UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

Accenture Holdings plc

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Ordinary shares, par value €0.000001 per share, of Accenture Holdings plc

	(2)	Aggregate number of securities to which transaction applies: 25,971,828 ordinary shares of Accenture Holdings plc

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Solely for purposes of calculating the filing fee, the underlying value of the transaction was determined based upon the product of (i) 25,971,828, the maximum number of shares of Accenture plc Class A ordinary shares, with nominal value $0.0000225 per share (“Accenture plc Class A ordinary shares”), that may be issued to holders of Accenture Holdings plc ordinary shares (other than Accenture plc and Accenture Holdings plc itself) in the merger described in this information statement, multiplied by (ii) $146.90, the average of the high and low prices per share of the Accenture plc Class A ordinary shares, as quoted on the New York Stock Exchange on November 29, 2017.

In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying 0.0001245 by the product of the preceding sentence.

	(4)	Proposed maximum aggregate value of transaction: $3,815,261,533.20

	(5)	Total fee paid:

$475,000.06

☐	Fee paid previously with preliminary materials.

☒	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: $475,000.06

	(2)	Form, Schedule or Registration Statement No.: PREM 14A (File No. 001-34448)

	(3)	Filing Party: Accenture plc (CIK: 0001467373) (fee paid by Accenture plc pursuant to Exchange Act Rule 0-11(c)(3))

	(4)	Date Filed: December 5, 2017

ACCENTURE HOLDINGS PLC

Notice of Annual General Meeting of Shareholders

to be held on February 5, 2018

The shareholders of Accenture Holdings plc, an Irish public limited company registered with the Irish Registrar of Companies under the registration number 560222, with its registered and principal executive offices at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland (“Accenture Holdings” or the “Company”), are invited to attend the:

ANNUAL GENERAL MEETING.

The annual general meeting of all shareholders of Accenture Holdings (the “Annual General Meeting”) will be held on February 5, 2018, at 12:30 p.m., local time in Ireland, at The Dock, located at 7 Hanover Quay, Grand Canal Dock, Dublin 2, Ireland.

The boards of directors of Accenture Holdings (the “Board”) and Accenture plc have each approved a merger of Accenture Holdings with and into Accenture plc, the parent company of Accenture Holdings (the “Merger”), pursuant to which Accenture plc will be the surviving entity. In order to consummate the Merger, shareholders of Accenture Holdings will be asked to approve the Common Draft Terms of Merger entered into by Accenture Holdings and Accenture plc on December     , 2017 (the “Common Draft Terms of Merger”), the form of which is attached as Annex A to the accompanying information statement, at the Annual General Meeting.

The following are the proposals to be acted upon at the Annual General Meeting:

1.	approve the Common Draft Terms of Merger, whereupon and assuming the other conditions to the Merger are satisfied on the Effective Date of the Merger (which is expected to be a date in March 2018), holders of Accenture Holdings ordinary shares (other than Accenture plc and Accenture Holdings itself) will receive, on a one-for-one basis, Class A ordinary shares of Accenture plc;

2.	approve the contract pursuant to which the wholly-owned subsidiary of Accenture Holdings, Exactside Limited, will acquire ordinary shares of Accenture Holdings;

3.	grant the Board the authority to issue shares under Irish law;

4.	grant the Board the authority to opt-out of statutory pre-emption rights under Irish law;

5.	determine the price range at which Accenture Holdings can re-allot shares that it acquires as treasury shares under Irish law; and

6.	authorize Accenture International S.à r.l., a wholly owned subsidiary of Accenture Holdings, or any successor entity thereto (“Accenture International”), to purchase Accenture Holdings ordinary shares off-market.

The second through sixth proposals are not related to the Merger. The second proposal is a specific proposal to rationalize the Accenture Holdings share capital structure, which will remain in effect irrespective of whether the Merger is consummated. Proposals three through six replace existing ordinary course authorizations until the Merger is consummated and will remain in effect in the event the Merger is not consummated. The foregoing proposals are more fully described, and the full text of each of the proposals is set forth, in the accompanying information statement.

During the Annual General Meeting, our Irish financial statements for the period from September 1, 2016 to August 31, 2017 and the reports of the Board and of the external auditors of Accenture Holdings will be available for inspection and consideration by our shareholders.

Copies of the accompanying information statement and our Irish financial statements for the period from September 1, 2016 to August 31, 2017, which include the reports of the Board and of the external auditors of Accenture Holdings on our 2017 Irish financial statements, are accessible through the Investor Relations section of the Accenture plc website (information on or accessible through the website is not incorporated herein by reference). You may also request any of these materials and information in print free of charge by making a written request to Accenture Holdings plc c/o Accenture, 161 N. Clark Street, Chicago, IL 60601, United States of America, Attention: Secretary; or at Accenture Holdings’ registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland, Attention: Secretary.

The Board has fixed 11:59 p.m., local time in Ireland, on December 11, 2017 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual General Meeting. This means that only those persons who were registered holders of Accenture Holdings ordinary shares at such time on that date will be entitled to receive notice of the Annual General Meeting and to attend and vote at the meeting or at any adjournments or postponements thereof. Proof of ownership of shares as of the record date, as well as a form of personal identification, must be presented in order to be admitted to the Annual General Meeting.

The Board is not asking you for a proxy in connection with the Annual General Meeting, and you are requested not to send us a proxy. As of the record date, Accenture plc held 96% of the Accenture Holdings ordinary shares entitled to vote at the Annual General Meeting and therefore has the power, acting by itself, to approve all matters scheduled to be voted upon at the Annual General Meeting.

Availability of Documents relating to the Merger

As required by Irish law, in connection with the Merger, the Board has prepared an explanatory report that explains, among other things, the Common Draft Terms of Merger and the legal and economic grounds for, and implications of, the Common Draft Terms of Merger (the “Directors’ Explanatory Report”), the form of which is attached as Annex C to the accompanying information statement. On November 27, 2017, upon the joint application of the Company and Accenture plc, the Irish High Court appointed PricewaterhouseCoopers, an Irish firm of chartered accountants and a statutory auditor within the meaning of the Irish Companies Act (as defined herein) (“PwC”), as the joint expert acting for Accenture Holdings and Accenture plc to examine the Common Draft Terms of Merger and make a report thereon in accordance with certain requirements of the Irish Companies Act (the “Independent Expert’s Report”).

Every Accenture Holdings Shareholder is entitled to obtain on request, free of charge, full or, if so desired, partial copies of the Common Draft Terms of Merger, the Directors’ Explanatory Report, the directors’ explanatory report prepared by the board of directors of Accenture plc, the form of which is attached as Annex D to the accompanying information statement, the Independent Expert’s Report (when issued), the audited Irish financial statements of Accenture plc for Accenture plc’s preceding three financial years and/or the audited Irish financial statements of the Company for its preceding three financial years (being two full financial years of the Company and the short financial year commencing on the date of incorporation of the Company on April 10, 2015 and ending on August 31, 2015). You may request copies of any of these materials by making a written request to Accenture Holdings plc c/o Accenture, 161 N. Clark Street, Chicago, IL 60601, United States of America, Attention: Secretary; or at Accenture Holdings’ registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland, Attention: Secretary. Copies of these materials are also available for inspection free of change by any Accenture Holdings Shareholder at Accenture Holdings’ registered office and will remain so available up to and including the date of the Annual General Meeting.

Important Notice Regarding the Availability of the Notice of Annual General Meeting of Shareholders and Information Statement for the Annual General Meeting To Be Held on February 5, 2018: This Notice of Annual General Meeting of Shareholders and Information Statement and our Irish financial statements, which include the reports of the Board of Directors of Accenture Holdings and of the external auditors of Accenture Holdings, are available on the Investor Relations section of the Accenture website (http://investor.accenture.com). Information on or accessible through the website is not incorporated herein by reference.

The accompanying information statement incorporates documents by reference. Please see “Where You Can Find More Information” beginning on page 80 of the accompanying information statement for a listing of documents incorporated by reference. These documents are available to any person, including any beneficial owner, without charge and upon request directed to our Investor Relations Group by telephone in the United States and Puerto Rico at +1 703-948-5150 and outside the United States and Puerto Rico at +353 1 407-8203, by e-mail at investor.relations@accenture.com, or by mail at Accenture, Investor Relations, 1345 Avenue of the Americas, New York, New York 10105, USA. To ensure timely delivery of these documents, any request should be made by January 31, 2018. The exhibits to these documents will generally not be made available unless they are specifically incorporated by reference in the accompanying information statement.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in the Merger or determined if the accompanying information statement is truthful or complete. Any representation to the contrary is a criminal offense.

The accompanying information statement is dated                 , 2017 and is first being mailed to shareholders of Accenture Holdings on or about                 , 2017.

By order of the Board of Directors

Dated:                 , 2017

i

CERTAIN TERMS

Unless otherwise specified or the context requires otherwise, as used in this information statement, the following terms have the meanings ascribed to them below:

•	“Accenture” and the “Accenture group” mean Accenture plc and its direct and indirect subsidiaries.

•	“Accenture Holdings” or “Company” means Accenture Holdings plc, an Irish public limited company and a subsidiary of Accenture plc.

•	“Accenture Holdings Shareholders” means the holders of ordinary shares of Accenture Holdings.

•	“Accenture International” means Accenture International S.à r.l. or any successor entity thereto.

•	“Accenture plc” means Accenture plc, an Irish public limited company and the parent company of Accenture Holdings.

•	“Annual General Meeting” means the annual general meeting of all shareholders of Accenture Holdings to be held on February 5, 2018.

•	“Common Draft Terms of Merger” means the common draft terms of merger entered into by Accenture Holdings and Accenture plc on December , 2017, the form of which is attached as Annex A to this information statement.

•	“DTC” means the Depository Trust Company.

•	“Effective Date” means the date and time specified in the order of the Irish High Court on which the consequences of the Merger are to have effect.

•	“Exactside Limited” means Exactside Limited, an Irish private limited company and an indirect subsidiary of Accenture Holdings.

•	“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

•	“Irish Companies Act” means the Companies Act 2014 of Ireland, as amended.

•	“Irish High Court” means the High Court of Ireland.

•	“IRS” means the United States Internal Revenue Service.

•	“Merger” means the merger of Accenture Holdings with and into Accenture plc, with Accenture plc as the surviving entity.

•	“NYSE” means the New York Stock Exchange.

•	“SEC” means the United States Securities and Exchange Commission.

•	“Securities Act” means the United States Securities Act of 1933, as amended.

•	“U.S. GAAP” means generally accepted accounting principles in the United States.

•	“we,” “our company,” “our” and “us” mean Accenture Holdings and its subsidiaries prior to the Merger and Accenture plc and its subsidiaries after the Merger.

FORWARD LOOKING STATEMENTS

This information statement and the documents incorporated by reference contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, relating to our operations, results of operations and other matters that are based on our current expectations, estimates, assumptions and projections. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “positioned,” “outlook” and similar expressions are used to identify these forward-looking statements.

Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to, the factors discussed under the section entitled “Risk Factors” in this information statement. Our forward-looking statements speak only as of the date of this information statement, the date of the applicable incorporated document or as of the date they are made, and we undertake no obligation to update them.

These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecast in these forward-looking statements.

The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, our ability to obtain approval of the Irish High Court for, and to satisfy the other conditions to, the Merger on the expected timeframe or at all, our ability to realize the expected benefits from the Merger, the occurrence of difficulties in connection with the Merger and any unanticipated costs in connection with the Merger.

The foregoing factors are in addition to those factors discussed under “Risk Factors” and “Proposal Number One: The Merger” and elsewhere in this information statement, as well as those in the documents that we incorporate by reference into this information statement (including, without limitation, the “Risk Factors” section of our Annual Report on Form 10-K for the year ended August 31, 2017 and subsequent filings with the SEC). There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business. We expressly disclaim any obligation to update these forward-looking statements other than as required by law.

v

ACCENTURE HOLDINGS PLC

INFORMATION STATEMENT

GENERAL INFORMATION

WE ARE NOT ASKING YOU FOR A PROXY IN CONNECTION WITH THE ANNUAL GENERAL MEETING.

The Annual General Meeting

The boards of directors of Accenture Holdings and Accenture plc, the parent company of Accenture Holdings, have approved the merger of Accenture Holdings with and into Accenture plc, pursuant to which Accenture plc will be the surviving entity. In order to consummate the Merger, Accenture Holdings Shareholders will be asked to approve the Common Draft Terms of Merger at the Annual General Meeting.

At the Annual General Meeting, Accenture Holdings Shareholders will also be asked to (1) approve the contract pursuant to which Exactside Limited will acquire ordinary shares of Accenture Holdings, (2) grant the Board the authority to issue shares under Irish law, (3) grant the Board the authority to opt-out of statutory pre-emption rights under Irish law, (4) determine the price range at which Accenture Holdings can re-allot shares that it acquires as treasury shares under Irish law, and (5) authorize Accenture International to purchase ordinary shares off-market. The proposals described in clauses (1) through (5) above are not related to the Merger. The proposal described in clause (1) is a specific proposal to rationalize the Accenture Holdings share capital structure, which will remain in effect irrespective of whether the Merger is consummated. The proposals described in clauses (2) through (5) replace existing ordinary course authorizations until the Merger is consummated and will remain in effect in the event the Merger is not consummated.

Date, Time and Place of the Annual General Meeting

This information statement is provided to the shareholders of Accenture Holdings, an Irish public limited company with its registered and principal offices at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland and registered with the Irish Registrar of Companies under the registration number 560222, in connection with the Annual General Meeting to be held at 12:30 p.m. local time in Ireland, on February 5, 2018. The Annual General Meeting will be held at The Dock, located at 7 Hanover Quay, Grand Canal Dock, Dublin 2, Ireland. This information statement is first being sent to shareholders on or about                     , 2017.

Who Can Vote; Votes Per Share at the Annual General Meeting

All persons who were registered holders of Accenture Holdings ordinary shares at 11:59 p.m., local time in Ireland, on December 11, 2017 (the “record date”) are shareholders of record for the purposes of the Annual General Meeting and, other than Accenture Holdings and its direct and indirect subsidiaries, will be entitled to vote at the Annual General Meeting. As of such time, there were              outstanding ordinary shares of Accenture Holdings held by              shareholders of record (which numbers do not include Accenture Holdings ordinary shares held by Accenture Holdings and its direct and indirect subsidiaries).              of those outstanding shares (or 96%) were held by Accenture plc, the controlling shareholder of Accenture Holdings. These shareholders of record will be entitled to one vote per ordinary share of Accenture Holdings on all matters submitted to a vote of shareholders, so long as those votes are represented at the Annual General Meeting. Your shares will be represented if you attend and vote at the Annual General Meeting in person or by proxy, which proxy need not be a shareholder of the Company. While we are not requesting a proxy from you and no further votes are necessary to approve the matters scheduled to be voted on at the Annual General Meeting, you are entitled under Irish law to vote in person or by proxy. Any proxy, in the form prescribed by the Irish Companies Act, must be properly signed and dated and received at the Company’s registered office, located at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland, by no later than 8:00 a.m., local time in Ireland, on February 5, 2018.

Quorum and Voting Requirements; Appraisal Rights

Quorum. Under Accenture Holdings’ articles of association, no business shall be transacted at the Annual General Meeting unless a quorum is present. A quorum requires the presence of at least one person holding or representing by proxy (whether or not such holder actually exercises his or her voting rights in whole, in part or at all at the meeting) more than 50% of the total issued voting rights of ordinary shares of Accenture Holdings. The quorum requirement will be satisfied because Accenture plc, which held 96% of the aggregate outstanding Accenture Holdings ordinary shares entitled to vote as of the record date, will be present at the Annual General Meeting as required by Accenture Holdings’ articles of association.

Voting. The following table summarizes the voting requirements for each of the proposals set out in the notice of the Annual General Meeting, with each holder of Accenture Holdings ordinary shares of record and entitled to vote having one vote per share. Abstentions will not affect the voting results.

Proposals	Required Approval

1. Approve the Common Draft Terms of Merger	75% of Votes Cast

2. Approve the Contract Pursuant to which Exactside Limited will Acquire Accenture Holdings Ordinary Shares	75% of Votes Cast

3. Grant Board Authority to Issue Accenture Holdings Ordinary Shares	Majority of Votes Cast

4. Grant Board Authority to Opt-Out of Statutory Pre-emption Rights	75% of Votes Cast

5. Determine Price Range for the Re-Allotment of Treasury Shares	75% of Votes Cast

6. Authorization of Accenture International to Purchase Accenture Holdings Ordinary Shares Off-Market	75% of Votes Cast

Accenture plc held 96% of the aggregate outstanding Accenture Holdings ordinary shares entitled to vote as of the record date and, therefore, has the power, acting by itself, to approve all matters scheduled to be voted upon at the Annual General Meeting. Accenture plc will vote all of the shares that it holds in favor of approving each of the proposals set out in the notice of the Annual General Meeting. Therefore, all such proposals will be passed at the Annual General Meeting.

Appraisal Rights. Any Accenture Holdings Shareholder has the right to submit a request in writing to Accenture plc, not more than 15 calendar days after the date of the Annual General Meeting, that Accenture plc acquire their Accenture Holdings ordinary shares for cash. See “Proposal Number One: The Merger—Appraisal Rights.”

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

We are not asking you for a proxy in connection with the Annual General Meeting.

GENERAL

1.	Q: Why am I receiving this information statement?

A:	SEC rules require that we provide Accenture Holdings Shareholders with this information statement in connection with the approval of the proposed Merger and the other proposals included in this information statement, which will be acted upon at the upcoming Annual General Meeting. As of the record date, Accenture plc held 96% of the Accenture Holdings ordinary shares entitled to vote at the Annual General Meeting, and therefore has the power, acting by itself, to approve all matters scheduled to be voted upon at the Annual General Meeting. Accenture plc will vote all of the shares that it holds in favor of approving each of the proposals set out in the notice of the Annual General Meeting. Therefore, all proposals will be passed.

2.	Q: What proposals are being voted on at the Annual General Meeting?

A:	The following proposals are being voted on at the Annual General Meeting:

(1)	the approval of the Common Draft Terms of Merger. Following the approval thereof, and assuming the other conditions to the Merger are satisfied, on the Effective Date of the Merger (which is expected to be a date in March 2018), Accenture Holdings Shareholders (other than Accenture plc and Accenture Holdings itself) will receive, on a one-for-one basis, Class A ordinary shares of Accenture plc;

(2)	approving the contract pursuant to which Exactside Limited will acquire ordinary shares of Accenture Holdings;

(3)	granting the Board the authority to issue shares under Irish law;

(4)	granting the Board the authority to opt-out of statutory pre-emption rights under Irish law;

(5)	to determine the price range at which Accenture Holdings can re-allot shares that it acquires as treasury shares under Irish law; and

(6)	authorizing Accenture International to purchase ordinary shares off-market.

The second through sixth proposals are not related to the Merger. The second proposal is a specific proposal to rationalize the Accenture Holdings share capital structure, which will remain in effect irrespective of whether the Merger is consummated. Proposals three through six replace existing ordinary course authorizations until the Merger is consummated and will remain in effect in the event the Merger is not consummated.

3.	Q: Who can vote at the Annual General Meeting?

A:	All persons who were registered holders of Accenture Holdings ordinary shares at 11:59 p.m., local time in Ireland, on December 11, 2017, the record date for the Annual General Meeting, are shareholders of record for the purposes of the Annual General Meeting. Such shareholders, other than Accenture Holdings and its direct and indirect subsidiaries, will be entitled to attend and vote, in person or by a proxy (which proxy need not be a shareholder of the Company) designated by such holder, at the Annual General Meeting and any adjournments or postponements thereof.

Each holder of Accenture Holdings ordinary shares entitled to vote will be entitled to one vote per share at the Annual General Meeting. Accenture plc held 96% of Accenture Holdings ordinary shares entitled to vote as of the record date and, therefore, has the power, acting by itself, to approve all matters scheduled to be voted upon at the Annual General Meeting.

VOTING AND MECHANICS

We are not asking you for a proxy in connection with the Annual General Meeting.

4.	Q: How do I vote?

A:	You may vote your shares either by voting in person at the Annual General Meeting or by a proxy designated by you, which proxy holder need not be a shareholder of the Company. Any proxy in the form prescribed by the Irish Companies Act must be properly signed and dated and received by 8:00 a.m., local time in Ireland, on February 5, 2018 at the registered office of Accenture Holdings located at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland. You may revoke your proxy at any time prior to the commencement of the Annual General Meeting.

Accenture plc held 96% of Accenture Holdings ordinary shares entitled to vote as of the record date and, therefore, has the power, acting by itself, to approve all matters scheduled to be voted upon at the Annual General Meeting. Accenture plc will vote all of the shares that it holds in favor of approving each of the proposals set out in the notice of the Annual General Meeting. Therefore, all proposals will be passed at the Annual General Meeting.

5.	Q: How do I attend the Annual General Meeting?

A:	All Accenture Holdings Shareholders are invited to attend the Annual General Meeting at The Dock, located at 7 Hanover Quay, Grand Canal Dock, Dublin 2, Ireland. Proof of ownership of shares as of the record date, as well as a form of personal identification of the shareholder or the proxy designated by such holder, must be presented in order to be admitted to the Annual General Meeting.

6.	Q: What quorum is required for action at the Annual General Meeting?

A:	At the Annual General Meeting to approve the proposals, more than 50% of the Accenture Holdings ordinary shares issued and outstanding and entitled to vote at the Annual General Meeting as of the record date must be represented by at least one person in person or by a proxy designated by such holder (whether or not such holder actually exercises his or her voting rights in whole, in part or at all at the meeting) at the Annual General Meeting.

The quorum requirement will be satisfied because Accenture plc, which held 96% of the aggregate outstanding Accenture Holdings ordinary shares entitled to vote as of the record date, will be present at the Annual General Meeting as required by Accenture Holdings’ articles of association. See “The Annual General Meeting—Record Date; Voting Rights; Vote Required for Approval.”

7.	Q: What vote of Accenture Holdings shareholders is required to approve the proposals?

A:	The following table summarizes the voting requirements for each of the proposals set out in the notice of the Annual General Meeting, with each holder of Accenture Holdings ordinary shares of record and entitled to vote having one vote per share. Abstentions will not affect the voting results.

Proposals	Required Approval

1. Approve the Common Draft Terms of Merger	75% of Votes Cast

2. Approve the Contract Pursuant to which Exactside Limited will Acquire Accenture Holdings Ordinary Shares	75% of Votes Cast

3. Grant Board Authority to Issue Accenture Holdings Ordinary Shares	Majority of Votes Cast

4. Grant Board Authority to Opt-Out of Statutory Pre-emption Rights	75% of Votes Cast

5. Determine Price Range for the Re-Allotment of Treasury Shares	75% of Votes Cast

6. Authorization of Accenture International to Purchase Accenture Holdings Ordinary Shares Off-Market	75% of Votes Cast

Accenture plc held 96% of Accenture Holdings ordinary shares entitled to vote as of the record date and, therefore, has the power, acting by itself, to approve all matters scheduled to be voted upon at the Annual General Meeting. Accenture plc will vote all of the shares that it holds in favor of approving each of the proposals set out in the notice of the Annual General Meeting. Therefore, all proposals will be passed at the Annual General Meeting. See “The Annual General Meeting—Record Date; Voting Rights; Vote Required for Approval.”

QUESTIONS AND ANSWERS ABOUT THE MERGER

The boards of directors of Accenture Holdings and Accenture plc, have approved the merger of Accenture Holdings with and into Accenture plc. In order to consummate the Merger, Accenture Holdings Shareholders will be asked to approve the Common Draft Terms of Merger at the Annual General Meeting.

8.	Q: Why do you want to merge Accenture Holdings with and into Accenture plc?

A.	We believe the Merger has many benefits for both Accenture and Accenture Holdings Shareholders. Simplifying and consolidating the Accenture group structure will result in economic efficiencies and reduce administrative burdens for Accenture, including no longer having to prepare financial statements and file reports with the SEC for Accenture Holdings after the Merger. In addition, the Class A ordinary shares of Accenture plc that Accenture Holdings Shareholders will receive in the Merger will be listed and tradable on the NYSE, which will make any future sales of these shares easier for such holder. Further, Accenture Holdings Shareholders, who currently may only redeem their Accenture Holdings ordinary shares for Class A ordinary shares of Accenture plc during specified trading windows, will no longer be subject to such restrictions provided they are no longer Accenture employees (or their related parties). There will be no change in how Accenture goes to market, how we manage our business or how we serve our clients.

See “Proposal Number One: The Merger—Reasons for the Merger” and “Risk Factors.”

9.	Q: What are the steps required to effect the Merger?

A. There are several steps required to effect the Merger:

Shareholder Approval. On February 5, 2018, we will hold the Annual General Meeting to approve, among other proposals, the Common Draft Terms of Merger. Accenture plc, which held 96% of the aggregate outstanding Accenture Holdings ordinary shares entitled to vote as of the record date, will vote all of the shares that it holds in favor of approving the Common Draft Terms of Merger. Therefore, the proposal will be passed at the Annual General Meeting. See “The Annual General Meeting.”

As a condition to the Merger, pursuant to Accenture plc’s articles of association, the holders of Accenture plc ordinary shares are also required to approve the Common Draft Terms of Merger by ordinary resolution. The holders of Accenture plc ordinary shares will consider and vote on the proposal to approve the Common Draft Terms of Merger at Accenture plc’s 2018 annual general meeting of shareholders, expected to be held on February 7, 2018.

Preliminary Irish High Court Approval. On November 27, 2017, upon the joint application of the Company and Accenture plc, the Irish High Court held a preliminary hearing and issued an order providing (1) solely to meet certain requirements of the Irish Companies Act, the appointment of PwC as the joint expert acting for Accenture Holdings and Accenture plc related to the fairness of the exchange ratio that determines the shares to be issued in the Merger and (2) that the Irish High Court would determine the fairness of the terms and conditions of the Merger, both procedurally and substantively, to all persons to whom it is proposed to issue shares of Accenture plc in connection therewith.

Final Irish High Court Approval. Shortly after the Annual General Meeting and Accenture plc’s 2018 annual general meeting, and assuming Accenture plc has obtained the necessary shareholder approval, Accenture plc and Accenture Holdings will jointly apply to the Irish High Court for an order confirming the Merger and determining the fairness of the terms and conditions of the Merger, both procedurally and substantively, to Accenture Holdings Shareholders, and setting the Effective Date of the Merger. See “Proposal Number One: The Merger—Appraisal Rights.” This Irish High Court application involves a preliminary hearing where the Irish High Court will set a date for the hearing of the substantive application. At the final hearing, the Irish High Court will be requested to make an order confirming the Merger in accordance with the Irish Companies Act, as well as make a determination of the fairness of the terms and conditions of the Merger, both procedurally and substantively, to Accenture Holdings Shareholders.

Effectiveness. If all of the conditions are satisfied (and we and Accenture plc do not abandon the Merger prior to obtaining the Irish High Court’s final order described above), the Merger will take effect on the Effective Date prescribed in such order. We currently anticipate the Effective Date to be a date in March 2018.

10.	Q: What happens on the Effective Date of the Merger?

A:	On the Effective Date of the Merger, the following steps will occur by operation of law:

1.	Accenture Holdings will be merged with and into Accenture plc, with Accenture plc as the surviving entity (Accenture Holdings will be dissolved without going into liquidation as a result);

2.	all of the assets and liabilities of Accenture Holdings will be acquired by Accenture plc;

3.	each Accenture Holdings Shareholder (other than Accenture plc and Accenture Holdings itself) will receive one Class A ordinary share of Accenture plc for every one ordinary share of Accenture Holdings held by such shareholder;

4.	all legal proceedings pending by or against Accenture Holdings will be continued with the substitution, for Accenture Holdings, of Accenture plc as a party; and

5.	contracts, agreements or instruments to which Accenture Holdings is a party will be construed and have effect as if Accenture plc had been a party thereto instead of Accenture Holdings, and Accenture plc will have the same rights and be subject to the same obligations to which Accenture Holdings is subject under such contracts, agreements or instruments.

After the Merger, the number of Class A ordinary shares you will own in Accenture plc will be the same as the number of ordinary shares you owned in Accenture Holdings immediately prior to the Merger.

In addition, on or following the Effective Date of the Merger, Accenture plc will redeem, without any action on the part of the former Accenture Holdings Shareholders, the outstanding Class X ordinary shares of Accenture plc held by the then former Accenture Holdings Shareholders (the nominal value of each Class X ordinary share is $0.0000225 per share) in accordance with Accenture plc’s articles of association. See “Proposal Number One: The Merger—Redemption of Accenture plc Class X Ordinary Shares.”

As Accenture plc and Accenture Holdings are both Irish public limited companies under the Irish Companies Act, there are many similarities between their respective memoranda and articles of association. There are, however, certain differences. These differences are summarized under “Rights of Holders of Accenture Holdings Ordinary Shares and Accenture plc Class X Ordinary Shares Compared to Rights of Holders of Accenture plc Class A Ordinary Shares.”

The following diagram depicts our voting power and abbreviated organizational structure before and after the Merger:

Before	After

11.	Q: When is the Merger expected to be completed?

A:	We currently expect to complete the Merger in March 2018. However, until the issuance of the order of the Irish High Court, which we need in order to complete the Merger, the Merger may be abandoned or delayed by the board of directors of Accenture Holdings and/or the board of directors of Accenture plc, even if the Merger has been approved by Accenture Holdings Shareholders and Accenture plc shareholders and all other conditions to the Merger (other than the approval of the Irish High Court) have been satisfied.

See “Proposal Number One: The Merger—Amendment, Termination or Delay.”

12.	Q: Do I have appraisal rights with respect to the Accenture Holdings ordinary shares I own?

A:	Yes. All Accenture Holdings Shareholders have the right to submit a request in writing to Accenture plc, not more than 15 calendar days after the date of the Annual General Meeting, that Accenture plc acquire their Accenture Holdings ordinary shares for cash. Where a valid request is made by an Accenture Holdings Shareholder, Accenture plc shall purchase such Accenture Holdings ordinary shares held by that shareholder at a price per share which is expected to be equal to the closing price of one Class A ordinary share of Accenture plc on the NYSE on the day before the Effective Date. See “Proposal Number One: The Merger—Appraisal Rights.”

13.	Q: How will my rights as a holder of Class A ordinary shares of Accenture plc differ from my rights as a holder of ordinary shares of Accenture Holdings?

A:	The economic rights and interests of holders of Class A ordinary shares of Accenture plc are similar to those of holders of ordinary shares of Accenture Holdings. However, there are differences between what your rights will be as holder of Class A ordinary shares of Accenture plc and what they currently are as a shareholder of Accenture Holdings. We discuss these differences in detail under “Description of Share Capital of Accenture plc” and “Rights of Holders of Accenture Holdings Ordinary Shares and Accenture plc Class X Ordinary Shares Compared to Rights of Holders of Accenture plc Class A Ordinary Shares.” Accenture plc is governed by Irish law, in particular by the Irish Companies Act, and its memorandum and articles of association, which is incorporated by reference herein.

TAX MATTERS RELATED TO THE MERGER

Please refer to “Material Tax Considerations Relating to the Merger” for a description of the material U.S. federal income tax and Irish tax consequences of the Merger to Accenture plc shareholders and Accenture Holdings Shareholders. Determining the actual tax consequences of the Merger to you may be complex and will depend on your specific situation. We urge you to consult your personal tax advisors.

14.	Q: Is the Merger taxable to me?

A:	U.S. Federal Income Tax

U.S. Holders and Non-U.S. Holders (as defined in “Material Tax Considerations Relating to the Merger—Material U.S. Federal Income Tax Considerations”) will not recognize gain or loss for U.S. federal income tax purposes in the Merger. However, this conclusion applies only to U.S. Holders and Non-U.S. Holders who hold their Accenture Holdings ordinary shares as capital assets (as defined in “Material Tax Considerations Relating to the Merger—Material U.S. Federal Income Tax Considerations”). See “Material Tax Considerations Relating to the Merger—Material U.S. Federal Income Tax Considerations.”

Irish Tax

Non-Irish Holders (as defined in “Material Tax Considerations Relating to the Merger—Material Irish Tax Considerations”) will not be subject to Irish capital gains tax (“Irish CGT”) on the cancellation of their Accenture Holdings ordinary shares or on the receipt of Class A ordinary shares of Accenture plc, or the exercise of the appraisal rights in connection with the Merger in respect of their Accenture Holdings ordinary shares. However, this conclusion applies only to Non-Irish Holders who hold their Accenture Holdings ordinary shares as capital assets. See “Material Tax Considerations Relating to the Merger—Material Irish Tax Considerations—Irish Tax on Chargeable Gains (Irish CGT).”

Tax Residents of Other Jurisdictions

Accenture Holdings Shareholders who are tax resident in other jurisdictions should not recognize a gain or loss as a result of the Merger. However, tax laws are complex and the tax consequences in any individual case may depend on the facts and circumstances. You should consult your personal tax advisors concerning the applicable tax consequences of the Merger.

15.	Q: Will there be any Irish withholding tax on dividends paid on Class A ordinary shares of Accenture plc?

A:	As with your Accenture Holdings ordinary shares, Irish dividend withholding tax (“DWT”) (currently at a rate of 20%) will apply to dividends paid on Class A ordinary shares of Accenture plc unless shareholders qualify for an exemption. Shareholders resident in the United States, any European Union member state (other than Ireland) or any country with which Ireland has signed a tax treaty (see Annex B attached to this information statement) (together, the “Exempt Territories”) may be entitled to an exemption from DWT, provided the appropriate documentation has been timely furnished to your broker (for shares held through DTC) or Accenture plc’s transfer agent (for shares held directly). If you are a shareholder resident in the United States and you hold Accenture plc Class A ordinary shares in a brokerage account through DTC and you have a valid Form W-9 on file with your broker, you will be exempt from DWT without further action. In addition, if you already have a valid Irish DWT form on file with respect to your existing Accenture Holdings ordinary shares or any Accenture plc Class A ordinary shares held prior to the Merger, then no further action is required. Shareholders should contact their personal tax advisors or GlobeTax at +1 212-747-9100 or eCertsIreland@GlobeTax.com (please note that minor administrative fees will apply). Accenture plc shareholders that are not residents in an Exempt Territory may be subject to DWT.

See “Material Tax Considerations Relating to the Merger—Material Irish Tax Considerations— Withholding Tax on Dividends (DWT).”

You should consult your personal tax advisors as to the tax consequences of receiving dividends on Class A ordinary shares of Accenture plc.

16.	Q: Will there be Irish capital acquisitions tax (“CAT”) on gifts and/or inheritances of Class A ordinary shares of Accenture plc after the Merger?

A:	CAT applies to a gift or inheritance of Irish property irrespective of the place of residence, ordinary residence, or domicile of the donor or recipient. The recipient has primary liability for CAT, which is currently levied at a rate of 33% on the value of any taxable gift or inheritance, subject to any exemptions and reliefs.

A gift or inheritance of Accenture Holdings ordinary shares may be subject to CAT. After the consummation of the Merger, while there is uncertainty surrounding the applicability of CAT, and there can be no assurance that CAT will not be due in connection with a gift or inheritance of Class A ordinary shares of Accenture plc, you will be in no worse position than you are currently. See “Material Tax Considerations Relating to the Merger—Material Irish Tax Considerations—Capital Acquisitions Tax (CAT).”

17.	Q: Will there be Irish stamp duty on the Merger or on the transfer of Class A ordinary shares of Accenture plc after the Merger?

A:	No stamp duty will be payable by any Accenture Holdings Shareholder on the Merger.

A transfer of Class A ordinary shares of Accenture plc effected by the transfer of a book-entry interest beneficially held through a broker or custodian (and through DTC) will not be subject to Irish stamp duty. Other transfers of Class A ordinary shares of Accenture plc may be subject to Irish stamp duty (currently levied at the rate of 1% of the price paid or the market value of the Class A ordinary shares of Accenture plc acquired, if higher) payable by the buyer.

See “Material Tax Considerations Relating to the Merger—Material Irish Tax Considerations—Stamp Duty.”

18.	Q: Is the Merger a taxable transaction for Accenture Holdings or Accenture plc?

A:	No. The Merger will not be a taxable transaction for Accenture Holdings or Accenture plc.

OTHER MATTERS RELATED TO THE MERGER

19.	Q: Will the Merger dilute my economic interest?

A:	No. Your economic interest in Accenture plc will be essentially the same as your economic interest in Accenture Holdings prior to the Merger.

20.	Q: If the Merger is approved, do I have to take any action to participate in the Merger?

A:	No. Assuming the other conditions to the Merger are satisfied, on the Effective Date of the Merger (which is expected to be a date in March 2018), you will receive, on a one-for-one basis, Class A ordinary shares of Accenture plc for every Accenture Holdings ordinary share that you then hold, without any further action on your part.

See “Proposal Number One: The Merger—No Action Required to Receive Class A ordinary shares of Accenture plc.”

21.	Q: How will I hold the Class A ordinary shares of Accenture plc I receive in connection with the Merger?

A:	You will hold the Class A ordinary shares of Accenture plc you receive in connection with the Merger beneficially (through an account in your name with one of the Company’s brokers, Morgan Stanley or UBS Financial Services, which in turn holds those shares through DTC), and not directly as the holder of record of such shares. Cede & Co. as nominee for DTC will be the holder of record of such shares. You may opt to hold your shares directly, rather than through a broker, but there will be adverse tax consequences. If you have any questions on how the Class A ordinary shares of Accenture plc received in connection with the Merger will be held please contact us at Leadership_Holdings@Accenture.com or +1 703-948-5165.

22.	Q: Will I be able to have my Accenture Holdings ordinary shares redeemed for Class A ordinary shares of Accenture plc between the date of this information statement and the Effective Date of the Merger?

A:	Yes. Accenture Holdings ordinary shares will continue to be redeemable during this period, subject to the restrictions on redemption contained in Accenture Holdings’ memorandum and articles of association, Irish law and any contractual restrictions on redemption that may be applicable to a holder. Accenture Holdings ordinary shares are redeemable at the option of any holder by giving irrevocable notice of an election for redemption to Accenture Holdings. The redemption price is payable in cash or, at the election of the Board, in Class A ordinary shares of Accenture plc.

23.	Q: Whom should I contact if I have questions about the Annual General Meeting or the Merger?

A:	Please contact us at Leadership_Holdings@Accenture.com or +1 703-948-5165.

IMPACT ON THE ACCENTURE GROUP

24.	Q: Will the Merger affect the Accenture group’s operations?

A:	No. The Merger will not change how Accenture goes to market, how we manage our business or how we serve our clients.

25.	Q: How will the Merger affect Accenture Holdings’ financial reporting?

A:	On the Effective Date of the Merger, Accenture Holdings will be dissolved. As a result, it will no longer be subject to SEC reporting requirements and will no longer prepare separate financial statements or file reports on Forms 10-K, 10-Q and 8-K with the SEC. However, Accenture plc’s Class A ordinary shares are listed on the NYSE, and Accenture plc is a SEC registrant that will continue to be required to file periodic reports with the SEC on Forms 10-K, 10-Q and 8-K. Accenture plc’s financial statements consolidate the results of Accenture plc and its subsidiaries. Accenture plc is also required to prepare financial statements in accordance with Irish law and in connection with the Merger, Accenture Holdings Shareholders are entitled to inspect or request copies, free of charge, of Accenture plc’s Irish financial statements for its last three financial years. These materials are available for inspection free of charge at Accenture Holdings’ registered office. To request copies of any of these materials, Accenture Holdings Shareholders should make a written request to Accenture Holdings plc c/o Accenture, 161 N. Clark Street, Chicago, IL 60601, United States of America, Attention: Secretary; or at Accenture Holdings’ registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland, Attention: Secretary.

26.	Q: Will the Merger have any impact on Accenture plc’s ability to pay dividends or buy back shares?

A:	No. The Merger will not negatively impact on Accenture plc’s ability to pay dividends or buy back shares. Under Irish law, dividends and buy backs of Accenture plc shares must be paid out of “profits available for distribution,” and we expect that Accenture plc will continue to have sufficient profits available for distribution to make distributions by way of dividends or buy backs.

27.	Q: What effect would a failure to complete the Merger have on Accenture Holdings?

A:	If the Merger is not completed, Accenture Holdings would continue to exist as a separate Irish entity. We may consider other alternatives in the event that the Merger is not completed.

SUMMARY

This summary highlights selected information from this information statement. It does not contain all of the information that is important to you. To understand the proposals presented at the Annual General Meeting more fully, and for a more complete legal description of the Merger, you should read carefully the entire information statement, including the Annexes. The Common Draft Terms of Merger, the form of which is attached as Annex A to this information statement, is the legal document that governs the Merger. As is the case with Accenture Holdings, Accenture plc is governed by Irish law, in particular by the Irish Companies Act, and its memorandum and articles of association, which is incorporated by reference herein. We encourage you to read those documents carefully.

Annual General Meeting

Purpose of this Information Statement

SEC rules require that we provide the shareholders of Accenture Holdings with this information statement in connection with the approval of the proposed Merger and the other proposals included in this information statement, which will be acted upon at the upcoming Annual General Meeting. As of the record date, Accenture plc held 96% of the Accenture Holdings ordinary shares entitled to vote at the Annual General Meeting, and therefore has the power, acting by itself, to approve all matters scheduled to be voted upon at the Annual General Meeting. Accenture plc will vote all of the shares that it holds in favor of approving each of the proposals set out in the notice of the Annual General Meeting. Therefore, all proposals will be passed at the Annual General Meeting.

Time, Place, Date and Purpose of the Annual General Meeting

The Annual General Meeting is scheduled to be held at 12:30 p.m. local time in Ireland, on February 5, 2018, at The Dock, located at 7 Hanover Quay, Grand Canal Dock, Dublin 2, Ireland. At the meeting, Accenture Holdings Shareholders will vote on the following proposals to:

1.	approve the Common Draft Terms of Merger. Following the approval thereof, and assuming the other conditions to the Merger are satisfied, on the Effective Date of the Merger (which is expected to be a date in March 2018), Accenture Holdings Shareholders (other than Accenture plc and Accenture Holdings itself) will receive, on a one-for-one basis, Class A ordinary shares of Accenture plc;

2.	approve the contract pursuant to which Exactside Limited will acquire ordinary shares of Accenture Holdings;

3.	grant the Board the authority to issue shares under Irish law;

4.	grant the Board the authority to opt-out of statutory pre-emption rights under Irish law;

5.	determine the price range at which Accenture Holdings can re-allot shares that it acquires as treasury shares under Irish law; and

6.	authorize Accenture International to purchase ordinary shares off-market.

The second through sixth proposals are not related to the Merger. The second proposal is a specific proposal to rationalize the Accenture Holdings share capital structure, which will remain in effect irrespective of whether the Merger is consummated. Proposals three through six replace existing ordinary course authorizations until the Merger is consummated and will remain in effect in the event the Merger is not consummated.

Record Date

All persons who were registered Accenture Holdings Shareholders at 11:59 p.m., local time in Ireland, on December 11, 2017, the record date for the Annual General Meeting, are shareholders of record for the purposes of the Annual General Meeting and, other than Accenture Holdings and its direct and indirect subsidiaries, will be entitled to attend and vote, in person or by a proxy (which proxy need not be a shareholder of the Company) designated by such holder, at the Annual General Meeting and any adjournments or postponements thereof.

Quorum

At the Annual General Meeting, the presence of one person holding or representing by proxy (whether or not such holder actually exercises his or her voting rights in whole, in part or at all at the meeting) more than 50% of the Accenture Holdings ordinary shares outstanding and entitled to vote at the Annual General Meeting as of the record date constitutes a quorum for the conduct of business at the Annual General Meeting. The quorum requirement will be satisfied because Accenture plc, which held 96% of the aggregate outstanding Accenture Holdings ordinary shares entitled to vote as of the record date, will be present at the Annual General Meeting as required by Accenture Holdings’ articles of association.

Required Vote

The following table summarizes the voting requirements for each of the proposals set out in the notice of the Annual General Meeting, with each holder of Accenture Holdings ordinary shares of record and entitled to vote having one vote per share. Abstentions will not affect the voting results.

Proposals	Required Approval

1. Approve the Common Draft Terms of Merger	75% of Votes Cast

2. Approve the Contract Pursuant to which Exactside Limited will Acquire Accenture Holdings Ordinary Shares	75% of Votes Cast

3. Grant Board Authority to Issue Accenture Holdings Ordinary Shares	Majority of Votes Cast

4. Grant Board Authority to Opt-Out of Statutory Pre-emption Rights	75% of Votes Cast

5. Determine Price Range for the Re-Allotment of Treasury Shares	75% of Votes Cast

6. Authorization of Accenture International to Purchase Accenture Holdings Ordinary Shares Off-Market	75% of Votes Cast

Accenture plc held 96% of the aggregate outstanding Accenture Holdings ordinary shares entitled to vote as of the record date and, therefore, has the power, acting by itself, to approve all matters scheduled to be voted upon at the Annual General Meeting. Accenture plc will vote all of the shares that it holds in favor of approving each of the proposals set out in the notice of the Annual General Meeting. Therefore, all such proposals will be passed at the Annual General Meeting.

Summary of Proposal Number One: The Merger

Parties to the Merger

Accenture plc. Accenture plc is an Irish public limited company with no material assets other than Accenture Holdings ordinary shares. Accenture plc operates its business through subsidiaries of Accenture Holdings. Accenture plc is the parent company and controlling shareholder of Accenture Holdings and owned 96% of Accenture Holdings ordinary shares entitled to vote at the Annual General Meeting as of the record date. As the controlling shareholder of Accenture Holdings and as a result of Accenture plc’s majority voting interest in Accenture Holdings, Accenture plc controls Accenture Holdings’ management and operations and consolidates Accenture Holdings’ results in its consolidated financial statements.

Accenture plc, together with its consolidated subsidiaries, including Accenture Holdings, is one of the world’s leading professional services companies, providing services and solutions in strategy, consulting, digital, technology and operations to clients across a broad range of industries. Accenture employs approximately 425,000 people and has offices and operations in more than 200 cities in 53 countries. Accenture’s revenues before reimbursements were $34.9 billion for the fiscal year ended August 31, 2017.

Pursuant to the Merger, Accenture plc will be the surviving entity and on the Effective Date of the Merger will, among other things, acquire all of the assets and liabilities of Accenture Holdings and assume or take over all contractual rights and obligations of Accenture Holdings.

Accenture Holdings plc. Accenture Holdings is an Irish public limited company, having its registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland. Its company registration number is 560222. Accenture Holdings is a subsidiary of Accenture plc. Following the Merger, Accenture Holdings will cease to exist.

The Merger

Accenture Holdings Shareholders are being asked to approve, among other proposals, the Common Draft Terms of Merger at the Annual General Meeting. Following the approval thereof, and assuming the other conditions to the Merger are satisfied, on the Effective Date of the Merger (which is expected to be a date in March 2018), Accenture Holdings Shareholders (other than Accenture plc and Accenture Holdings itself) will receive, on a one-for-one basis, Class A ordinary shares of Accenture plc.

There are several steps required to effect the Merger:

Shareholder Approval. On February 5, 2018, we will hold the Annual General Meeting to approve, among other proposals, the Common Draft Terms of Merger. Accenture plc, which held 96% of the aggregate outstanding Accenture Holdings ordinary shares entitled to vote as of the record date, will vote all of the shares that it holds in favor of approving the Common Draft Terms. Therefore, the proposal will be passed at the Annual General Meeting. See “The Annual General Meeting.”

As a condition to the Merger, pursuant to Accenture plc’s articles of association, the holders of Accenture plc ordinary shares are also required to approve the Common Draft Terms of Merger by ordinary resolution. The holders of Accenture plc ordinary shares will consider and vote on the proposal to approve the Common Draft Terms of Merger at Accenture plc’s 2018 annual general meeting of shareholders, expected to be held on February 7, 2018.

Preliminary Irish High Court Approval. On November 27, 2017, upon the joint application of the Company and Accenture plc, the Irish High Court held a preliminary hearing and issued an order providing (1) solely to meet certain requirements of the Irish Companies Act, the appointment of PwC as the joint expert acting for Accenture Holdings and Accenture plc related to the fairness of the exchange ratio that determines the shares of Accenture plc to be issued in the Merger and (2) that the Irish High Court would determine the fairness of the terms and conditions of the Merger, both procedurally and substantively, to all persons to whom it is proposed to issue shares of Accenture plc in connection therewith.

Final Irish High Court Approval. Shortly after the Annual General Meeting and Accenture plc’s 2018 annual general meeting, and assuming Accenture plc has obtained the necessary shareholder approval, Accenture plc and Accenture Holdings will jointly apply to the Irish High Court for an order confirming the Merger and determining the fairness of the terms and conditions of the Merger, both procedurally and substantively, to Accenture Holdings Shareholders, and setting the Effective Date of the Merger. This Irish High Court application involves a preliminary hearing where the Irish High Court will set a date for the hearing of the substantive application. At the final hearing, the Irish High Court will be requested to make an order confirming the Merger in accordance with the Irish Companies Act, as well as make a determination of the fairness of the terms and conditions of the Merger, both procedurally and substantively, to Accenture Holdings Shareholders.

Effectiveness. If all of the conditions are satisfied (and we and Accenture plc do not abandon the Merger prior to obtaining the Irish High Court’s final order), the Merger will take effect on the Effective Date prescribed in the final order. We currently anticipate the Effective Date to be a date in March 2018.

On the Effective Date of the Merger, the following steps will occur by operation of law:

1.	Accenture Holdings will be merged with and into Accenture plc, with Accenture plc as the surviving entity (Accenture Holdings will be dissolved without going into liquidation);

2.	all of the assets and liabilities of Accenture Holdings will be acquired by Accenture plc;

3.	each Accenture Holdings Shareholder (other than Accenture plc and Accenture Holdings itself) will receive one Class A ordinary share of Accenture plc for every one ordinary share of Accenture Holdings held by such shareholder;

4.	all legal proceedings pending by or against Accenture Holdings will be continued with the substitution, for Accenture Holdings, of Accenture plc as a party; and

5.	contracts, agreements or instruments to which Accenture Holdings is a party will be construed and have effect as if Accenture plc had been a party thereto instead of Accenture Holdings, and Accenture plc will have the same rights and be subject to the same obligations to which Accenture Holdings is subject under such contracts, agreements or instruments.

After the Merger, the number of Class A ordinary shares you will own in Accenture plc will be the same as the number of ordinary shares you owned in Accenture Holdings immediately prior to the Merger.

In addition, on or following the Effective Date of the Merger, Accenture plc will redeem, without any action on the part of the former Accenture Holdings Shareholders, the outstanding Class X ordinary shares of Accenture plc held by the then former Accenture Holdings Shareholders (the nominal value of each Class X ordinary share is $0.0000225 per share) in accordance with Accenture plc’s articles of association.

As Accenture plc and Accenture Holdings are both Irish public limited companies under the Irish Companies Act, there are many similarities between their respective memoranda and articles of association. There are, however, certain differences. These differences are summarized under “Rights of Holders of Accenture Holdings Ordinary Shares and Accenture plc Class X Ordinary Shares Compared to Rights of Holders of Accenture plc Class A Ordinary Shares.”

Accenture plc held 96% of Accenture Holdings ordinary shares entitled to vote as of the record date and will vote in favor of approving Proposal Number One. Therefore, Proposal Number One will be passed at the Annual General Meeting.

Upon completion of the Merger, Accenture Holdings will no longer be subject to SEC reporting requirements and will no longer prepare separate financial statements or file reports on Forms 10-K, 10-Q and 8-K with the SEC. However, Accenture plc’s Class A ordinary shares are listed on the NYSE, and Accenture plc is a SEC registrant that will continue to be required to file periodic reports with the SEC on Forms 10-K, 10-Q and 8-K. Accenture plc’s financial statements consolidate the results of Accenture plc and its subsidiaries. Accenture plc is also required to prepare financial statements in accordance with Irish law and in connection with the Merger, Accenture Holdings Shareholders are entitled to inspect or request copies, free of charge, of Accenture plc’s Irish financial statements for its last three financial years. You may request copies of any of these materials by making a written request to Accenture Holdings plc c/o Accenture, 161 N. Clark Street, Chicago, IL 60601, United States of America, Attention: Secretary; or at Accenture Holdings’ registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland, Attention: Secretary.

Reasons for the Merger

We believe the Merger has many benefits for both Accenture and Accenture Holdings Shareholders. Simplifying and consolidating the Accenture group structure will result in economic efficiencies and reduce administrative burdens for Accenture, including no longer having to prepare financial statements and file reports with the SEC for Accenture Holdings after the Merger. In addition, the Class A ordinary shares of Accenture plc that Accenture Holdings Shareholders will receive in the Merger will be listed and tradable on the NYSE, which will make any future sales of these shares easier for the holder. Further, Accenture Holdings Shareholders, who currently may only redeem their Accenture Holdings ordinary shares for Class A ordinary shares of Accenture plc during specified trading windows, will no longer be subject to such restrictions provided they are no longer Accenture employees (or their related parties). There will be no change in how Accenture goes to market, how we manage our business or how we serve our clients.

We cannot assure you that the anticipated benefits of the Merger will be realized. In addition to the potential benefits described above, the Merger will expose us and you to some risks, including that your rights as a shareholder will change as a result of the Merger and that we may choose to abandon or delay the Merger.

See “Proposal Number One: The Merger—Reasons for the Merger” and “Risk Factors.”

The Board, which has considered both the potential advantages of the Merger and its associated risks, has approved the Common Draft Terms of Merger. The Board recommends that Accenture Holdings Shareholders vote “FOR” Proposal Number One. Accenture plc, which held 96% of the aggregate outstanding Accenture Holdings ordinary shares entitled to vote as of the record date, will vote all of the shares that it holds in favor of approving the proposal. Therefore, Proposal Number One will be passed at the Annual General Meeting.

Tax Considerations of the Merger

U.S. Federal Income Tax. U.S. Holders and Non-U.S. Holders (as defined in “Material Tax Considerations Relating to the Merger—Material U.S. Federal Income Tax Considerations”) will not recognize gain or loss for U.S. federal income tax purposes in the Merger. However, this conclusion applies only to U.S. Holders and Non-U.S. Holders who hold their Accenture Holdings ordinary shares as capital assets (as defined in “Material Tax Considerations Relating to the Merger—Material U.S. Federal Income Tax Considerations”). See “Material Tax Considerations Relating to the Merger—Material U.S. Federal Income Tax Considerations.”

Irish Tax. Non-Irish Holders (as defined in “Material Tax Considerations Relating to the Merger—Material Irish Tax Considerations”) will not be subject to Irish CGT on the cancellation of their Accenture Holdings ordinary shares or on the receipt of Class A ordinary shares of Accenture plc, or the exercise of the appraisal rights in connection with the Merger in respect of their Accenture Holdings ordinary shares. However, this conclusion applies only to Non-Irish Holders who hold their Accenture Holdings ordinary shares as capital assets. See “Material Tax Considerations Relating to the Merger—Material Irish Tax Considerations—Irish Tax on Chargeable Gains (Irish CGT).”

Tax Residents of Other Jurisdictions. Accenture Holdings Shareholders who are tax residents in other jurisdictions should not recognize a gain or loss as a result of the Merger. However, tax laws are complex and the tax consequences in any individual case may depend on the facts and circumstances. You should consult your personal tax advisors concerning the applicable tax consequences of the Merger.

You should consult your personal tax advisors concerning the tax consequences of receiving, holding, disposing of, and receiving dividends on Class A ordinary shares of Accenture plc received pursuant to the Merger.

Rights of Shareholders

Accenture plc and Accenture Holdings are both Irish public limited companies under the Irish Companies Act. The rights of holders of Class A ordinary shares of Accenture plc are similar to those of holders of ordinary shares of Accenture Holdings. However, there are differences between what your rights will be as a shareholder of Accenture plc and what they currently are as a shareholder of Accenture Holdings. We discuss these differences in detail under “Description of Share Capital of Accenture plc” and “Rights of Holders of Accenture Holdings Ordinary Shares and Accenture plc Class X Ordinary Shares Compared to Rights of Holders of Accenture plc Class A Ordinary Shares.” Accenture plc’s memorandum and articles of association is incorporated by reference herein.

Redemption of Accenture plc Class X Ordinary Shares

Class X ordinary shares of Accenture plc provide certain Accenture Holdings Shareholders with a vote at Accenture plc shareholder meetings that is equivalent to the voting rights held by Accenture plc Class A ordinary shareholders. Accenture plc has separately agreed with the original holders of Accenture Holdings ordinary shares not to redeem any Class X ordinary share of Accenture plc of such holder if the redemption would reduce the number of Class X ordinary shares held by that holder to a number that is less than the number of Accenture Holdings ordinary shares owned by that holder. On or following the Effective Date of the Merger, Accenture plc will redeem, without any action on the part of the former Accenture Holdings Shareholders, the outstanding Class X ordinary shares of Accenture plc held by the then former Accenture Holdings Shareholders (the nominal value of each Class X ordinary share is $0.0000225 per share) in accordance with Accenture plc’s articles of association.

Stock Exchange Listing

Accenture Holdings ordinary shares are not listed on any stock exchange. Class A ordinary shares of Accenture plc are listed on the NYSE trading under the symbol “ACN.” The Merger will not affect the stock exchange listing of Accenture plc’s shares.

Accounting Treatment of the Merger

Under U.S. GAAP, the Merger represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. Accordingly, the assets and liabilities of Accenture Holdings will be reflected at their carrying amounts in the consolidated group accounts of Accenture plc at the time of the Merger.

Summary of Proposal Number Two: Approve the Contract Pursuant to which Exactside Limited will Acquire Accenture Holdings Ordinary Shares

As part of an Accenture intra group transaction, we propose to authorize Exactside Limited to acquire all of the ordinary shares held in Accenture Holdings by another subsidiary of Accenture Holdings. Under Irish law, Exactside Limited, as a subsidiary of Accenture Holdings, may only acquire such ordinary shares pursuant to a contract that has been authorized by special resolution of the shareholders of Exactside Limited and Accenture Holdings before entry into the contract. The proposed contract will be approved by the sole shareholder of Exactside Limited, Accenture International, by written resolution on or before the date of the Annual General

Meeting. Pursuant to the proposed contract, the existing shareholder will agree to contribute the ordinary shares held by it in Accenture Holdings to Exactside Limited for no consideration in accordance with the terms of that contract. As required by Irish law, the proposed acquisition contract is available for inspection at our registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland and will remain on display during business hours at our registered office up to, and including, the date of the Annual General Meeting. For further information, see “Proposal Number Two: Approve the Contract Pursuant to which Exactside Limited will Acquire Accenture Holdings Ordinary Shares.”

Summary of Proposal Number Three: To Grant the Board the Authority to Issue Shares under Irish Law

Under Irish law, directors of an Irish public limited company must have authority from its shareholders to issue any shares, including shares which are part of the company’s authorized but unissued share capital. Our current authorization, approved by Accenture Holdings Shareholders at the annual general meeting held on February 8, 2017, will expire on August 8, 2018. The authority sought under this proposal replaces our current authorization. Granting the Board this authority is a routine matter for public companies incorporated in Ireland. This authority is fundamental to our business and enables us to issue shares, including, if applicable, to facilitate share transactions between Accenture Holdings and Accenture plc and to facilitate our shareholders’ ability to redeem their Accenture Holdings shares for shares in Accenture plc prior to the Effective Date of the Merger. We are not asking you to approve an increase in our authorized share capital or to approve a specific issuance of shares. Instead, approval of this proposal will only grant the Board the authority to issue shares that are already authorized under our articles of association. For further information, see “Proposal Number Three: To Grant the Board the Authority to Issue Shares under Irish Law.”

Summary of Proposal Number Four: To Grant the Board the Authority to Opt-Out of Statutory Pre-Emption Rights under Irish Law

Under Irish law, unless otherwise authorized, when an Irish public limited company issues shares for cash, it is required first to offer those shares on the same or more favorable terms to existing shareholders of the company on a pro-rata basis (commonly referred to as the statutory pre-emption right). Our current authorization, which granted the Board the authority to opt-out of the statutory pre-emption rights provision of Irish law, was approved by Accenture Holdings Shareholders at our annual general meeting held on February 8, 2017, and will expire on August 8, 2018. The authority sought under this proposal replaces our current authorization. Similar to the authorization sought for Proposal Number Three, this authority is fundamental to our business and, if applicable, will enable share transactions between Accenture Holdings and Accenture plc and will facilitate our shareholders’ ability to redeem their Accenture Holdings shares for shares in Accenture plc prior to the Effective Date of the Merger. We are not asking you to approve an increase in our authorized share capital or to approve a specific issuance of shares. Instead, approval of this proposal will only grant the Board the authority to issue shares that are already authorized under our articles of association. Without this authorization, in each case where we issue shares for cash, we would first have to offer those shares on the same or more favorable terms to all of our existing shareholders. For further information, see “Proposal Number Four: To Grant the Board the Authority to Opt-Out of Statutory Pre-Emption Rights under Law.”

Summary of Proposal Number Five: To Determine the Price Range at which the Company can Re-Allot Shares That it Acquires as Treasury Shares under Irish Law

Under our articles of association, holders of our ordinary shares are entitled to have their ordinary shares redeemed for cash or for Class A ordinary shares of Accenture plc. Our articles of association also authorize our Board to redeem a holder’s ordinary shares at any time for Class A ordinary shares of Accenture plc using the valuation method described in our articles of association, where our Board receives a satisfactory opinion from an internationally recognized counsel or professional tax advisor that such redemption should be tax-free with respect to such holder. Any shares that Accenture Holdings redeems can, as a matter of Irish law, either be cancelled or held as treasury shares by Accenture Holdings. Under Irish law, our shareholders must authorize the price range at which Accenture Holdings may re-allot any shares held in treasury shares as new shares of Accenture Holdings. In this Proposal Number Five, that price range is expressed as a percentage of the minimum and maximum of the closing market price of a Class A ordinary share of Accenture plc on the day preceding the day on which the relevant share is re-allotted. Irish law requires that this authorization be renewed by our shareholders every 18 months. Our current authorization, approved by Accenture Holdings Shareholders on February 8, 2017, will expire on August 8, 2018. The authority sought under this proposal replaces our current authorization and provides that the minimum and maximum prices at which a treasury ordinary share may be re-allotted are 1% (or nominal value where the re-allotment of treasury shares is required to satisfy an obligation under a compensation program (including any share scheme or option scheme) operated by Accenture) and 200%, respectively, of the closing market price of a Class A ordinary share of Accenture plc on the NYSE the day preceding the day on which the relevant share is re-allotted. Any re-allotment of treasury shares will only be at price levels that the Company considers to be in the best interests of our shareholders. For further information, see “Proposal Number Five: To Determine the Price Range at which the Company can Re-Allot Shares That it Acquires as Treasury Shares under Irish Law.”

Summary of Proposal Number Six: To Authorize Accenture International to Purchase Ordinary Shares Off-Market

In order to fund certain share management transactions, including the redemption of ordinary shares of Accenture Holdings held by members of Accenture Leadership (which is comprised of managing directors and senior managing directors, along with members of the Accenture plc global management committee (Accenture plc’s primary management and leadership team, which consists of approximately 20 of its most senior leaders)), it is proposed that, on the instruction of Accenture Holdings, Accenture International be authorized to purchase ordinary shares of Accenture Holdings. Under Irish law, Accenture International, as a subsidiary of Accenture Holdings, may only purchase ordinary shares of Accenture Holdings pursuant to a purchase contract that has been authorized by special resolution of the shareholders of Accenture Holdings before entry into the contract. Pursuant to the proposed purchase contract, Accenture International will agree to purchase ordinary shares of Accenture Holdings on receipt of an instruction from Accenture Holdings, at a price and in accordance with the terms of that instruction. It is not intended that ordinary shares of Accenture Holdings held by Accenture plc will be purchased pursuant to this resolution. Off-market purchases of ordinary shares of Accenture Holdings were previously approved by our shareholders on February 8, 2017. The authority sought under this proposal replaces our current authorization, which will expire on August 8, 2018. Irish law requires that this authorization be renewed by our shareholders every 18 months, and it is therefore intended that this authority will be sought at each subsequent annual general meeting of the Company. As required by Irish law, the proposed purchase contract is available for inspection at our registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland and will remain on display during business hours at our registered office up to, and including, the date of the Annual General Meeting. For further information, see “Proposal Number Six: To Authorize Accenture International to Purchase Ordinary Shares Off-Market.”

Recommendation of the Board of Directors

The Board recommends that Accenture Holdings Shareholders vote “FOR” each of the proposals at the Annual General Meeting.

Accenture plc, which held 96% of the aggregate outstanding Accenture Holdings ordinary shares entitled to vote as of the record date, will vote all of the shares that it holds in favor of approving each of the proposals. Therefore, all of the proposals will be passed at the Annual General Meeting.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

Accenture Holdings

The following table presents selected historical consolidated financial data for Accenture Holdings as of and for the fiscal years ended August 31, 2017, 2016, 2015, 2014 and 2013. We derived the income statement data for the fiscal years ended August 31, 2017, 2016 and 2015 and the balance sheet data as of August 31, 2017 and 2016 from our audited consolidated financial statements incorporated by reference herein. The income statement data for the fiscal years ended August 31, 2014 and 2013 and the balance sheet data as of August 31, 2015, 2014 and 2013 have been derived from our audited consolidated financial statements not incorporated by reference herein. Historical financial information may not be indicative of Accenture Holdings’ future performance.

On August 26, 2015, Accenture Holdings and Accenture SCA, a Luxembourg partnership limited by shares and direct subsidiary of Accenture plc, completed a merger in which Accenture SCA was merged with and into Accenture Holdings, with Accenture Holdings being the surviving entity. The selected historical consolidated financial data presented below with respect to periods prior to August 26, 2015 reflect the activity and/or balances of Accenture SCA (the predecessor registrant of Accenture Holdings). The selected historical financial data presented below should be read in conjunction with the financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Accenture Holdings’ Annual Report on Form 10-K for the fiscal year ended August 31, 2017 and other financial information incorporated by reference in this information statement.

	Year Ended August 31,
(in millions of U.S. dollars, except per share data)	2017(1)	2016(2)	2015(3)	2014	2013(4)
Income Statement Data:
Revenues before reimbursements (“net revenues”)	$34,850	$32,883	$31,048	$30,002	$28,563
Revenues	36,765	34,798	32,914	31,875	30,394
Operating income	4,633	4,810	4,436	4,301	4,339
Net income	3,635	4,350	3,274	3,176	3,555
Net income attributable to Accenture Holdings	3,589	4,300	3,226	3,122	3,508
Dividends per ordinary share	2.42	2.20	2.04	1.86	1.62

(1)	Includes the impact of a $510 million pre-tax pension settlement charge recorded during fiscal 2017.
(2)	Includes the impact of a $849 million pre-tax gain on sale of businesses recorded during fiscal 2016.
(3)	Includes the impact of a $64 million pre-tax pension settlement charge recorded during fiscal 2015.
(4)	Includes the impact of $274 million in reorganization benefits and $243 million in U.S. federal tax benefits recorded during fiscal 2013.

	As of August 31,
	2017	2016	2015	2014	2013
(in millions of U.S. dollars)
Balance Sheet Data:
Cash and cash equivalents	$4,127	$4,906	$4,361	$4,921	$5,632
Total assets	22,690	20,609	18,203	17,930	16,867
Long-term debt, net of current portion	22	24	26	26	26
Accenture Holdings plc shareholders’ equity	9,333	7,894	6,419	6,071	5,274

Accenture plc

Accenture plc has no material assets other than ordinary and deferred shares in Accenture Holdings, its subsidiary. Accenture plc owns a majority voting interest in Accenture Holdings, and Accenture plc’s only business is to hold these shares. As a result, Accenture plc controls Accenture Holdings’ management and operations and consolidates Accenture Holdings’ results in its consolidated financial statements. Accenture operates its business through subsidiaries of Accenture Holdings. Accenture Holdings generally reimburses Accenture plc for its expenses but does not pay Accenture plc any fees.

The following table presents selected historical consolidated financial data for Accenture plc as of and for the fiscal years ended August 31, 2017, 2016, 2015, 2014 and 2013. We derived the income statement data for the fiscal years ended August 31, 2017, 2016 and 2015 and the balance sheet data as of August 31, 2017 and 2016 from Accenture plc’s audited consolidated financial statements incorporated by reference herein. The income statement data for the fiscal years ended August 31, 2014 and 2013 and the balance sheet data as of August 31, 2015, 2014 and 2013 have been derived from Accenture plc’s audited consolidated financial statements not incorporated by reference herein. Historical financial information may not be indicative of Accenture plc’s future performance.

The selected historical financial data presented below should be read in conjunction with the financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Accenture plc’s Annual Report on Form 10-K for the fiscal year ended August 31, 2017 and other financial information incorporated by reference in this information statement.

	Year Ended August 31,
(in millions of U.S. dollars, except per share data)	2017(1)	2016(2)	2015(3)	2014	2013(4)
Income Statement Data:
Revenues before reimbursements (“net revenues”)	$34,850	$32,883	$31,048	$30,002	$28,563
Revenues	36,765	34,798	32,914	31,875	30,394
Operating income	4,633	4,810	4,436	4,301	4,339
Net income	3,635	4,350	3,274	3,176	3,555
Net income attributable to Accenture plc	3,445	4,112	3,054	2,941	3,282

(1)	Includes the impact of a $510 million pre-tax pension settlement charge recorded during fiscal 2017.
(2)	Includes the impact of a $849 million pre-tax gain on sale of businesses recorded during fiscal 2016.
(3)	Includes the impact of a $64 million pre-tax pension settlement charge recorded during fiscal 2015.
(4)	Includes the impact of $274 million in reorganization benefits and $243 million in U.S. federal tax benefits recorded during fiscal 2013.

	As of August 31,
	2017	2016	2015	2014	2013
Earnings Per Class A Ordinary Share:
Basic	$5.56	$6.58	$4.87	$4.64	$5.08
Diluted	5.44	6.45	4.76	4.52	4.93
Dividends per ordinary share	2.42	2.20	2.04	1.86	1.62

	As of August 31,
	2017	2016	2015	2014	2013
(in millions of U.S. dollars)
Balance Sheet Data:
Cash and cash equivalents	$4,127	$4,906	$4,361	$4,921	$5,632
Total assets	22,690	20,609	18,203	17,930	16,867
Long-term debt, net of current portion	22	24	26	26	26
Accenture plc shareholders’ equity	8,949	7,555	6,134	5,732	4,960

Unaudited Summary Pro Forma Financial Information

Pro forma financial statements giving effect to the Merger are not presented in this information statement because no significant pro forma adjustments giving effect to the Merger are required to be made to Accenture Holdings historical financial statements. Accenture plc has no material assets other than ordinary and deferred shares in Accenture Holdings, its subsidiary, and Accenture plc’s only business is to hold these shares. As a result, Accenture plc consolidates Accenture Holdings’ results in its consolidated financial statements. In addition, Accenture plc’s diluted earnings per share will not change as a result of the Merger because ordinary shares of Accenture Holdings have historically been included in Accenture plc’s calculation of diluted Class A ordinary shares outstanding. Accenture Holdings’ and Accenture plc’s historical financial statements are included in their respective Annual Reports on Form 10-K for the fiscal year ended August 31, 2017, which are incorporated by reference in this information statement.

RISK FACTORS

The Board is not requesting a proxy from you in connection with the Annual General Meeting, and you are requested not to send us a proxy. Before you decide how to vote with respect to Proposal Number One, you should consider carefully the following risk factors related to the Merger, in addition to the other information contained in this information statement and the documents incorporated by reference herein, including, without limitation, our and Accenture plc’s respective Annual Reports on Form 10-K for the fiscal year ended August 31, 2017 and subsequent filings with the SEC.

Your rights as a shareholder will change as a result of the Merger.

As Accenture plc and Accenture Holdings are both Irish public limited companies under the Irish Companies Act, there are many similarities between their respective memoranda and articles of association. There are, however, certain differences and your rights as a shareholder will change upon completion of the Merger. We discuss these differences in detail under “Description of Share Capital of Accenture plc” and “Rights of Holders of Accenture Holdings Ordinary Shares and Accenture plc Class X Ordinary Shares Compared to Rights of Holders of Accenture plc Class A Ordinary Shares.”

We may choose to abandon or delay the Merger. In addition, we may not receive the requisite approvals to consummate the Merger.

We currently expect to complete the Merger in March 2018. However, until the issuance of the final order of the Irish High Court, which we need to complete the Merger, the Merger may be abandoned or delayed by the board of directors of Accenture Holdings and/or the board of directors of Accenture plc, even if the Merger has been approved by Accenture Holdings Shareholders and Accenture plc shareholders and all other conditions to the Merger (other than the approval of the Irish High Court) have been satisfied. Additionally, although we believe it to be unlikely, we may not obtain the requisite court approval. See “Proposal Number One: The Merger—Conditions to the Consummation of the Merger” and “Proposal Number One: The Merger—Amendment, Termination or Delay.”

PROPOSAL NUMBER ONE: THE MERGER

Accenture Holdings Shareholders are being asked to approve the Common Draft Terms of Merger at the Annual General Meeting. Following the approval thereof, and assuming the other conditions to the Merger are satisfied on the Effective Date of the Merger (which is expected to be a date in March 2018), Accenture Holdings Shareholders (other than Accenture plc and Accenture Holdings itself) will receive, on a one-for-one basis, Class A ordinary shares of Accenture plc.

The Merger is to be structured as a “merger by acquisition” under the Irish Companies Act, the result of which is that on the Effective Date of the Merger, all the assets and liabilities of Accenture Holdings will be acquired by Accenture plc and Accenture Holdings will be dissolved without going into liquidation. The Merger is governed by Chapter 16 of Part 17 of the Irish Companies Act, which provides a procedure for the merging of Irish public limited companies, as described below.

Shareholder Approval. On February 5, 2018, we will hold the Annual General Meeting to approve, among other proposals, the Common Draft Terms of Merger. Accenture plc, which held 96% of the aggregate outstanding Accenture Holdings ordinary shares entitled to vote as of the record date, will vote all of the shares that it holds in favor of approving the Common Draft Terms of Merger. Therefore, the proposal will be passed at the Annual General Meeting. See “The Annual General Meeting.”

As a condition to the Merger, pursuant to Accenture plc’s articles of association, the holders of Accenture plc ordinary shares are also required to approve the Common Draft Terms of Merger by ordinary resolution. The holders of Accenture plc ordinary shares will consider and vote on the proposal to approve the Merger at Accenture plc’s 2018 annual general meeting of shareholders.

Preliminary Irish High Court Approval. On November 27, 2017, upon the joint application of the Company and Accenture plc, the Irish High Court held a preliminary hearing and issued an order providing (1) solely to meet certain requirements of the Irish Companies Act, the appointment of PwC as the joint expert acting for Accenture Holdings and Accenture plc related to the fairness of the exchange ratio that determines the shares to be issued in the Merger and (2) that the Irish High Court would determine the fairness of the terms and conditions of the Merger, both procedurally and substantively, to all persons to whom it is proposed to issue shares of Accenture plc in connection therewith.

Final Irish High Court Approval. Shortly after the Annual General Meeting and Accenture plc’s 2018 annual general meeting, and assuming Accenture plc has obtained the necessary shareholder approval, Accenture plc and Accenture Holdings will jointly apply to the Irish High Court for an order confirming the Merger and determining the fairness of the terms and conditions of the Merger, both procedurally and substantively, to Accenture Holdings Shareholders, and setting the Effective Date of the Merger. This Irish High Court application involves a preliminary hearing whereby the Irish High Court will set a date for the hearing of the substantive application. At the final hearing, the Irish High Court will be requested to make an order confirming the Merger in accordance with the Irish Companies Act, as well as make a determination of the fairness of the terms and conditions of the Merger, both procedurally and substantively, to Accenture Holdings Shareholders.

Effectiveness. If all of the conditions are satisfied (and we and Accenture plc do not abandon the Merger prior to obtaining the Irish High Court’s final order), the Merger will take effect on the Effective Date prescribed in such order. We currently anticipate the Effective Date to be a date in March 2018.

On the Effective Date of the Merger, the following steps will occur by operation of law:

1.	Accenture Holdings will be merged with and into Accenture plc, with Accenture plc as the surviving entity (Accenture Holdings will be dissolved without going into liquidation);

2.	all of the assets and liabilities of Accenture Holdings will be acquired by Accenture plc;

3.	each Accenture Holdings Shareholder (other than Accenture plc and Accenture Holdings itself) will receive one Class A ordinary share of Accenture plc for every one ordinary share of Accenture Holdings held by such shareholder;

4.	all legal proceedings pending by or against Accenture Holdings will be continued with the substitution, for Accenture Holdings, of Accenture plc as a party; and

5.	contracts, agreements or instruments to which Accenture Holdings is a party will be construed and have effect as if Accenture plc had been a party thereto instead of Accenture Holdings, and Accenture plc will have the same rights and be subject to the same obligations to which Accenture Holdings is subject under such contracts, agreements or instruments.

After the Merger, the number of Class A ordinary shares you will own in Accenture plc will be the same as the number of ordinary shares you owned in Accenture Holdings immediately prior to the Merger.

In addition, on or following the Effective Date of the Merger, Accenture plc will redeem, without any action on the part of the former Accenture Holdings Shareholders, the outstanding Class X ordinary shares of Accenture plc held by the then former Accenture Holdings Shareholders (the nominal value of each Class X ordinary share is $0.0000225 per share) in accordance with Accenture plc’s articles of association. See “—Redemption of Accenture plc Class X Ordinary Shares” below.

As Accenture plc and Accenture Holdings are both Irish public limited companies under the Irish Companies Act, there are many similarities between their respective memoranda and articles of association. However, there are differences between what your rights will be as a shareholder of Accenture plc and what they currently are as a shareholder of Accenture Holdings. We discuss these differences in detail under “Description of Share Capital of Accenture plc” and “Rights of Holders of Accenture Holdings Ordinary Shares and Accenture plc Class X Ordinary Shares Compared to Rights of Holders of Accenture plc Class A Ordinary Shares.”

Availability of Documents relating to the Merger

In connection with the Merger, the Board has prepared an explanatory report that explains, among other things, the Common Draft Terms of Merger and the legal and economic grounds for, and implications of, the Common Draft Terms of Merger (the “Directors’ Explanatory Report”), the form of which is attached as Annex C to this information statement. On November 27, 2017, upon the joint application of the Company and Accenture plc, the Irish High Court appointed PwC as the joint expert acting for Accenture Holdings and Accenture plc to examine the Common Draft Terms of Merger and make a report thereon in accordance with certain requirements of the Irish Companies Act (the “Independent Expert’s Report”).

Every Accenture Holdings Shareholder is entitled to obtain on request, free of charge, full or, if so desired, partial copies of the Common Draft Terms of Merger, the Directors’ Explanatory Report, the directors’ explanatory report prepared by the board of directors of Accenture plc (the form of which is attached as Annex D to this information statement), the Independent Expert’s Report, the audited Irish financial statements of Accenture plc for Accenture plc’s preceding three financial years and/or the audited Irish financial statements of the Company for its preceding three financial years (being two full financial years of the Company and the short financial year commencing on the date of incorporation of the Company on April 10, 2015 and ending on August 31, 2015). You may request copies of any of these materials by making a written request to Accenture Holdings plc c/o Accenture, 161 N. Clark Street, Chicago, IL 60601, United States of America, Attention: Secretary; or at Accenture Holdings’ registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland, Attention: Secretary. Copies of these materials are also available for inspection free of change by any Accenture Holdings Shareholder at Accenture Holdings’ registered office and will remain so available up to and including the date of the Annual General Meeting.

Appraisal Rights

Any Accenture Holdings Shareholders have the right to submit a request in writing to Accenture plc, not more than 15 calendar days after the date of the Annual General Meeting, that Accenture plc acquire their Accenture Holdings ordinary shares for cash. Where a valid request is made by an Accenture Holdings Shareholder, Accenture plc shall purchase such Accenture Holdings ordinary shares held by that shareholder at a price which is expected to be equal to the closing price of one Class A ordinary share of Accenture plc on the NYSE on the day before the Effective Date. Any Accenture Holding Shareholder wishing to make such a request should send a written request that is received within 15 calendar days of the Annual General Meeting to Accenture plc, 161 N. Clark Street, Chicago, IL 60601, United States of America, Attention: Secretary; or at Accenture plc’s registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland, Attention: Secretary.

Reasons for the Merger

We believe the Merger has many benefits for both Accenture and Accenture Holdings Shareholders. Simplifying and consolidating the Accenture group structure will result in economic efficiencies and reduce administrative burdens for Accenture, including no longer having to prepare financial statements and file reports with the SEC for Accenture Holdings after the Merger. In addition, the Class A ordinary shares of Accenture plc that Accenture Holdings Shareholders will receive in the Merger will be listed and tradable on the NYSE, which will make any future sales of these shares easier for the holder. Further, Accenture Holdings Shareholders, who currently may only redeem their Accenture Holdings ordinary shares for Class A ordinary shares of Accenture plc during specified trading windows, will no longer be subject to such restrictions provided they are no longer Accenture employees (or their related parties). There will be no change in how Accenture goes to market, how we manage our business or how we serve our clients.

We cannot assure you that the anticipated benefits of the Merger will be realized. In addition to the potential benefits described above, the Merger will expose us and you to some risks, including that your rights as a shareholder will change as a result of the Merger and that we or Accenture plc may choose to abandon or delay the Merger. See “Risk Factors.”

The Board recommends that Accenture Holdings Shareholders vote “FOR” Proposal Number One at the Annual General Meeting.

Accenture plc held 96% of Accenture Holdings ordinary shares entitled to vote as of the record date and, therefore, has the power, acting by itself, to satisfy the quorum requirement and to approve all matters scheduled to be voted upon at the Annual General Meeting. Accenture plc will vote all of the shares that it holds in favor of approving Proposal Number One. Therefore, the proposal to approve the Common Draft Terms of Merger will be passed at the Annual General Meeting.

Amendment, Termination or Delay

Subject to U.S. securities law and Irish law constraints, the Common Draft Terms of Merger may be amended at any time before or after its approval by Accenture Holdings Shareholders at the Annual General Meeting. However, after shareholders have approved the Common Draft Terms of Merger, no changes may be made except as provided by the Irish High Court.

The Board may terminate, abandon or delay the Merger, at any time prior to the issuance of the final order of the Irish High Court confirming the Merger and determining the fairness of the terms and conditions of the Merger, both procedurally and substantively, to Accenture Holdings Shareholders, and setting the Merger Effective Date, without obtaining the approval of Accenture Holdings Shareholders, even though the Merger may have been approved by such shareholders and all other conditions to the Merger may have been satisfied.

Conditions to the Consummation of the Merger

The Merger will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:

•	the Common Draft Terms of Merger are approved by ordinary resolution of the holders of Accenture plc ordinary shares;

•	the Common Draft Terms of Merger are approved by the requisite vote of Accenture Holdings Shareholders at the Annual General Meeting (Accenture plc held 96% of Accenture Holdings ordinary shares entitled to vote as of the record date and will vote in favor of approving the Common Draft Terms of Merger; therefore, this Proposal will be passed at the Annual General Meeting);

•	a joint expert appointed by the Irish High Court issues a report on the Common Draft Terms, the fairness of the exchange ratio of the shares to be issued to Accenture Holdings Shareholders and addressing all such other matters as the joint expert is required to address under section 1133 of the Irish Companies Act;

•	at least 30 days prior to the date of the Annual General Meeting, the Common Draft Terms of Merger, the statutory financial statements of Accenture Holdings for the periods ended August 31, 2017, 2016 and 2015, the statutory financial statements of Accenture plc for the years ended August 31, 2017, 2016 and 2015, the Directors’ Explanatory Report of Accenture Holdings, the directors’ explanatory report of Accenture plc, and the Independent Expert’s Report (when issued) having been made available free of charge to Accenture Holdings Shareholders at the registered office of Accenture Holdings at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland and to Accenture plc shareholders at the registered office of Accenture plc at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland;

•	there are no Accenture Holdings ordinary shares held by subsidiaries of Accenture Holdings;

•	there is no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Merger;

•	all consents and governmental authorizations that are necessary, desirable or appropriate in connection with the Merger are obtained on terms acceptable to Accenture Holdings and/or Accenture plc, and are in full force and effect; and

•	the requisite order of the Irish High Court confirming the Merger and determining the fairness of the terms and conditions of the Merger, both procedurally and substantively, to Accenture Holdings Shareholders, and settling the Effective Date has been obtained.

On the Effective Date of the Merger, Accenture Holdings will be dissolved without going into liquidation.

U.S. Federal Securities Law Consequences

The issuance of Class A ordinary shares of Accenture plc to Accenture Holdings Shareholders in connection with the Merger will not be registered under the Securities Act. Generally, Section 3(a)(10) of the Securities Act exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by a court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange, both procedurally and substantively, at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. In determining whether it is appropriate to grant the order confirming the Merger and setting the Merger Effective Date, the Irish High Court will consider, including at a hearing at which Accenture Holdings Shareholders will have the right to appear and to whom adequate notice of such hearing will have been given, the fairness of the terms and conditions of the Merger, both procedurally and substantively, to Accenture Holdings Shareholders, such that Class A ordinary shares of Accenture plc issued pursuant to the Merger will constitute an exempt issuance within the meaning of Section 3(a)(10) of the Securities Act.

Class A ordinary shares of Accenture plc are registered under Section 12(b) of the Exchange Act and are listed on the NYSE trading under the symbol “ACN.”

Effective Date and Time of the Merger

The Merger will take effect on the Effective Date prescribed in the order of the Irish High Court confirming the Merger and determining the fairness of the terms and conditions of the Merger, both procedurally and substantively, to Accenture Holdings Shareholders.

We and Accenture plc intend to propose to the Irish High Court that the Merger take effect on a date in March 2018. The determination of the Effective Date is entirely within the Irish High Court’s discretion; however, we are not aware of any reason why it would not grant the requested date.

In the event the conditions to the Merger are not satisfied, the Merger may be abandoned or delayed, even after approval by Accenture Holdings Shareholders. In addition, until the issuance of the final order of the Irish High Court, the Merger may be abandoned or delayed by the board of directors of Accenture Holdings and/or the board of directors of Accenture plc without obtaining the approval of Accenture Holdings Shareholders or the shareholders of Accenture plc, even though the Merger may have been approved by such shareholders and all other conditions to the Merger may have been satisfied. See “—Amendment, Termination or Delay.”

Management of Accenture plc

Management of Accenture plc is delegated to its board of directors. The board of directors may further delegate management of certain aspects of Accenture plc’s business to committees of the board of directors or to members of management. However, the directors will remain responsible, as a matter of Irish law, for the proper management of the business and affairs of Accenture plc. See “Description of Share Capital of Accenture plc.”

Exculpation and Indemnification

Accenture plc’s articles of association contain indemnification and expense advancement provisions for persons who are not directors, the secretary or assistant secretaries of Accenture plc. Accenture plc’s articles of association also confer a more limited indemnity on its directors, secretary and assistant secretaries for certain costs and liabilities of a director, the secretary or assistant secretary where judgment is given in favor of the director, secretary or assistant secretary in any civil or criminal action in respect of such costs or liability, or where an Irish court grants relief because the director, secretary or assistant secretary acted honestly and reasonably and ought fairly to be excused. This restriction does not apply to executives who are not directors, the secretary or assistant secretaries of Accenture plc. Any provision which seeks to indemnify a director, secretary or assistant secretary of an Irish company over and above this shall be void under Irish law, whether contained in its articles of association or any contract between the director and the company. Under Irish law, a company may not exempt its directors from liability for negligence or a breach of duty. However, where a breach of duty has been established, directors may be statutorily exempted by an Irish court from personal liability for negligence or breach of duty if, among other things, the court determines that they have acted honestly and reasonably, and that they may fairly be excused as a result.

In accordance with Irish law, Accenture plc has taken out directors and officers liability insurance, as well as other types of insurance, for its directors and officers. In addition, Accenture International has entered into indemnification agreements with or as to each of Accenture plc’s directors, secretary and assistant secretaries providing for the indemnification of, and advancement of expenses to, these persons. In addition, Accenture Holdings and Accenture LLP have entered into indemnification agreements with or as to certain of Accenture Holdings’ current and former directors, secretaries and assistant secretaries. On the Effective Date of the Merger, Accenture plc will by operation of law automatically replace Accenture Holdings as a party to the indemnification agreements.

Interests of Certain Persons in the Merger

No person who has been a director or executive officer of Accenture Holdings, at any time since the beginning of the last fiscal year, or any associate of any such person, has any substantial interest in the Merger, except for any interest arising from his or her ownership of securities of Accenture Holdings, as the case may be. No such person is receiving any extra or special benefit not shared on a pro rata basis by all other Accenture Holdings Shareholders.

Regulatory Matters

Other than as disclosed in this information statement and the compliance with U.S. Federal and state securities laws and Irish law, we are not aware of any further governmental approvals or actions that are required to complete the Merger. We do not believe that any significant regulatory approvals will be required to effect the Merger.

No Action Required to Cancel Accenture Holdings Ordinary Shares and Receive Class A Ordinary Shares of Accenture plc

Assuming the Merger becomes effective, Accenture Holdings will be dissolved without going into liquidation and fully paid and non-assessable Class A ordinary shares of Accenture plc will be issued to you without any further action on your part. All Class A ordinary shares of Accenture plc will be issued in uncertificated form. Accenture plc’s share register is maintained by its transfer agent. Registration in this share register will be determinative of membership in Accenture plc. A shareholder of Accenture plc who holds shares beneficially will not be the holder of record of such shares. Instead, the depository (for example, Cede & Co., as nominee for the DTC) or other nominee will be the holder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who also holds such shares beneficially through a depository or other nominee will not be registered in Accenture plc’s official share register, as the depository or other nominee will remain the record holder of such shares.

You will hold the Class A ordinary shares of Accenture plc you receive in connection with the Merger beneficially (through an account in your name with one of the Company’s brokers, Morgan Stanley or UBS Financial Services, which in turn holds those shares through DTC), and not directly as the holder of record of such shares. Cede & Co. as nominee for DTC will be the holder of record of such shares.

Dividend Policy

Each of Accenture Holdings and Accenture plc currently pays semi-annual dividends on its ordinary shares. However, future dividends on Class A ordinary shares of Accenture plc, if any, will be at the discretion of its board of directors and will depend on, among other things, Accenture plc’s results of operations, cash requirements and surplus, financial condition, contractual restrictions and other factors that the board of directors may deem relevant, as well as Accenture plc’s ability to pay dividends under Irish law. Accenture plc or its subsidiaries may, from time to time, enter into financing agreements that contain financial covenants and restrictions, some of which may limit the ability of Accenture plc to pay dividends.

In addition, under Irish law, dividends and distributions may only be made from “profits available for distribution.” Profits available for distribution, broadly, means the accumulated realized profits of Accenture plc less accumulated realized losses of Accenture plc. No dividend may be made unless the net assets of Accenture plc are equal to, or in excess of, the aggregate of Accenture plc’s called up share capital plus undistributable reserves and the distribution does not reduce Accenture plc’s net assets below such aggregate. Undistributable reserves include the undenominated capital and the amount by which Accenture plc’s accumulated unrealized profits, so far as not previously utilized by any capitalization accumulated unrealized losses, so far as not previously written off in a reduction or reorganization of capital.

The determination as to whether or not Accenture plc has sufficient profits available for distribution to fund a dividend must be made by reference to “relevant financial statements” of Accenture plc. The “relevant financial statements” will be either the last set of unconsolidated annual audited financial statements or unaudited financial statements prepared in accordance with the Irish Companies Act, which give a “true and fair view” of Accenture plc’s unconsolidated financial position and accord with accepted accounting practice. The relevant financial statements must be filed in the Companies Registration Office, the official public registry for companies in Ireland.

The mechanism as to who declares a dividend and when a dividend shall become payable is governed by the articles of association of Accenture plc. Accenture plc’s articles of association authorize the directors to declare such dividends as appear justified by the profits of Accenture plc without the approval of the shareholders at a general meeting. Accenture plc’s board of directors may also recommend a dividend to be approved and declared by its shareholders at a general meeting. Although Accenture plc’s shareholders may direct that the payment be made by distribution of assets, shares or cash, no dividend issued may exceed the amount recommended by the directors. The dividends can be declared and paid in the form of cash or non-cash assets.

The directors of Accenture plc may deduct from any dividend payable to any shareholder all sums of money (if any) payable by such shareholder to Accenture plc in relation to the Accenture plc Class A ordinary shares.

The directors of Accenture plc are also entitled to issue shares with preferred rights to participate in dividends declared by Accenture plc in one or more series and to fix the rights, preferences, privileges and restrictions attaching to those shares, including dividend rights, conversion rights, voting rights, redemption terms and prices, liquidation preferences and the numbers of shares constituting any series and the designation of any series, without further vote or action by the shareholders. The holders of such preferred shares may, depending on their terms, be entitled to claim arrears of a declared dividend out of subsequently declared dividends in priority to ordinary shareholders.

Any series of preferred shares could, as determined by Accenture plc’s board of directors at the time of issuance, rank senior to the Accenture plc ordinary shares with respect to dividends, voting rights, redemption and/or liquidation rights. These preferred shares are of the type commonly known as “blank-check” preferred stock.

Redemption of Accenture plc Class X Ordinary Shares

Class X ordinary shares of Accenture plc provide certain Accenture Holdings Shareholders with a vote at Accenture plc shareholder meetings that is equivalent to the voting rights held by Accenture plc Class A ordinary shareholders. Accenture plc has separately agreed with the original holders of Accenture Holdings ordinary shares not to redeem any Class X ordinary share of Accenture plc of such holder if the redemption would reduce the number of Class X ordinary shares held by that holder to a number that is less than the number of Accenture Holdings ordinary shares owned by that holder. On or following the Effective Date of the Merger, Accenture plc will redeem, without any action on the part of the former Accenture Holdings Shareholders, the outstanding Class X ordinary shares of Accenture plc held by Accenture Holdings Shareholders (the nominal value of each Class X ordinary share is $0.0000225 per share) in accordance with Accenture plc’s articles of association. Class X ordinary shares of Accenture plc provide certain Accenture Holdings Shareholders with a vote at Accenture plc shareholder meetings that is equivalent to the voting rights held by Accenture plc Class A ordinary shareholders.

Accounting Treatment of the Merger

Under U.S. GAAP, the Merger represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. Accordingly, the assets and liabilities of Accenture Holdings will be reflected at their carrying amounts in the consolidated group accounts of Accenture plc at the time of the Merger.

Effect of the Merger on SEC Filing Obligations and SEC Registrant Status

Under SEC rules, companies organized outside of the United States that qualify as “foreign private issuers” remain subject to SEC regulation, but are exempt from certain requirements that apply to U.S. reporting companies. Neither Accenture Holdings nor Accenture plc is a “foreign private issuer,” and the Merger will not change Accenture plc’s status.

Upon completion of the Merger, Accenture plc will remain subject to SEC reporting requirements and the mandates of the Sarbanes-Oxley Act, and Accenture plc will continue to report its consolidated financial results in U.S. dollars and in accordance with U.S. GAAP. As required by Irish law, in connection with annual general meetings of Accenture plc, the Accenture plc Irish financial statements will be made available to shareholders.

Special Resolution

The text of the resolution in respect of Proposal Number One is as follows:

“1. As a special resolution, that, the Common Draft Terms of Merger be and are hereby approved and each director, secretary or assistant secretary of the Company be and is hereby authorized to take all such steps as he or she considers necessary or appropriate in relation thereto and to execute and carry the Merger and the Common Draft Terms of Merger into effect.

2. For the purposes of this resolution:

“Accenture plc” means Accenture plc, a public limited company incorporated in Ireland with company number 471706 and whose registered office is at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2;

“Common Draft Terms of Merger” means the common draft terms of merger dated December     , 2017 in respect of the Merger made between the Company and Accenture plc;

“Effective Date” means the date and time specified in the order of the High Court of Ireland on which the consequences of the Merger as set out in Section 1144 of the Companies Act 2014 are to have effect; and

“Merger” means the merger of Accenture plc with the Company, pursuant to Chapter 16 of Part 17 of the Companies Act 2014, to be effected as a “merger by acquisition” (as defined in Section 1129(1) of the Companies Act 2014), such that, on the Effective Date, Accenture plc will acquire all of the assets and liabilities of the Company in exchange for the issue to the members of the Company (other than Accenture plc and the Company) of Class A ordinary shares of US$0.0000225 each in Accenture plc and the Company will be dissolved without going into liquidation.”

Required Vote

As required under Irish law, the resolution in respect of Proposal Number One is a special resolution that requires the affirmative vote of at least 75% of the votes cast and with a quorum requirement of more than 50% of the ordinary shares of Accenture Holdings outstanding and entitled to vote as of the record date for the Annual General Meeting. Abstentions will not affect the voting results.

The Board recommends that Accenture Holdings Shareholders vote “FOR” Proposal Number One at the Annual General Meeting.

Accenture plc held 96% of Accenture Holdings ordinary shares entitled to vote as of the record date and, therefore, has the power, acting by itself, to satisfy the quorum requirement and to approve all matters scheduled to be voted upon at the Annual General Meeting. Accenture plc will vote all of the shares that it holds in favor of approving Proposal Number One. Therefore, the proposal to approve the Common Draft Terms of Merger will be passed at the Annual General Meeting.

PROPOSAL NUMBER TWO: APPROVE THE CONTRACT PURSUANT TO WHICH EXACTSIDE LIMITED WILL ACQUIRE ACCENTURE HOLDINGS ORDINARY SHARES

As part of an Accenture intra group transaction, we propose to authorize Exactside Limited to acquire all of the ordinary shares held in Accenture Holdings by another subsidiary of Accenture Holdings.

Under Irish law, Exactside Limited, as a subsidiary of Accenture Holdings, may only acquire such ordinary shares pursuant to a contract that has been authorized by special resolution of the shareholders of Exactside Limited and Accenture Holdings before entry into the contract. The proposed contract will be approved by the sole shareholder of Exactside Limited, Accenture International, by written resolution on or before the date of the Annual General Meeting. Pursuant to the proposed contract, the existing shareholder will agree to contribute the ordinary shares held by it in Accenture Holdings to Exactside Limited for no consideration in accordance with the terms of that contract.

As required by Irish law, the proposed contract is available for inspection at our registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland and will remain on display at our registered office up to, and including, the date of the Annual General Meeting.

Special Resolution

The text of the resolution in respect of this Proposal Number Two is as follows:

“As a special resolution, that Exactside Limited is hereby authorized to acquire ordinary shares pursuant to the proposed contract on display at our registered office.”

Required Vote

As required under Irish law, the resolution in respect of Proposal Number Two is a special resolution that requires the affirmative vote of at least 75% of the votes cast and with a quorum requirement of more than 50% of the ordinary shares of Accenture Holdings outstanding and entitled to vote as of the record date for the Annual General Meeting. Abstentions will not affect the voting results.

The Board recommends that Accenture Holdings Shareholders vote “FOR” Proposal Number Two at the Annual General Meeting.

Accenture plc held 96% of Accenture Holdings ordinary shares entitled to vote as of the record date and, therefore, has the power, acting by itself, to satisfy the quorum requirement and to approve all matters scheduled to be voted upon at the Annual General Meeting. Accenture plc will vote all of the shares that it holds in favor of approving Proposal Number Two. Therefore, the proposal to approve the contract will be passed at the Annual General Meeting.

PROPOSAL NUMBER THREE: TO GRANT THE BOARD THE AUTHORITY TO ISSUE SHARES UNDER IRISH LAW

Under Irish law, directors of an Irish public limited company must have authority from its shareholders to issue any shares, including shares which are part of the company’s authorized but unissued share capital. Our current authorization, approved by Accenture Holdings Shareholders at our annual general meeting held on February 8, 2017, will expire on August 8, 2018. The authority sought under this proposal replaces our current authorization.

Granting the Board this authority is a routine matter for public companies incorporated in Ireland. This authority is fundamental to our business and enables us to issue shares, including, if applicable, to facilitate share transactions between Accenture Holdings and Accenture plc and to facilitate our shareholders’ ability to redeem their Accenture Holdings shares for shares in Accenture plc prior to the Effective Date of the Merger. We are not asking you to approve an increase in our authorized share capital or to approve a specific issuance of shares. Instead, approval of this proposal will only grant the Board the authority to issue shares that are already authorized under our articles of association upon the terms below.

Ordinary Resolution

The text of the resolution in respect of Proposal Number Three is as follows:

“That the directors be and are hereby generally and unconditionally authorized with effect from the passing of this resolution to exercise all powers of the Company to allot and issue relevant securities (within the meaning of Section 1021 of the Companies Act 2014) up to an aggregate nominal amount of the authorized but unissued ordinary share capital of the Company as of the date of this resolution, and the authority conferred by this resolution shall expire 18 months from the passing of this resolution, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot and issue relevant securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”

Required Vote

As required under Irish law, the resolution in respect of Proposal Number Three is an ordinary resolution that requires the affirmative vote of a simple majority of the votes cast and with a quorum requirement of more than 50% of the ordinary shares of Accenture Holdings outstanding and entitled to vote as of the record date for the Annual General Meeting. Abstentions will not affect the voting results.

The Board recommends that Accenture Holdings Shareholders vote “FOR” Proposal Number Three at the Annual General Meeting.

Accenture plc held 96% of Accenture Holdings ordinary shares entitled to vote as of the record date and, therefore, has the power, acting by itself, to satisfy the quorum requirement and to approve all matters scheduled to be voted upon at the Annual General Meeting. Accenture plc will vote all of the shares that it holds in favor of approving Proposal Number Three. Therefore, the proposal to grant the Board the authority to issue shares under Irish law will be passed at the Annual General Meeting.

PROPOSAL NUMBER FOUR: TO GRANT THE BOARD THE AUTHORITY TO OPT-OUT OF STATUTORY PRE-EMPTION RIGHTS UNDER IRISH LAW

Under Irish law, unless otherwise authorized, when an Irish public limited company issues shares for cash, it is required first to offer those shares on the same or more favorable terms to existing shareholders of the company on a pro-rata basis (commonly referred to as the statutory pre-emption right). Our current authorization, which granted the Board the authority to opt-out of the statutory pre-emption rights provision of Irish law, was approved by Accenture Holdings Shareholders at our annual general meeting held on February 8, 2017, and will expire on August 8, 2018. The authority sought under this proposal replaces our current authorization.

Similar to the authorization sought for Proposal Number Three, this authority is fundamental to our business and, if applicable, will enable share transactions between Accenture Holdings and Accenture plc and will facilitate our shareholders’ ability to redeem their Accenture Holdings shares for shares in Accenture plc prior to the Effective Date of the Merger. We are not asking you to approve an increase in our authorized share capital or to approve a specific issuance of shares. Instead, approval of this proposal will only grant the Board the authority to issue shares that are already authorized under our articles of association. Without this authorization, in each case where we issue shares for cash, we would first have to offer those shares on the same or more favorable terms to all of our existing shareholders.

Special Resolution

The text of the resolution in respect of Proposal Number Four is as follows:

“As a special resolution, that, subject to the passing of the resolution in respect of Proposal Number Three as set out above and with effect from the passing of this resolution, the directors be and are hereby empowered pursuant to Section 1023 of the Companies Act 2014 to allot equity securities (as defined in Section 1023 of that Act) for cash, pursuant to the authority conferred by Proposal Number Three as if sub-section (1) of Section 1022 of that Act did not apply to any such allotment. The authority conferred by this resolution shall expire 18 months from the passing of this resolution, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot equity securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”

Required Vote

As required under Irish law, the resolution in respect of Proposal Number Four is a special resolution that requires the affirmative vote of at least 75% of the votes cast and with a quorum requirement of more than 50% of the ordinary shares of Accenture Holdings outstanding and entitled to vote as of the record date for the Annual General Meeting. Abstentions will not affect the voting results.

The Board recommends that Accenture Holdings Shareholders vote “FOR” Proposal Number Four at the Annual General Meeting.

Accenture plc held 96% of Accenture Holdings ordinary shares entitled to vote as of the record date and, therefore, has the power, acting by itself, to satisfy the quorum requirement and to approve all matters scheduled to be voted upon at the Annual General Meeting. Accenture plc will vote all of the shares that it holds in favor of approving Proposal Number Four. Therefore, the proposal to grant the Board the authority to opt-out of statutory pre-emption rights under Irish law will be passed at the Annual General Meeting.

PROPOSAL NUMBER FIVE: TO DETERMINE THE PRICE RANGE AT WHICH THE COMPANY CAN RE-ALLOT SHARES THAT IT ACQUIRES AS TREASURY SHARES UNDER IRISH LAW

Under our articles of association, holders of our ordinary shares are entitled to have their ordinary shares redeemed for cash or for Class A ordinary shares of Accenture plc. Our articles of association also authorize our Board to redeem a holder’s ordinary shares at any time for Class A ordinary shares of Accenture plc using the valuation method described in our articles of association, where our Board receives a satisfactory opinion from an internationally recognized counsel or professional tax advisor that such redemption should be tax-free with respect to such holder. Any shares that Accenture Holdings redeems can, as a matter of Irish law, either be cancelled or held as treasury shares by Accenture Holdings.

Under Irish law, our shareholders must authorize the price range at which Accenture Holdings may re-allot any shares held in treasury shares as new shares of Accenture Holdings. In this Proposal Number Five, that price range is expressed as a percentage of the minimum and maximum of the closing market price of a Class A ordinary share of Accenture plc on the day preceding the day on which the relevant share is re-allotted. Irish law requires that this authorization be renewed by our shareholders every 18 months. Our current authorization, approved by Accenture Holdings Shareholders on February 8, 2017, will expire on August 8, 2018. The authority sought under this proposal replaces our current authorization.

The authority being sought from our shareholders provides that the minimum and maximum prices at which a treasury ordinary share may be re-allotted are 1% (or nominal value where the re-allotment of treasury shares is required to satisfy an obligation under any compensation program (including any share scheme or option scheme) operated by Accenture) and 200%, respectively, of the closing market price of a Class A ordinary share of Accenture plc on the NYSE the day preceding the day on which the relevant share is re-allotted. Any re-allotment of treasury shares will only be at price levels that the Company considers to be in the best interests of our shareholders.

Special Resolution

The text of the resolution in respect of Proposal Number Five is as follows:

“As a special resolution, that for the purposes of Section 1078 of the Companies Act 2014, the re-allotment price range at which any treasury shares for the time being held by the Company may be re-allotted shall be as follows:

(a) The maximum price at which a treasury share may be re-allotted shall not be more than 200% of the closing price on the New York Stock Exchange of a Class A ordinary share of Accenture plc on the day preceding the day on which the relevant share is re-allotted by the Company.

(b) The minimum price at which a treasury share may be re-allotted shall be the nominal value of the share where such a share is required to satisfy an obligation under any employee compensation program (including any share scheme or option scheme) operated by Accenture or, in all other cases, not less than 1% of the closing price on the New York Stock Exchange of a Class A ordinary share of Accenture plc on the day preceding the day on which the relevant share is re-allotted by the Company.

(c) The re-allotment price range as determined by paragraphs (a) and (b) shall expire 18 months from the date of the passing of this resolution unless previously varied, revoked or renewed in accordance with the provisions of Section 109 and/or 1078 (as applicable) of the Companies Act 2014.”

Required Vote

As required under Irish law, the resolution in respect of Proposal Number Five is a special resolution that requires the affirmative vote of at least 75% of the votes cast and with a quorum requirement of more than 50% of the ordinary shares of Accenture Holdings outstanding and entitled to vote as of the record date for the Annual General Meeting. Abstentions will not affect the voting results.

The Board recommends that Accenture Holdings Shareholders vote “FOR” Proposal Number Five at the Annual General Meeting.

Accenture plc held 96% of Accenture Holdings ordinary shares entitled to vote as of the record date and, therefore, has the power, acting by itself, to satisfy the quorum requirement and to approve all matters scheduled to be voted upon at the Annual General Meeting. Accenture plc will vote all of the shares that it holds in favor of approving Proposal Number Five. Therefore, the proposal to determine the price range at which the Company can re-allot shares that it acquires as treasury shares under Irish law will be passed at the Annual General Meeting.

PROPOSAL NUMBER SIX: TO AUTHORIZE ACCENTURE INTERNATIONAL TO PURCHASE ORDINARY SHARES OFF-MARKET

In order to fund certain share management transactions, including the redemption of ordinary shares of Accenture Holdings held by members of Accenture Leadership (which is comprised of managing directors and senior managing directors, along with members of the Accenture plc global management committee (Accenture plc’s primary management and leadership team, which consists of approximately 20 of its most senior leaders)), it is proposed that, on the instruction of Accenture Holdings, Accenture International be authorized to purchase ordinary shares of Accenture Holdings.

Under Irish law, Accenture International, as a subsidiary of Accenture Holdings, may only purchase ordinary shares of Accenture Holdings pursuant to a purchase contract that has been authorized by special resolution of the shareholders of Accenture Holdings before entry into the contract. Pursuant to the proposed purchase contract, Accenture International will agree to purchase ordinary shares of Accenture Holdings on receipt of an instruction from Accenture Holdings, at a price and in accordance with the terms of that instruction. It is not intended that ordinary shares of Accenture Holdings held by Accenture plc will be purchased pursuant to this resolution. Off-market purchases of ordinary shares of Accenture Holdings were previously approved by our shareholders on February 8, 2017. The authority sought under this proposal replaces our current authorization, which will expire on August 8, 2018. Irish law requires that this authorization be renewed by our shareholders every 18 months, and it is therefore intended that this authority will be sought at each subsequent annual general meeting of the Company. As required by Irish law, the proposed purchase contract is available for inspection at our registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland and will remain on display during business hours at our registered office up to, and including, the date of the Annual General Meeting.

Special Resolution

The text of the resolution in respect of Proposal Number Six is as follows:

“As a special resolution, that Accenture International S.à r.l. or any successor entity thereto is hereby generally authorized in accordance with the proposed purchase contract to make off-market purchases (as defined by Section 1075 of the Companies Act 2014) ordinary shares of the Company (excluding these shares held by Accenture plc) and the authority conferred by this resolution shall expire 18 months from the date of this resolution, unless previously renewed, varied or revoked.”

Required Vote

As required under Irish law, the resolution in respect of Proposal Number Six is a special resolution that requires the affirmative vote of at least 75% of the votes cast and with a quorum requirement of more than 50% of the ordinary shares of Accenture Holdings outstanding and entitled to vote as of the record date for the Annual General Meeting. Abstentions will not affect the voting results.

The Board recommends that Accenture Holdings Shareholders vote “FOR” Proposal Number Six at the Annual General Meeting.

Accenture plc held 96% of Accenture Holdings ordinary shares entitled to vote as of the record date and, therefore, has the power, acting by itself, to satisfy the quorum requirement and to approve all matters scheduled to be voted upon at the Annual General Meeting. Accenture plc will vote all of the shares that it holds in favor of approving Proposal Number Six. Therefore, the proposal to authorize Accenture International to purchase ordinary shares off-market will be passed at the Annual General Meeting.

MATERIAL TAX CONSIDERATIONS RELATING TO THE MERGER

Material U.S. Federal Income Tax Considerations

The following discussion summarizes the material U.S. federal income tax considerations relevant to Accenture Holdings Shareholders of the Merger and of holding the Class A ordinary shares of Accenture plc after the Merger (in each case, a “Holder” or “Holders”). This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and court and administrative rulings and decisions in effect on the date of this document. These laws may change, possibly retroactively, and any change could affect the continuing validity of this discussion. This discussion does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction, or under any U.S. federal laws other than those pertaining to income tax.

This discussion addresses only those Holders who hold their Accenture Holdings ordinary shares and ordinary shares of Accenture plc as “capital assets” within the meaning of Section 1221 of the Code. Further, unless otherwise indicated, this summary does not address all aspects of U.S. federal income taxation that may be relevant to a Holder in light of such Holder’s particular circumstances or that may be applicable to such Holder if subject to special treatment under the U.S. federal income tax laws, including:

•	a dealer in stocks and securities, or foreign currencies;

•	a trader in securities that elects the mark-to-market method of accounting for your securities;

•	a Holder that is subject to the alternative minimum tax provisions of the Code;

•	a Holder who has been, but is no longer, a citizen or resident of the United States;

•	a U.S. Holder (as defined below) that has a functional currency other than the U.S. dollar;

•	a Holder who holds Accenture Holdings ordinary shares or Class A ordinary shares of Accenture plc as part of a hedge, straddle, a constructive sale or conversion transaction; or

•	a Holder who owns, actually or constructively, five percent or more of the outstanding Class A ordinary shares of Accenture plc after the Merger (any such Holder described above, an “Excluded Holder”).

This summary assumes, as we believe to be the case, that Accenture Holdings is not and has not been, and Accenture plc will not become, a passive foreign investment company (“PFIC”) within the meaning of Section 1297 of the Code.

Neither Accenture Holdings nor Accenture plc will request a ruling from the IRS as to the U.S. federal income tax consequences of the Merger. There can be no assurance that the IRS will not challenge the U.S. federal income tax consequences described below, and a court may sustain such a challenge.

As used in the remainder of this summary, the term “U.S. Holder” means a Holder (other than an Excluded Holder) who is for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•	a corporation (including any entity classified as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if it (a) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

If a partnership (including any entity or arrangement classified as a partnership for U.S. federal income tax purposes) holds Accenture Holdings ordinary shares or Class A ordinary shares of Accenture plc, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Accordingly, partnerships holding Accenture Holdings ordinary shares or Class A ordinary shares of Accenture plc and their partners should consult their advisors.

A “Non-U.S. Holder” is a Holder (other than a partnership or an Excluded Holder) that is not a U.S. Holder.

ALL HOLDERS SHOULD CONSULT THEIR PERSONAL TAX ADVISORS CONCERNING THE SPECIFIC TAX CONSEQUENCES OF THE MERGER IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES. THIS SUMMARY IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE TO ANY PARTICULAR HOLDER AND IS INTENDED ONLY AS A GENERAL GUIDE.

Material U.S. Federal Income Tax Consequences to U.S. Holders

U.S. Federal Income Tax Consequences of the Merger to U.S. Holders of Accenture Holdings Ordinary Shares

Accenture plc intends for the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Accordingly, under Section 354 of the Code, a U.S. Holder of Accenture Holdings ordinary shares will not recognize gain or loss upon the exchange of shares of Accenture Holdings for Class A shares of Accenture plc in the Merger.

The tax basis of Class A ordinary shares of Accenture plc received by U.S. Holders in the Merger will be equal to the tax basis of their Accenture Holdings ordinary shares held prior to the Merger. The holding period of the Class A ordinary shares of Accenture plc received by U.S. Holders will include the holding period for the shares of Accenture Holdings surrendered in exchange therefor.

Ownership of Class A Ordinary Shares of Accenture plc

Distributions on Class A Ordinary Shares of Accenture plc. Cash distributions on Class A ordinary shares of Accenture plc (including any Irish tax withheld) will be taxable as dividends to the extent paid out of Accenture plc’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). It is anticipated that any distributions from Accenture plc will be from earnings and profits and thus will be treated as dividends. U.S. Holders will include dividends paid by Accenture plc in their gross income as ordinary income on the day of actual or constructive receipt. Such dividends will not be eligible for the dividends-received deduction allowed to corporations under the Code.

With respect to non-corporate U.S. Holders, certain dividends received from a qualified foreign corporation may be subject to reduced rates of taxation. A qualified foreign corporation includes a foreign corporation that, among other things, (1) is eligible for the benefits of a comprehensive income tax treaty with the United States which the United States Treasury Department determines to be satisfactory for these purposes and which includes an exchange of information provision, and (2) is not a PFIC. The United States Treasury Department has determined that the current income tax treaty between the United States and Ireland meets these requirements, and Accenture plc believes it is eligible for the benefits of that treaty. As a result of the rules described above, Accenture plc will be a qualified foreign corporation. Non-corporate U.S. Holders must hold their Class A ordinary shares of Accenture plc for a minimum holding period, during which they are at the risk of loss, in order to be eligible for the reduced rates of taxation, regardless of Accenture plc’s status as a qualified foreign corporation. U.S. Holders that elect to treat the dividend income as “investment income” pursuant to Section 163(d)(4) of the Code will not be eligible for the reduced rates of taxation. In addition, the rate reduction will not apply to dividends if the recipient of a dividend is obligated to make related payments with respect to positions in substantially similar or related property. This disallowance applies even if the minimum holding period has been met. Finally, certain U.S. Holders may be subject to an additional tax arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010 (Section 1411 of the Code).

Subject to certain conditions and limitations, Irish withholding taxes on dividends, if any, may constitute foreign taxes eligible for credit against a U.S. Holder’s U.S. federal income tax liability. Subject to certain conditions and limitations, for purposes of calculating the foreign tax credit, distributions paid on Class A ordinary shares of Accenture plc that are treated as dividends for U.S. federal income tax purposes may be treated as income from sources outside the United States, in which case such income would generally constitute passive category income. Further, in certain circumstances, if a U.S. Holder has held Class A ordinary shares of Accenture plc for less than a specified minimum period during which such U.S. Holder is not protected from risk of loss, or is obligated to make payments related to the dividends, such U.S. Holder may not claim a foreign tax credit for foreign taxes imposed on dividends paid on the Class A ordinary shares of Accenture plc. The rules governing the foreign tax credit are complex. U.S. Holders are urged to consult their tax advisors regarding the availability of the foreign tax credit under their particular circumstances.

Any distribution in excess of Accenture plc’s current and accumulated earnings and profits for a taxable year, as determined under U.S. federal income tax principles, will first constitute, with respect to each share, a tax-free return of capital, causing a reduction in the adjusted basis of the Class A ordinary shares of Accenture plc (thereby increasing the amount of gain, or decreasing the amount of loss, recognized on a subsequent disposition of the shares), and the balance in excess of adjusted basis will be taxable as capital gain recognized on a sale or exchange. Consequently, such distributions in excess of Accenture plc’s current and accumulated earnings and profits would generally not give rise to foreign source income and a U.S. Holder generally could not use the foreign tax credit arising from any Irish withholding tax imposed on such distributions unless such credit can be applied (subject to applicable limitations) against U.S. federal income tax due on other foreign source income in the appropriate category for foreign tax credit purposes. U.S. Holders should expect that any distribution from Accenture plc will generally be treated as a dividend (as discussed above).

Sale, Exchange or Other Taxable Disposition of Class A Ordinary Shares of Accenture plc. For U.S. federal income tax purposes, a U.S. Holder will recognize taxable gain or loss on any sale or other taxable disposition of Class A ordinary shares of Accenture plc in an amount equal to the difference between the amount realized for the shares and the U.S. Holder’s tax basis in the shares. Such gain or loss will generally be capital gain or loss. Capital gains of non-corporate U.S. Holders derived with respect to capital assets held for more than one year are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations. Any gain or loss recognized will generally be treated as U.S. source gain or loss.

Treatment of Certain Irish Taxes. U.S. tax law does not allow a credit against income tax for any stamp duty or Irish capital acquisitions tax (as described under the heading “—Material Irish Tax Considerations”) imposed on a U.S. Holder. However, a U.S. Holder may be entitled to an income tax deduction or estate tax credit for such taxes, subject to applicable limitations under the Code. U.S. Holders should consult their tax advisors regarding the tax treatment of these Irish taxes.

Material U.S. Federal Income Tax Consequences to Non-U.S. Holders

The Merger

In general, the receipt by Non-U.S. Holders of Class A ordinary shares of Accenture plc in exchange for Accenture Holdings ordinary shares in the Merger will not be subject to U.S. federal income or withholding tax on any realized gain with respect to the Merger.

Ownership of Ordinary Shares of Accenture Holdings

Non-U.S. Holders of Class A ordinary shares of Accenture plc will generally not be subject to U.S. federal income or withholding tax on dividend income from Accenture plc and will not be subject to U.S. federal income or withholding tax on any gain recognized on a subsequent disposition of Class A ordinary shares of Accenture plc, unless:

•	such gain or dividend income is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States or, if a treaty applies, is attributable to a permanent establishment or fixed place of business maintained by such Holder in the United States; or

•	in the case of capital gain of an individual Non-U.S. Holder, such Non-U.S. Holder is present in the United States for 183 days or more during the taxable year in which the capital gain is recognized and certain other conditions are met.

Tax Consequences to Accenture plc and Current Accenture plc Shareholders

As a result of the Merger, there will be no U.S. federal income tax consequences to a holder of Accenture plc shares, and Accenture plc will not recognize gain or loss for U.S. federal income tax purposes.

Information Reporting and Backup Withholding

In general, information reporting will apply to dividends in respect of Class A ordinary shares of Accenture plc and the proceeds from the sale, exchange or redemption of such shares that are paid within the United States (and in certain cases, outside the United States), unless the Holder is an exempt recipient such as a corporation or is not a U.S. Holder. A backup withholding tax may apply to such payments if the Holder fails to provide a taxpayer identification number or certification of other exempt or non-U.S. status or fails to report in full dividend and interest income. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a Holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

To avoid backup withholding tax on a subsequent disposition of Class A ordinary shares of Accenture plc, or dividends paid on those shares, a Non-U.S. Holder may be required to provide a taxpayer identification number, certify the Non-U.S. Holder’s non-U.S. status or otherwise establish an exemption. Non-U.S. Holders of Class A ordinary shares of Accenture plc should consult their personal tax advisors concerning the application of information reporting and backup withholding in their particular situations, the availability of exemptions, and the procedure for obtaining any available exemption. Any amount withheld from a payment to a Non-U.S. Holder under the backup withholding rules may be allowed as a refund or credit against the Non-U.S. Holder’s U.S. federal income tax, provided that the required information is timely furnished to the IRS.

Material Irish Tax Considerations

Scope of Discussion

The following is a summary of the material Irish tax considerations of the Merger for certain Non-Irish Holders (as defined below), the ownership and disposal of Class A ordinary shares of Accenture plc received by such Non-Irish Holders upon the consummation of the Merger and an exercise by certain Non-Irish Holders of appraisal rights in connection with the Merger. A “Non-Irish Holder” is an individual beneficial owner of Accenture Holdings ordinary shares or Class A ordinary shares of Accenture plc that is neither a resident nor ordinarily a resident in Ireland for Irish tax purposes and does not hold Accenture Holdings ordinary shares or Class A ordinary shares of Accenture plc in connection with a trade carried on by such person through an Irish branch or agency. The summary does not purport to be a comprehensive description of all of the tax considerations that may be relevant to each Non-Irish Holder. The summary is based upon Irish tax laws and the practice of the Irish Revenue Commissioners in effect on the date of this information statement. Changes in law and/or administrative practice may result in a change in the tax considerations described below, possibly with retrospective effect.

The summary does not constitute tax advice and is intended only as a general guide. The summary is not exhaustive and shareholders should consult their tax advisors about the Irish tax consequences (and tax consequences under the laws of other relevant jurisdictions) of the Merger and of the acquisition, ownership and disposal of Class A ordinary shares of Accenture plc. The summary applies only to Non-Irish Holders who hold their Accenture Holdings ordinary shares and will own Class A ordinary shares of Accenture plc as capital assets and does not apply to other categories of Non-Irish Holders, such as dealers in securities, trustees and Non-Irish Holders who acquired their Accenture Holdings ordinary shares or who have, or who are deemed to have, acquired their Class A ordinary shares of Accenture plc by virtue of an Irish office or employment (performed or carried on to any extent in Ireland). Shareholders who are not Non-Irish Holders should consult their tax advisors about the Irish tax consequences of the Merger and of the acquisition, ownership and disposal of Class A ordinary shares of Accenture plc. The summary does not, except where expressly stated, consider the position of shareholders who hold their Class A ordinary shares in Accenture plc directly (and not beneficially through a broker or custodian (through DTC)). The Irish tax consequences of transactions in Class A ordinary shares held directly are generally negative when compared with Class A ordinary shares held through DTC, and any shareholders contemplating holding their Class A ordinary shares in Accenture plc directly should consult their personal tax advisors as to the Irish tax consequences of acquiring, owning and disposing of such shares.

Irish Tax on Chargeable Gains (Irish CGT)

Non-Irish Holders will not be subject to Irish CGT on the cancellation of their Accenture Holdings ordinary shares, or on the receipt of Class A ordinary shares of Accenture plc pursuant to the Merger. Any subsequent disposal of Class A ordinary shares of Accenture plc by Non-Irish Holders will not be subject to Irish CGT.

Non-Irish Holders who exercise their appraisal rights in connection with the Merger will not be subject to Irish CGT in respect of the amount paid in relation to the exercise of those appraisal rights. See “Proposal Number One: The Merger—Appraisal Rights.”

Stamp Duty

The rate of stamp duty (where applicable) on transfers of shares of Irish incorporated companies is 1% of the greater of the price paid or market value of the shares acquired. Where Irish stamp duty arises it is generally a liability of the transferee. However, in the case of a gift or transfer at less than fair market value, all parties to the transfer are jointly and severally liable.

No stamp duty will be payable by any Accenture Holdings Shareholder on the cancellation of Accenture Holdings ordinary shares, the issue of Class A ordinary shares of Accenture plc or on the exercise of appraisal rights, in each case in connection with the Merger.

A transfer of Class A ordinary shares of Accenture plc effected by means of the transfer of book-entry interest in DTC will not be subject to Irish stamp duty. Shareholders wishing to transfer their Class A ordinary shares of Accenture plc into (or out of) DTC may do so without giving rise to Irish stamp duty payable by the transferee provided that:

•	there is no change in the beneficial ownership of such shares as a result of the transfer; and

•	the transfer into (or out of) DTC is not effected in contemplation of a sale of such shares by a beneficial owner to a third party.

However, transfers by shareholders who hold their shares directly may be subject to Irish stamp duty, payable by the transferee.

Withholding Tax on Dividends (DWT)

Distributions made by Accenture plc will, in the absence of one of many exemptions, be subject to DWT, currently at a rate of 20%.

For DWT and Irish income tax purposes, a distribution includes any distribution that may be made by Accenture plc to its shareholders, including cash dividends, non-cash dividends and additional stock taken in lieu of a cash dividend. Where an exemption from DWT does not apply in respect of a distribution made to a particular shareholder, Accenture plc is responsible for withholding DWT prior to making such distribution.

Accenture plc shareholders that are resident in the United States, any European Union member state or any other Exempt Territory are likely to be entitled to an exemption from DWT provided such shareholders are beneficially entitled to the dividend and have furnished valid Irish dividend withholding tax forms. Accenture plc shareholders who hold their shares through DTC and are resident in the United States can alternatively furnish valid form W-9s which show a valid U.S. address to their broker at least seven business days before the record date for any dividend, to receive such dividends without suffering DWT. Accenture Holdings plc and Accenture plc shareholders should contact their personal tax advisors or GlobeTax at +1 212-747-9100 or eCertsIreland@GlobeTax.com for assistance. It is strongly recommended that such shareholders who are residents of Exempt Territories, including the United States, and who receive Class A ordinary shares of Accenture plc pursuant to the Merger complete, where necessary, valid Irish dividend withholding tax forms or W-9 forms and provide them, in the case of shares not held through DTC, to Accenture plc’s transfer agent or, in the case of shares held through DTC, their broker, as soon as possible after receiving their shares.

If any shareholder who is resident in an Exempt Territory, including the United States, receives a dividend from which DWT has been withheld, the shareholder may be entitled to claim a refund of DWT from the Irish Revenue Commissioners provided the shareholder is beneficially entitled to the dividend.

Other Class A ordinary shareholders of Accenture plc that are not described above may nonetheless fall within other exemptions from DWT. If any shareholders are exempt from DWT, but receive dividends subject to DWT, such shareholders may apply for refunds of such DWT from the Irish Revenue Commissioners provided the shareholder is beneficially entitled to the dividend.

Neither Accenture plc nor Accenture Holdings will be required to make a withholding for or on account of Irish income tax from any amount paid in relation to the exercise of any appraisal rights in connection with the Merger.

Income Tax on Dividends Paid on Ordinary Shares of Accenture Holdings

A Non-Irish Holder that is entitled to an exemption from DWT will have no Irish income tax or universal social charge liability on a dividend from Accenture plc.

A Non-Irish Holder that is not entitled to an exemption from DWT, and therefore is subject to DWT, generally will have no additional Irish income tax or universal social charge liability. The DWT deducted by Accenture plc discharges the Irish income tax and universal social charge liability.

Capital Acquisitions Tax (CAT)

CAT comprises principally gift tax and inheritance tax on property situated in Ireland for CAT purposes or otherwise within the territorial scope of CAT. CAT could apply to a gift or inheritance of Class A ordinary shares of Accenture plc if the Class A ordinary shares of Accenture plc were to be regarded as property situated in Ireland for CAT purposes. The person who receives the gift or inheritance has primary liability for CAT.

CAT is currently levied at a rate of 33% on the value of any taxable gift or inheritance above certain tax-free thresholds. The appropriate tax-free threshold depends upon (1) the relationship between the donor and the donee and (2) the aggregation of the values of previous taxable gifts and inheritances received by the donee from persons within the same group threshold. Gifts and inheritances passing between spouses are exempt from CAT, as are gifts to certain charities. Children have a lifetime tax-free threshold of €310,000 in respect of taxable gifts or inheritances received from their parents. There is also a “small gift exemption” from CAT whereby the first €3,000 of the taxable value of all taxable gifts taken by a donee from any one donor, in each calendar year, is exempt from CAT and is also excluded from any future aggregation. This exemption does not apply to an inheritance.

A gift or inheritance of Accenture Holdings ordinary shares may be subject to CAT. After the consummation of the Merger, while there is uncertainty surrounding the applicability of CAT, and there can be no assurance that CAT will not be due in connection with a gift or inheritance of Class A ordinary shares of Accenture plc, Accenture Holdings shareholders will be in no worse position than currently.

Holders of Class A ordinary shares of Accenture plc should consult their personal tax advisors as to whether CAT is creditable or deductible in computing any domestic tax liabilities.

To the extent you require further information on the Irish CAT consequences of holding Class A ordinary shares of Accenture plc, contact us at Leadership_Holdings@Accenture.com or +1 703-948-5165.

ALL HOLDERS SHOULD CONSULT THEIR PERSONAL TAX ADVISORS CONCERNING THE TAX CONSEQUENCES OF THE MERGER AND OF THE ACQUISITION, OWNERSHIP, DISPOSAL OF, AND RECEIPT OF DIVIDENDS ON CLASS A ORDINARY SHARES OF ACCENTURE PLC AND ANY EXERCISE OF APPRAISAL RIGHTS BY HOLDERS. THE IRISH TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY.

Tax Consequences to Accenture plc and Current Accenture plc Shareholders

As a result of the Merger, there will be no Irish income tax consequences to a holder of Accenture plc shares, and Accenture plc will be exempt from Irish tax on any gain or loss for Irish tax purposes.

Material Tax Considerations in Other Jurisdictions

Accenture Holdings Shareholders who are tax residents in other jurisdictions should not recognize a gain or loss as a result of the Merger. However, tax laws are complex and the tax consequences in any individual case may depend on the facts and circumstances. You should consult your personal tax advisors concerning the applicable tax consequences of the Merger.

DESCRIPTION OF SHARE CAPITAL OF ACCENTURE PLC

The following description of ordinary share capital of Accenture plc is a summary. This summary is not complete and is qualified in its entirety by reference to Accenture plc’s memorandum and articles of association incorporated by reference herein and to the Irish Companies Act. See “Where You Can Find More Information.” In addition, Accenture plc is seeking the approval of its shareholders at its 2018 annual general meeting to certain amendments to its articles of association. For more information regarding the proposals at Accenture plc’s 2018 annual general meeting, see the Accenture plc definitive proxy statement filed with the SEC on December     , 2017. The Irish Companies Act can be accessed online for free at http://www.irishstatutebook.ie or can be purchased in hardcopy format from the Irish Government Publications Office by calling +353 1-647-6834 or by e-mailing publications@opw.ie. We encourage you to read those documents carefully.

As Accenture Holdings and Accenture plc are both Irish public limited companies under the Irish Companies Act, there are also many similarities between their respective memoranda and articles of association. However, there are also differences between Accenture Holdings’ memorandum and articles of association and Accenture plc’s memorandum and articles of association. See “Rights of Holders of Accenture Holdings Ordinary Shares and Accenture plc Class X Ordinary Shares Compared to Rights of Holders of Accenture plc Class A Ordinary Shares.”

Except where otherwise indicated, the description below reflects Accenture plc’s articles of association as those documents are currently in effect.

Capital Structure

Authorized Share Capital. The authorized share capital of Accenture plc is €40,000 and US$517,500, divided into 40,000 ordinary shares with a nominal value of €1 per share (issued in order to satisfy statutory requirements for all Irish public limited companies commencing operations); 20,000,000,000 Class A ordinary shares with a nominal value of US$0.0000225 per share; 1,000,000,000 Class X ordinary shares with a nominal value of US$0.0000225 per share; and 2,000,000,000 undesignated shares with a nominal value of US$0.0000225 per share.

Accenture plc has the authority to issue authorized but unissued Class A ordinary shares, Class X ordinary shares or undesignated shares subject to the maximum authorized share capital contained in its memorandum and articles of association. The undesignated shares may be designated and issued as preferred shares, without further vote or action by Accenture plc’s shareholders up to the maximum number authorized.

The authorized share capital may be increased or reduced by way of an ordinary resolution of Accenture plc’s shareholders. The shares comprising the authorized share capital of Accenture plc may be divided into shares of such nominal value as the resolution shall prescribe.

As a matter of Irish law, the directors of a company may issue authorized but unissued new ordinary or preferred shares without shareholder approval once authorized to do so by the company’s articles of association or by an ordinary resolution adopted by the shareholders at a general meeting. An ordinary resolution requires over 50% of the votes of a company’s shareholders cast at a general meeting. The authority conferred can be granted for a maximum period of five years, at which point it must be renewed by the company’s shareholders by an ordinary resolution. At Accenture plc’s annual general meeting in 2017, its shareholders renewed the Accenture plc board of directors’ authority to issue up to 33% of its issued share capital for a period of 18 months. The current authorization will expire on August 10, 2018. Accenture plc is seeking the approval of its shareholders at its 2018 annual general meeting to renew its authority to issue up to 33% of its issued ordinary share capital. Accenture plc expects to propose the renewal of this authorization on a regular basis at its annual general meeting in subsequent years, which is currently the customary practice in Ireland.

The rights and restrictions to which the ordinary shares are subject are prescribed in Accenture plc’s articles of association. Accenture plc’s articles of association entitle its board of directors, without shareholder approval, to determine the terms of the undesignated shares issued by Accenture plc. The Accenture plc board of directors is authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of that class or series of shares, to provide from time to time for the issuance of other classes or series of preferred shares through the issue of the authorized but unissued undesignated shares and to establish the characteristics of each class or series, including the number of shares, designations, relative voting rights, dividend rights, liquidation and other rights, redemption, repurchase or exchange rights and any other preferences and relative, participating, optional or other rights and limitations not inconsistent with applicable law.

Irish law does not recognize fractional shares held of record; accordingly, Accenture plc’s articles of association do not provide for the issuance of fractional Accenture plc shares, and the official Irish register of Accenture plc will not reflect any fractional shares. Whenever an alteration or reorganization of the share capital of Accenture plc would result in any Accenture plc shareholder becoming entitled to fractions of a share, Accenture plc’s board of directors may, on behalf of those shareholders that would become entitled to fractions of a share, arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale in due proportion among the shareholders who would have been entitled to the fractions.

Under Irish law and the memorandum and articles of association of Accenture plc, there are no limitations on the right of non-residents of Ireland or owners who are not citizens of Ireland to hold or vote shares of Accenture plc.

Issued Share Capital. As of December 11, 2017, Accenture plc had              Class A and             Class X ordinary shares in issue (which number of Class A ordinary shares includes              issued shares held by Accenture plc and its subsidiaries) each with a nominal value of US$0.0000225, as well as 40,000 ordinary shares with a nominal value of €1 per share. All shares in issue are fully paid and non-assessable. There are no undesignated shares of US$0.0000225 in issue.

Pre-emption Rights, Share Warrants and Share Options

Certain statutory pre-emption rights apply automatically in favor of Accenture plc shareholders where shares in Accenture plc are to be issued for cash. However, Irish law permits companies to opt-out of the statutory pre-emption rights for a period of up to five years if authorized by shareholders by a special resolution. A special resolution requires not less than 75% of the votes of Accenture plc shareholders cast at a general meeting. At Accenture plc’s annual general meeting in 2017, its shareholders renewed the Accenture plc board of directors’ authority to issue up to 5% of its issued share capital for which no pre-emption rights would apply for a period of 18 months. The current authorization will expire on August 10, 2018. Accenture plc is seeking the approval of its shareholders at its 2018 annual general meeting to renew its authority to opt-out of the statutory pre-emption rights. Accenture plc expects to propose the renewal of this authorization on a regular basis at its annual general meeting in subsequent years, which is the customary practice in Ireland for companies that elect to opt-out of the statutory pre-emption rights. If the opt-out of the statutory pre-emption right is not renewed, shares issued for cash must be offered to pre-existing shareholders of Accenture plc pro rata to their existing shareholding before the shares can be issued. The statutory pre-emption rights do not apply where shares are issued for non-cash consideration and do not apply to the issue of non-equity shares (that is, shares that have the right to participate only up to a specified amount in any income or capital distribution).

The articles of association of Accenture plc provide that, subject to any shareholder approval requirement under any laws, regulations or the rules of any stock exchange to which Accenture plc is subject, the Accenture plc board of directors is authorized, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the Accenture plc board of directors deems advisable, options to purchase such number of shares of any class or classes or of any series of any class as the Accenture plc board of directors may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued. The Irish Companies Act provides that directors may issue share warrants or options without shareholder approval once authorized to do so by the articles of association or an ordinary resolution of shareholders. The Accenture plc board of directors may issue shares upon exercise of warrants or options without shareholder approval or authorization.

Accenture plc is also subject to the rules of the NYSE that require shareholder approval of certain share issuances.

Dividends

Under Irish law, dividends and distributions may only be made from profits available for distribution. Profits available for distribution, broadly, means the accumulated realized profits of Accenture plc less accumulated realized losses and includes reserves created by way of capital reduction (i.e., by cancelling amounts standing to the credit of undistributable reserves of a company and crediting that amount to the profit and loss account of the company to be treated as realized profits available for distribution) of Accenture plc. In addition, no distribution or dividend may be made unless the net assets of Accenture plc are equal to, or in excess of, the aggregate of Accenture plc’s called up share capital plus undistributable reserves and the distribution does not reduce Accenture plc’s net assets below such aggregate. Undistributable reserves include the undenominated capital and the amount by which Accenture plc’s accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed Accenture plc’s accumulated unrealized losses, so far as not previously written off in a reduction or reorganization of capital.

The determination as to whether or not Accenture plc has sufficient profits available for distribution to fund a dividend must be made by reference to “relevant financial statements” of Accenture plc. The “relevant financial statements” will be either the last set of unconsolidated annual audited financial statements or unaudited financial statements prepared in accordance with the Irish Companies Act, which give a “true and fair view” of Accenture plc’s unconsolidated financial position and accord with accepted accounting practice. The relevant financial statements must be filed in the Companies Registration Office, the official public registry for companies in Ireland.

The mechanism as to who declares a dividend and when a dividend shall become payable is governed by the articles of association of Accenture plc. Accenture plc’s articles of association authorize the directors to declare such dividends as appear justified by the profits of Accenture plc without the approval of the shareholders at a general meeting. The Accenture plc board of directors may also recommend a dividend to be approved and declared by the shareholders at a general meeting. Although the shareholders may direct that the payment be made by distribution of assets, shares or cash, no dividend issued may exceed the amount recommended by the directors. The dividends can be declared and paid in the form of cash or non-cash assets and may be paid in U.S. dollars or any other currency. All holders of Class A ordinary shares of Accenture plc will participate pro rata in respect of any dividend which may be declared in respect of Class A ordinary shares by Accenture plc, subject to any preferred dividend rights of any preferred shares that may be outstanding from time to time.

The directors of Accenture plc may deduct from any dividend payable to any shareholder all sums of money (if any) payable by such shareholder to Accenture plc in relation to the Accenture plc ordinary shares. All Accenture plc shares issued pursuant to the Merger shall be deemed to be fully paid up such that no deductions should be made in respect of dividends on such shares.

The directors of Accenture plc are also entitled to issue shares with preferred rights to participate in dividends declared by Accenture plc in one or more series and to fix the rights, preferences, privileges and restrictions attaching to those shares, including dividend rights, conversion rights, voting rights, redemption terms and prices, liquidation preferences and the numbers of shares constituting any series and the designation of any series, without further vote or action by the shareholders. The holders of such preferred shares may, depending on their terms, be entitled to claim arrears of a declared dividend out of subsequently declared dividends in priority to ordinary shareholders.

Any series of preferred shares could, as determined by Accenture plc’s board of directors at the time of issuance, rank senior to the Accenture plc ordinary shares with respect to dividends, voting rights, redemption and/or liquidation rights. These preferred shares are of the type commonly known as “blank-check” preferred stock.

Holders of Accenture plc Class X ordinary shares are not entitled to receive dividends and are not entitled to any payment out of the surplus assets of Accenture plc upon a winding-up of Accenture plc. On or following the Effective Date of the Merger, Accenture plc will redeem, without any action on the part of the former Accenture Holdings Shareholders, the outstanding Class X ordinary shares of Accenture plc held by the then former Accenture Holdings Shareholders (the nominal value of each Class X ordinary share is $0.0000225 per share) in accordance with Accenture plc’s articles of association.

For information about the Irish tax considerations relating to dividend payments, see “Material Tax Considerations Relating to the Merger—Material Irish Tax Considerations—Withholding Tax on Dividends (DWT).”

Share Repurchases, Redemptions and Conversions

Overview

Article 5(b)(iv) of Accenture plc’s articles of association provides that any Class A ordinary share which Accenture plc has acquired or agreed to acquire shall be deemed to be a redeemable share. Accordingly, for Irish law purposes, the repurchase of Class A ordinary shares by Accenture plc will technically be effected as a redemption of those shares as described below under “—Repurchases and Redemptions by Accenture plc.” If the articles of association of Accenture plc did not contain Article 5(b)(iv), repurchases by Accenture plc would be subject to many of the same rules that apply to purchases of Accenture plc shares by subsidiaries described below under “—Purchases by Subsidiaries of Accenture plc,” including the shareholder approval requirements described below and the requirement that any on-market purchases be effected on a “recognized stock exchange.” Article 5(c)(iv) of Accenture plc’s articles of association provides that Accenture plc may, at its option, redeem at any time any of its Class X ordinary shares subject to the requirements of the Irish Companies Act. Except where otherwise noted, when we refer elsewhere in this “Description of Share Capital of Accenture plc” to repurchasing or buying back Accenture plc Class A or Class X ordinary shares, we are referring to the redemption of Class A ordinary shares by Accenture plc pursuant to Article 5(b)(iv) of the articles of association, the redemption of Class X ordinary shares by Accenture plc pursuant to Article 5(c)(iv) of the articles of association or the purchase of Accenture plc ordinary shares by a subsidiary of Accenture plc, in each case in accordance with the Accenture plc articles of association and Irish law as described below.

Repurchases and Redemptions by Accenture plc

Under Irish law, a company can issue redeemable shares and redeem them out of profits available for distribution (which is described above under “—Dividends”) or the proceeds of a new issue of shares for that purpose. Irish law also provides that Accenture plc cannot redeem any of its shares if as a result of such redemption, the nominal value of its issued share capital which is not redeemable would be less than 10% of the nominal value of its total issued share capital. Redeemable shares may, upon redemption, be cancelled or held in treasury. Shareholder approval is not required to redeem Accenture plc shares.

The board of directors of Accenture plc is also entitled to issue preferred shares, which may be redeemed at the option of either Accenture plc or the shareholder, depending on the terms of such preferred shares.

Repurchased and redeemed Class A ordinary shares may be cancelled or held as treasury shares. The nominal value of treasury shares held by Accenture plc at any time must not exceed 10% of the nominal value of the issued share capital of Accenture plc. While Accenture plc holds shares as treasury shares, it cannot exercise any voting rights in respect of those shares. Treasury shares may be cancelled by Accenture plc or re-issued subject to certain conditions.

Purchases by Subsidiaries of Accenture plc

Under Irish law, it may be permissible for an Irish or non-Irish subsidiary to purchase Accenture plc shares either on-market or off-market. A general authority of the shareholders of Accenture plc is required to allow a subsidiary of Accenture plc to make on-market purchases of Accenture plc shares; however, as long as this general authority has been granted, no specific shareholder authority for a particular on-market purchase by a subsidiary of Accenture plc shares is required. Accenture plc’s authority was renewed by shareholders at the annual general meeting in 2016 for a period of 18 months, which authority expired on August 3, 2017. Accenture plc did not seek to renew this authority at its annual general meeting in 2017 and does not currently intend to renew this authority at any subsequent shareholder meetings. In order for a subsidiary of Accenture plc to make an on-market purchase of Accenture plc’s shares, such shares must be purchased on a “recognized stock exchange.” The NYSE, on which the Accenture plc Class A ordinary shares are listed, is a recognized stock exchange.

For an off-market purchase by a subsidiary of Accenture plc, the proposed purchase contract must be authorized by special resolution of the shareholders of Accenture plc before the contract is entered into. The person whose shares are to be bought back cannot vote in favor of the special resolution, and, from the date of the notice of the general meeting at which the special resolution will be proposed to shareholders, the purchase contract must be made available for inspection by shareholders at the registered office of Accenture plc.

The number of shares held by the subsidiaries of Accenture plc at any time will count as treasury shares for the purposes of the permitted treasury share threshold of 10% of the nominal value of the issued share capital of Accenture plc. While a subsidiary holds Accenture plc shares, it cannot exercise any voting rights in respect of those shares. The acquisition of the Accenture plc shares by a subsidiary must be funded out of profits of the subsidiary that are available for distribution.

Existing Share Repurchase Program

Because repurchases of Accenture plc Class A ordinary shares by Accenture plc will technically be effected as a redemption of those shares pursuant to Article 5(b)(iv) of the articles of association, separate shareholder approval for such repurchases will not be required.

Conversion

Class A ordinary shares of Accenture plc are not convertible.

Liens on Shares, Calls on Shares and Forfeiture of Shares

Accenture plc’s articles of association provide that Accenture plc will have a first and paramount lien on every share for all moneys payable, whether presently due or not, in respect of all of Accenture plc’s issued shares. Subject to the terms of the share allotment, directors may call for any unpaid amounts in respect of any shares to be paid, and if payment is not made, the shares may be forfeited. These provisions are standard inclusions in the articles of association of an Irish public limited company such as Accenture plc and will only be applicable to shares of Accenture plc that have not been fully paid up. All Accenture plc Class A ordinary shares issued upon exchange in the Merger of an equivalent number of Accenture Holdings ordinary shares will be fully paid up.

Accenture plc’s articles of association further provide that Accenture plc will have a lien on payments to be made in respect of a share where Accenture plc has a withholding tax or stamp duty obligation in respect of such share.

Bonus Shares

Under Accenture plc’s articles of association, the Accenture plc board of directors may resolve to capitalize any amount credited to any reserve, undenominated capital or profits of Accenture plc available for distribution for issuance and distribution to shareholders as fully paid bonus shares on the same basis of entitlement as would apply in respect of a dividend distribution.

Consolidation and Division; Subdivision

Under its articles of association, Accenture plc may by ordinary resolution of its Class A and Class X ordinary shareholders, voting as a single class, consolidate and divide all or any of its share capital into shares of larger nominal value than its existing shares or subdivide its shares into smaller amounts than is fixed by its articles of association.

Reduction of Share Capital

Accenture plc may, by ordinary resolution of its Class A and Class X ordinary shareholders, voting as a single class, reduce its authorized share capital. Accenture plc also may, by special resolution and subject to confirmation by the Irish High Court, reduce or cancel its issued share capital.

Meetings of Shareholders

Accenture plc is required to hold an annual general meeting in each calendar year within 15 months of its previous annual general meeting and no more than nine months after Accenture plc’s fiscal year-end. An annual general meeting may be held outside Ireland if Accenture plc makes all necessary arrangements to ensure that shareholders can participate in any such meeting by technological means without leaving Ireland. At any annual general meeting, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Accenture plc board of directors or (b) by any shareholder entitled to vote at such meeting who complies with the procedures set forth in the articles of association.

Extraordinary general meetings of Accenture plc may be convened by (a) the Accenture plc board of directors, (b) on requisition of the shareholders holding not less than 10% of the paid up share capital of Accenture plc carrying voting rights, (c) on requisition of Accenture plc’s auditors or (d) in certain limited circumstances, by the High Court of Ireland. Extraordinary general meetings are generally held for the purposes of approving shareholder resolutions of Accenture plc as may be required from time to time. At any extraordinary general meeting, only such business shall be conducted as is set forth in the notice thereof.

Notice of a general meeting must be given to all shareholders of Accenture plc and to the auditors of Accenture plc. The minimum notice periods under Irish law are 21 days’ notice in writing for an annual general meeting or an extraordinary general meeting to approve a special resolution and 14 days’ notice in writing for any other extraordinary general meeting. Accenture plc’s articles of association provide a minimum notice period of 30 days for an annual general meeting or an extraordinary general meeting to approve a special resolution. Accenture plc’s articles of association provide for a minimum notice period of 14 days’ notice for all other extraordinary general meetings reflecting the requirements of Irish law.

In the case of an extraordinary general meeting convened by shareholders of Accenture plc, the proposed purpose of the meeting must be set out in the requisition notice. The requisition notice can contain any resolution. Upon receipt of this requisition notice, the Accenture plc board of directors has 21 calendar days to convene a meeting of Accenture plc’s shareholders to vote on the matters set out in the requisition notice. This meeting must be held within two months of the receipt of the requisition notice. If the Accenture plc board of directors does not convene the meeting within such 21-day period, the requisitioning shareholders, or any of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of the receipt of the requisition notice.

The only matters which must, as a matter of Irish law, be transacted at an annual general meeting are the consideration of the statutory financial statements and reports of the directors and auditors; the review by the shareholders of the company’s affairs; the appointment of auditors; and the fixing of the auditor’s remuneration (or delegation of same). If no resolution is made in respect of the reappointment of an auditor at an annual general meeting, the previous auditor will be deemed to have continued in office.

If the directors become aware that the net assets of Accenture plc are half or less of the amount of Accenture plc’s share capital, the directors of Accenture plc must convene an extraordinary general meeting of Accenture plc’s shareholders not later than 28 days from the date that they learn of this fact. This meeting must be convened for the purposes of considering whether any, and if so what, measures should be taken to address the situation.

Directors

Directors are elected by the affirmative vote of a majority of the votes cast by shareholders in uncontested elections and by the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors in contested elections (a meeting where the number of director nominees exceeds the number of directors to be elected) (see “—Voting” below). In uncontested elections, any nominee for director who receives a majority of the votes cast is elected to the Accenture plc board of directors. In contested elections, the nominees receiving the most votes for the available seats are elected to the Accenture plc board of directors.

Holders of Class A and Class X ordinary shares are entitled to one vote per each such share at all meetings at which directors are elected. Shareholders do not have cumulative voting rights. Accordingly, the holders of a majority of the voting rights attaching to the Accenture plc Class A and Class X ordinary shares will, as a practical matter, be entitled to control the election of all directors.

The Irish Companies Act provides for a minimum of two directors. Accenture plc’s articles of association provide for a minimum of eight directors and a maximum of 15. The Accenture plc board of directors has sole authority to determine its size. If at any time the number of directors falls below the minimum provided for in Accenture plc’s articles of association, the remaining directors may act only for the purposes of appointing additional directors to satisfy the requirements of the articles of association with respect to the minimum number of directors. All directors of Accenture plc are elected annually.

Under the Irish Companies Act and notwithstanding anything contained in Accenture plc’s articles of association or in any agreement between Accenture plc and a director, the shareholders of Accenture plc may, by an ordinary resolution, remove a director from office before the expiration of his or her term, at a meeting held on no less than 28 calendar days’ notice and at which the director is entitled to be heard. The power of removal is without prejudice to any claim for damages for breach of contract (e.g., employment contract) that the director may have against Accenture plc in respect of his or her removal.

In addition, Accenture plc’s articles of association provide that the shareholders may, by an ordinary resolution, remove a director from office before the expiration of his or her term. Additionally, Accenture plc’s articles of association provide that a director may be removed with or without cause at the request of not less than 75% of the other directors.

Director Nominations by Shareholders

Accenture plc’s articles of association contain advance notice requirements for shareholders to make director nominations at annual general meetings. Under Accenture plc’s articles of association, a shareholder must deliver to Accenture plc’s secretary a notice executed by a shareholder (not being the person to be proposed) not less than 120 nor more than 150 days before the first anniversary of the date of Accenture plc’s definitive proxy statement released to shareholders in connection with the prior year’s annual general meeting.

The notice must contain (a) the name, age, business address and residence address of the person proposed to be nominated for election as a director, (b) the principal occupation or employment of such person, (c) the class, series and number of Accenture plc’s shares which are beneficially owned by such person, (d) information which would, if he or she were so appointed, be required to be included in Accenture plc’s register of directors and secretary, (e) all other information relating to such person that is required to be disclosed in solicitations for proxies for the election of directors pursuant to the SEC’s proxy rules, together with notice executed by such person of his or her willingness to serve as a director if so elected, (f) such person’s written consent to serve as a director if elected, (g) a written representation and agreement that such person is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person as to how such person, if elected as a director, will act or vote on any issue or question, (h) such other information that Accenture plc may reasonably require, including but not limited to a written representation and agreement to comply with Accenture plc’s codes, policies and guidelines or any rules, regulations and listing standards, in each case as applicable to directors and (i) information or agreements necessary to determine such person’s eligibility to serve as a director and determine such person’s independence under the SEC’s regulations and the NYSE’s regulations.

In addition, the notice must contain information regarding the shareholder proposing the nominee and any beneficial owners on whose behalf the shareholder is acting (including the proposed nominee (collectively, the “proposing parties”)), including (a) the proposing parties’ names and addresses, (b) the class, series and number of Accenture plc’s shares which are owned, beneficially and of record, by the proposing parties and any derivative instruments, profit sharing interests, short interests or dividend rights that are separated or separable from the underlying shares held in respect of Accenture plc’s shares by the proposing parties, (c) any proxy, contract, arrangement, understanding, or relationship pursuant to which any proposing party is a party and has a right to vote any shares of any security of Accenture plc, (d) any fee arrangements with respect to the election of their nominee or value of Accenture plc’s shares or derivative instruments, (e) any personal or other direct or indirect material interest of any proposing person in the nomination to be submitted, (f) any proportionate interest in shares of Accenture plc or derivative instruments held by a general or limited partnership in which any proposing party is a general partner or beneficially owns an interest in a general partner, (g) any other information required to be disclosed in any proxy statement or other filings to be made in connection with the election of the nominee, (h) all other information relating to each proposing person and the nomination which may be required to be disclosed under the Irish Companies Act or applicable listing standards of the NYSE and (i) representations that the proposing party is a shareholder of record at the time the notice is given and information on such party’s ability to solicit proxies from shareholders in support of the proposing party’s nomination.

Accenture plc’s articles of association contain “proxy access” provisions which give an eligible shareholder (or group of up to 20 such shareholders) that has owned 3% or more of the voting power entitled to vote generally in the election of directors continuously for at least three years, the right to nominate up to the greater of two nominees and 20% of the number directors to be elected at the applicable annual general meeting and to have those nominees included in Accenture plc’s proxy materials, subject to the other terms and conditions of Accenture plc’s articles of association.

Voting

All votes at a general meeting of Accenture plc shareholders are decided by way of poll. Every shareholder shall, on a poll, have one vote for each Class A or Class X ordinary share that he or she holds as of the record date for the meeting (and, except as otherwise provided by the Irish Companies Act or Accenture plc’s articles of association, the holders of Class A and Class X ordinary shares shall vote as a single class). For so long as the ordinary shares with a nominal value of €1 per share are held by Accenture plc as treasury shares (which is currently the case), they will not, as a matter of Irish law, carry any voting rights. Voting rights on a poll may be exercised by shareholders registered in Accenture plc’s share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder. All proxies must be appointed in the manner prescribed by Accenture plc’s articles of association. The articles of association of Accenture plc permit the appointment of proxies by the shareholders to be notified to Accenture plc electronically.

Except where a greater majority is required by Irish law or Accenture plc’s memorandum and articles of association or where a plurality is required in the case of a contested election of directors, any question proposed for consideration at any general meeting of Accenture plc or of any class of shareholders shall be decided by a simple majority of the votes cast by shareholders entitled to vote at such meeting. In contested elections, the nominees receiving the most votes for the available seats are elected to the Accenture plc board of directors.

In accordance with the articles of association of Accenture plc, the directors of Accenture plc may from time to time cause Accenture plc to issue preferred shares. These preferred shares may have such voting rights as may be specified in the terms of such preferred shares (e.g., they may carry more votes per share than ordinary shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the preferred shares).

Treasury shares and shares of Accenture plc held by subsidiaries of Accenture plc are not entitled to vote at general meetings of shareholders.

Irish law requires “special resolutions” of the shareholders at a general meeting to approve certain matters. A special resolution requires not less than 75% of the votes cast of Accenture plc’s shareholders at a general meeting. This may be contrasted with “ordinary resolutions,” which require a simple majority of the votes of Accenture plc’s shareholders cast at a general meeting. Examples of matters requiring special resolutions include:

•	Amending the objects of Accenture plc;

•	Amending the articles of association of Accenture plc;

•	Approving the change of name of Accenture plc;

•	Authorizing the entering into of a guarantee or provision of security in connection with a loan, quasi-loan or credit transaction to a director or connected person;

•	Opting out of pre-emption rights on the issuance of shares;

•	Re-registration of Accenture plc from a public limited company as a private company;

•	Purchase of own shares off-market;

•	Reduction of share capital;

•	Resolving that Accenture plc be wound-up by the Irish courts;

•	Resolving in favor of a shareholders’ voluntary winding-up;

•	Re-designation of shares into different share classes;

•	Setting the re-issue price of treasury shares; and

•	Mergers with companies incorporated in the European Union.

As set forth above, mergers with companies incorporated in the European Union, including a merger with an Irish incorporated company under the Irish Companies Act or an EU-incorporated company under Council Directive No. 2005/56/EC of the European Parliament and of the Council of 26 October 2005, must be approved by a special resolution.

In addition, under the Irish Companies Act, schemes of arrangement with one or more classes of shareholders requires a court order from the Irish High Court and the approval of: (a) not less than 75% by value of the voting shareholders of each class of shares participating in the scheme of arrangement; and (b) more than 50% in number of the voting shareholders of each class of shares participating in the scheme of arrangement, at a meeting called to approve the scheme.

Neither Irish law nor any constitutional document of Accenture plc places limitations on the right of non-residents of Ireland or owners who are not citizens of Ireland to vote Class A ordinary shares or Class X ordinary shares of Accenture plc.

Shareholder Action by Written Consent

Subject to certain exceptions, the Irish Companies Act provides that shareholders may approve a resolution without a meeting if (1) all shareholders sign the written resolution and (2) the company’s articles of association permit written resolutions of shareholders. Accenture plc’s articles of association provide shareholders with the right to take action by written consent.

Variation of Rights Attaching to a Class or Series of Shares

Variation of all or any special rights attached to any class of Accenture plc shares is addressed in the articles of association of Accenture plc as well as the Irish Companies Act. Any variation by Accenture plc of class rights attaching to the issued Accenture plc shares must also be approved by a special resolution of the shareholders of the class affected or by the written consent of the holders of not less than 75% of the shareholders of the class affected.

Amendment of Governing Documents

Irish companies may only alter their memorandum and articles of association by the passing of a special resolution of shareholders. In addition, paragraph 6 of the memorandum of association of Accenture plc provides that any amendment to that paragraph and to the provisions of Accenture plc’s articles of association relating to mergers; any sale, lease or exchange by Accenture plc of all or substantially all of its property or assets; and the appointment and removal of directors, which are not approved by a majority of Accenture plc’s board of directors, must be approved by shareholders holding not less than 80% of Accenture plc’s issued and outstanding voting shares.

Quorum for General Meetings

The presence of three shareholders, in person or by proxy (whether or not such shareholders actually exercise their voting rights in whole, in part or at all at the meeting) and having the right to attend and vote at the meeting, and of the holders of more than 50% of the outstanding Accenture plc shares carrying voting rights constitutes a quorum for the conduct of business (provided that, if Accenture plc has only one shareholder, one shareholder present in person or by proxy will constitute a quorum). No business may take place at a general meeting of Accenture plc if a quorum is not present in person or by proxy. The Accenture plc board of directors has no authority to waive quorum requirements stipulated in the articles of association of Accenture plc. Abstentions and broker “non-votes” will be counted as present for purposes of determining whether there is a quorum in respect of the proposals. A broker “non-vote” occurs when a nominee (such as a broker) holding shares for a beneficial owner abstains from voting on a particular proposal because the nominee does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner on how to vote those shares.

Inspection of Books and Records

Under Irish law, shareholders have the right to: (a) receive a copy of the memorandum and articles of association of Accenture plc; (b) inspect and obtain copies of the minutes of general meetings and resolutions of

Accenture plc; (c) inspect and receive a copy of the register of shareholders, register of directors and secretaries, register of directors’ interests and other statutory registers maintained by Accenture plc; (d) receive copies of statutory financial statements and the directors’ and auditors’ reports that have previously been sent to shareholders prior to an annual general meeting; and (e) receive balance sheets of a subsidiary company of Accenture plc that have previously been sent to shareholders prior to an annual general meeting for the preceding ten years. The auditors of Accenture plc will also have the right to inspect all accounting records of Accenture plc. The auditors’ report must be circulated to the shareholders with Accenture plc’s financial statements prepared in accordance with Irish law at least 21 clear days before the annual general meeting and laid before the shareholders at Accenture plc’s annual general meeting.

Accenture plc’s board of directors has adopted a resolution providing that its shareholders have the right to inspect, at a principal place of business in the United States, copies of certain of Accenture plc’s books and records, including shareholder names, addresses, and shareholdings in accordance with the terms set forth in the Model Business Corporation Act, as that act may be amended from time to time. If the Model Business Corporation Act does not provide access to the shareholder names, addresses and shareholdings, these books and records will be made available for inspection by Accenture plc’s shareholders for purposes properly related to their status as shareholders.

Acquisitions

There are a number of mechanisms for the acquisition of an Irish public limited company, including:

(a)	through a court-approved scheme of arrangement under the Irish Companies Act. A scheme of arrangement with one or more classes of shareholders requires a court order from the Irish High Court and the approval of: (i) not less than 75% by value of the voting shareholders of each class of shares participating in the scheme of arrangement; and (ii) more than 50% in number of the voting shareholders of each class of shares participating in the scheme of arrangement, at a meeting called to approve the scheme;

(b)	through a tender offer by a third party for all of the Accenture plc shares. Where the holders of 80% or more of a class of Accenture plc’s shares have accepted an offer for their shares in Accenture plc, the remaining shareholders in that class may be statutorily required to also transfer their shares. If the bidder does not exercise its “squeeze out” right, then the non-accepting shareholders in that class also have a statutory right to require the bidder to acquire their shares on the same terms. If Accenture plc shares were listed on the Irish Stock Exchange or another regulated stock exchange in the EU, this threshold would be increased to 90%; and

(c)	through a merger with an Irish incorporated company under the Irish Companies Act or an EU-incorporated company under Council Directive No. 2005/56/EC of the European Parliament and of the Council of 26 October 2005. Such mergers must be approved by a special resolution.

Under Irish law, there is no requirement for a company’s shareholders to approve a sale, lease or exchange of all or substantially all of a company’s property and assets. However, article 81 of Accenture plc’s articles of association provide that the approval of (a) the Accenture plc board of directors by a resolution passed with the approval of a majority of those directors then in office and eligible to vote on that resolution and (b) a shareholder resolution passed by a majority of votes cast on the relevant record date is required to approve a sale, lease or exchange of all or substantially all of its property or assets.

Accenture plc is seeking the approval of its shareholders at its 2018 annual general meeting of an amendment to its articles of association to provide that shareholder approval will not be required (absent a requirement under Irish or other applicable law) in the case of internal Accenture group transactions, such as (i) amalgamations or mergers involving Accenture plc and a subsidiary or affiliate of Accenture plc; or (ii) sales, leases or exchanges by Accenture plc of all or substantially all of its property or assets to a subsidiary or affiliate of Accenture plc.

Appraisal Rights

Generally, under Irish law, shareholders of an Irish company do not have dissenters’ or appraisal rights. Under the European Communities (Cross-Border Mergers) Regulations 2008, as amended, of Ireland, governing the merger of an Irish company limited by shares such as Accenture plc and a company incorporated in the European Economic Area, which includes all member states of the European Union, Norway, Iceland and Liechtenstein, and where the other company is the surviving entity, a shareholder (a) of the non-surviving company who voted against the special resolution approving the transaction or (b) of a company in which 90% of the shares are held by the other party to the transaction, has the right to submit a request that the company acquire their shares for cash at a price determined in accordance with the share exchange ratio set out in the acquisition agreement.

Under the Irish Companies Act, which governs the merger of Irish companies, (1) any shareholder of any of the merging companies (other than the successor company) who voted against the special resolution approving the merger, or (2) where the successor company held 90% or more of the voting shares in the transferor company but not all, any shareholder of the transferor company (other than the successor company), regardless of how they voted, may, not later than 15 calendar days after the shareholder meeting of the relevant merging company at which the merger was approved, request in writing that the successor company acquire his, her or its shares for cash.

Accenture plc shareholders do not have appraisal rights in connection with the Merger because as at the Effective Date of the Merger, Accenture plc will hold more than 90% of the Accenture Holdings voting shares. See “Questions and Answers about the Annual General Meeting—Do I have appraisal rights with respect to the Accenture Holdings ordinary shares I own?”.

Disclosure of Interests in Shares

Under the Irish Companies Act, there is a notification requirement for shareholders who acquire or cease to be interested in 3% of any class of voting shares of an Irish public limited company. A shareholder of Accenture plc must therefore make such a notification to Accenture plc if as a result of a transaction the shareholder will be interested in 3% or more of the Accenture plc Class A ordinary shares or 3% or more of the Accenture plc Class X ordinary shares; or if as a result of a transaction, a shareholder who was interested in 3% or more of the relevant class of Accenture plc shares ceases to be so interested. Where a shareholder is interested in 3% or more of the Accenture plc Class A ordinary shares or 3% or more of the Accenture plc Class X ordinary shares, any alteration of his, her or its interest that brings his, her or its total holding through the nearest whole percentage number, whether an increase or a reduction, must be notified to Accenture plc.

The relevant percentage figure is calculated by reference to the aggregate nominal value of the Accenture plc shares in which the shareholder is interested as a proportion of the entire nominal value of the relevant class of share capital. Where the percentage level of the shareholder’s interest does not amount to a whole percentage, this figure may be rounded down to the next whole number. All such disclosures should be notified to Accenture plc within five business days of the transaction or alteration of the shareholder’s interests that gave rise to the requirement to notify. Where a person fails to comply with the notification requirements described above, no right or interest of any kind whatsoever in respect of any shares in Accenture plc concerned, held by such person, shall be enforceable by such person, whether directly or indirectly, by action or legal proceeding. However, such person may apply to the court to have the rights attaching to the shares concerned reinstated.

The Irish Companies Act requires that any reference to an “interest” in shares in a company be read as including a reference to any interest of any kind whatsoever in shares, and accordingly there shall be disregarded any restraints or restrictions to which the exercise of any right attached to the interests is or may be subject.

The relevant percentage figure is calculated by reference to the aggregate par value of the shares in which the shareholder is interested as a proportion of the entire par value of ordinary share capital of Accenture

Holdings. Where the percentage level of the shareholder’s interest does not amount to a whole percentage, this figure may be rounded down to the next whole number. All such disclosures should be notified to the company within five calendar days of the alteration of the shareholder’s interests that give rise to the requirement to notify.

In addition to the above disclosure requirement, Accenture plc, under the Irish Companies Act, may by notice in writing require a person whom Accenture plc knows or has reasonable cause to believe to be, or at any time during the three years immediately preceding the date on which such notice is issued to have been, interested in shares comprised in Accenture plc’s relevant share capital to: (a) indicate whether or not it is the case; and (b) where such person holds or has during that time held an interest in the Accenture plc shares, to give such further information as may be required by Accenture plc, including particulars of such person’s own past or present interests in Accenture plc shares. Any information given in response to the notice is required to be given in writing within such reasonable time as may be specified in the notice.

Where such a notice is served by Accenture plc on a person who is or was interested in Accenture plc shares and that person fails to give Accenture plc any information required within the reasonable time specified, Accenture plc may apply to court for an order directing that the affected shares be subject to certain restrictions. Under the Irish Companies Act, the restrictions that may be placed on the shares by the court are as follows:

(a)	any transfer of those shares, or in the case of unissued shares, any transfer of the right to be issued with shares and any issue of shares, shall be void;

(b)	no voting rights shall be exercisable in respect of those shares;

(c)	no further shares shall be issued in right of those shares or in pursuance of any offer made to the holder of those shares; and

(d)	no payment shall be made of any sums due from Accenture plc on those shares, whether in respect of capital or otherwise.

Where shares in Accenture plc are subject to these restrictions, the Irish High Court may order the shares to be sold and may also direct that the shares shall cease to be subject to these restrictions.

Anti-Takeover Provisions

Accenture plc’s articles of association provide that any merger of Accenture plc and another company requires the approval of (a) the Accenture plc board of directors by a resolution passed with the approval of a majority of those directors then in office and eligible to vote on that resolution and (b) an ordinary resolution of shareholders in addition to any other resolution or sanction required by applicable law, such as the European Communities (Cross-Border Mergers) Regulations 2008, as amended, of Ireland, described above.

Accenture plc is seeking the approval of its shareholders at its 2018 annual general meeting of an amendment to its articles of association to provide that shareholder approval will not be required (absent a requirement under Irish or other applicable law) in the case of internal Accenture group transactions, such as (i) amalgamations or mergers involving Accenture plc and a subsidiary or affiliate of Accenture plc; or (ii) sales, leases or exchanges by Accenture plc of all or substantially all of its property or assets to a subsidiary or affiliate of Accenture plc.

Irish Takeover Rules and Substantial Acquisition Rules

A transaction by virtue of which a third party is seeking to acquire 30% or more of the voting rights of Accenture plc will be governed by the Irish Takeover Panel Act 1997 and the Irish Takeover Rules 2013 made thereunder and will be regulated by the Irish Takeover Panel. The “General Principles” of the Irish Takeover Rules 2013 and certain important aspects of the Irish Takeover Rules 2013 are described below.

General Principles

The Irish Takeover Rules 2013 are built on the following General Principles which will apply to any transaction regulated by the Irish Takeover Panel:

•	in the event of an offer, all classes of shareholders of the target company should be afforded equivalent treatment and, if a person acquires control of a company, the other holders of securities must be protected;

•	the holders of securities in the target company must have sufficient time and information to allow them to make an informed decision regarding the offer;

•	the board of a company must act in the interests of the company as a whole. If the board of the target company advises the holders of securities in regards to the offer it must advise on the effects of the implementation of the offer on employment, employment conditions and the locations of the target company’s place of business;

•	false markets in the securities of the target company or any other company concerned by the offer must not be created;

•	a bidder can only announce an offer after ensuring that he or she can fulfill in full the consideration offered;

•	a target company may not be hindered longer than is reasonable by an offer for its securities. This is a recognition that an offer will disrupt the day-to-day running of a target company particularly if the offer is hostile and the board of the target company must divert its attention to resist the offer; and

•	a “substantial acquisition” of securities (whether such acquisition is to be effected by one transaction or a series of transactions) will only be allowed to take place at an acceptable speed and shall be subject to adequate and timely disclosure.

Mandatory Offer

If an acquisition of shares were to increase the aggregate holding of an acquirer and its concert parties to shares carrying 30% or more of the voting rights in Accenture plc, the acquirer and, depending on the circumstances, its concert parties would be mandatorily required (except with the consent of the Irish Takeover Panel) to make a cash offer for the remaining outstanding shares at a price not less than the highest price paid for the shares by the acquirer or its concert parties during the previous 12 months. This requirement would also be triggered by an acquisition of shares by a person holding (together with its concert parties) shares carrying between 30% and 50% of the voting rights in Accenture plc if the effect of such acquisition were to increase the percentage of the voting rights held by that person (together with its concert parties) by 0.05% within a 12 month period. A single holder (that is, a holder excluding any parties acting in concert with the holder) holding more than 50% of the voting rights of a company is not subject to this rule.

Voluntary Offer; Requirements to Make a Cash Offer and Minimum Price Requirements

A voluntary offer is an offer that is not a mandatory offer. If a bidder or any of its concert parties acquires Accenture plc shares of the same class as the shares that are the subject of the voluntary offer within the period of three months prior to the commencement of the offer period, the offer price must be not less than the highest price paid for Accenture plc shares of that class by the bidder or its concert parties during that period. The Irish Takeover Panel has the power to extend the “look back” period to 12 months if the Irish Takeover Panel, having regard to the General Principles (as described above), believes it is appropriate to do so.

If the bidder or any of its concert parties has acquired Accenture plc shares of the same class as the shares that are the subject of the voluntary offer (a) during the period of 12 months prior to the commencement of the offer period which represent more than 10% of the total shares the subject of the voluntary offer or (b) at any time after the commencement of the offer period, the offer shall be in cash (or accompanied by a full cash alternative) and the price per share shall be not less than the highest price paid by the bidder or its concert parties for shares (of the class of shares the subject of the voluntary offer) during, in the case of (a), the period of 12 months prior to the commencement of the offer period and, in the case of (b), the offer period. The Irish Takeover Panel may apply this rule to a bidder who, together with its concert parties, has acquired less than 10% of the total shares of the class of shares the subject of the offer in the 12 month period prior to the commencement of the offer period if the Panel, having regard to the General Principles, considers it just and proper to do so.

An offer period will generally commence from the date of the first announcement of the offer or proposed offer.

Substantial Acquisition Rules

The Irish Takeover Rules 2013 also contain rules governing substantial acquisitions of shares that restrict the speed at which a shareholder may increase his, her or its holding of shares and rights over shares to an aggregate of between 15% and 30% of the voting rights of Accenture plc. Except in certain circumstances, an acquisition or series of acquisitions of shares or rights over shares representing 10% or more of the voting rights of Accenture plc is prohibited if such acquisition(s), when aggregated with shares or rights already held, would result in the acquirer holding 15% or more but less than 30% of the voting rights of Accenture plc and such acquisitions are made within a period of seven days. These rules also require accelerated disclosure of acquisitions of shares or rights over shares relating to such holdings.

Frustrating Action

Under the Irish Takeover Rules, the board of directors of Accenture plc is not permitted to take any action that might frustrate an offer for the Accenture plc shares once the Accenture plc board of directors has received an approach that may lead to an offer or has reason to believe an offer is imminent, except as noted below. Potentially frustrating actions such as (a) the issue of shares, options or convertible securities, (b) material disposals, (c) entering into contracts other than in the ordinary course of business or (d) any action, other than seeking alternative offers, that may result in frustration of an offer, are prohibited during the course of an offer or at any time during which the Accenture plc board of directors has reason to believe an offer is imminent. Exceptions to this prohibition are available where:

(a)	the action is approved by Accenture plc’s shareholders at a general meeting; or

(b)	with the consent of the Irish Takeover Panel where:

(i)	the Irish Takeover Panel is satisfied the action would not constitute a frustrating action;

(ii)	the holders of more than 50% of the voting rights state in writing that they approve the proposed action and would vote in favor of it at a general meeting;

(iii)	in accordance with a contract entered into prior to the announcement of the offer; or

(iv)	the decision to take such action was made before the announcement of the offer and either has been at least partially implemented or is in the ordinary course of business.

Corporate Governance

The articles of association of Accenture plc allocate authority over the management of Accenture plc to the Accenture plc board of directors. The Accenture plc board of directors may then delegate management of Accenture plc to committees of the Accenture plc board of directors, executives or to a management team, but regardless, the directors will remain responsible, as a matter of Irish law, for the proper management of the business and affairs of Accenture plc. Accenture plc’s board of directors includes an Audit Committee, a

Compensation Committee, a Finance Committee and a Nominating & Governance Committee. Accenture plc’s board of directors has also adopted Corporate Governance Guidelines. The Accenture plc board of directors may create new committees or change the responsibilities of existing committees from time to time, subject to applicable law.

The directors of Accenture plc have certain statutory and fiduciary duties owed to the company. The principal directors’ duties include the fiduciary duties of good faith acting honestly and responsibly and exercising due care and skill.

The articles of association of Accenture plc provide that a director, in taking action, including an action that may involve or relate to a change in control or potential change of control of Accenture plc, may, but is not required to, consider, among other things, the effects that the action may have on other interests or persons, including Accenture Leadership (which is comprised of managing directors and senior managing directors, along with members of the Accenture plc global management committee (Accenture plc’s primary management and leadership team, which consists of approximately 20 of its most senior leaders)), retired Accenture Leadership and employees and the communities in which Accenture does business, as long as the director acts honestly and in good faith with a view to Accenture plc’s best interests.

Accenture plc’s board of directors has adopted resolutions providing, among other things, that:

(a)	Accenture’s directors and officers will occupy a fiduciary relationship with Accenture plc and its shareholders and these directors and officers, in performing their duties, will act in good faith in a manner that a director or officer believes to be in Accenture plc’s best interest and in the best interest of Accenture plc’s shareholders, as that standard of care is interpreted by the courts;

(b)	Accenture’s shareholders may bring derivative proceedings on behalf of Accenture plc, if those derivative proceedings are brought on a basis and under the terms set forth in the Model Business Corporation Act as it is interpreted by, or required by, the courts; and

(c)	Accenture plc will consent to the jurisdiction, for any otherwise available cause of action by or on behalf of its shareholders, of all Delaware state courts and U.S. federal courts in Delaware.

Notwithstanding the passing of these resolutions, all substantive and procedural requirements of Irish law would have to be satisfied for any derivative proceedings or other legal actions to be brought in Ireland by a shareholder against Accenture plc or any of its directors or officers. In addition, there can be no assurance that Irish courts or courts in other jurisdictions would enforce court judgments obtained in the United States against Accenture plc or its directors in Ireland or in other countries where Accenture plc has assets.

Shareholder Suits

In Ireland, the decision to institute proceedings is generally taken by a company’s board of directors who will usually be empowered to manage the company’s business. In certain limited circumstances, a shareholder may be entitled to bring a derivative action on behalf of Accenture plc. In deciding whether a minority shareholder may be permitted to bring a derivative action, an Irish court will consider whether, unless the action is brought, a wrong committed against Accenture plc would otherwise go un-redressed.

The shareholders of Accenture plc may also bring proceedings against Accenture plc where the affairs of Accenture plc are being conducted, or the powers of the directors are being exercised, in a manner oppressive to the shareholders or in disregard of their interests. Oppression connotes conduct which is burdensome, harsh or wrong. The conduct must relate to the internal management of Accenture plc. This is an Irish statutory remedy and the court can grant any order it sees fit, usually providing for the purchase or transfer of the shares of any shareholder.

Legal Name; Formation; Fiscal Year; Registered Office

The legal and commercial name of Accenture plc is Accenture public limited company. Accenture plc was incorporated in Ireland as a public limited company on June 10, 2009 with company registration number 471706. Accenture plc’s fiscal year ends on August 31, and Accenture plc’s registered address is 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland.

Duration; Dissolution; Rights upon Liquidation

Accenture plc’s duration is unlimited. Accenture plc may be dissolved at any time by way of either a voluntary winding up or a creditors’ voluntary winding up. In the case of a voluntary winding up, approval is required by (a) the Accenture plc board of directors by a resolution passed with the approval of a majority of those directors then in office and eligible to vote on that resolution and (b) a special resolution of shareholders. Accenture plc may also be dissolved by way of court order on the application of a creditor, or by the Companies Registration Office (the official public registry for companies in Ireland) as an enforcement measure where Accenture plc has failed to file certain returns. The Director of Corporate Enforcement in Ireland may also seek to have Accenture plc wound-up where the affairs of Accenture plc have been investigated by an inspector and it appears from the report or any information obtained by the Director of Corporate Enforcement that Accenture plc should be wound-up.

The rights of the shareholders to a return of Accenture plc’s assets on dissolution or winding up, following the settlement of all claims of creditors, may be prescribed in Accenture plc’s articles of association or the terms of any preferred shares issued by the directors of Accenture plc from time to time. The holders of preferred shares in particular may have the right to priority in a dissolution or winding up of Accenture plc. If the articles of association contain no specific provisions in respect of a dissolution or winding up then, subject to the priorities of any creditors, the assets will be distributed to shareholders in proportion to the paid-up nominal value of the shares held. Accenture plc’s articles provide that Class A ordinary shareholders of Accenture plc are entitled to participate pro rata in a winding up, but their right to do so may be subject to the rights of any preferred shareholders to participate under the terms of any series or class of preferred shares. Neither Class X ordinary shareholders of Accenture plc nor Accenture plc as the holder of all ordinary shares with a nominal value of €1 per share are entitled to participate in a winding up.

Uncertificated Shares

Holders of Accenture plc ordinary shares will not have the right to require Accenture plc to issue certificates for their shares. Accenture plc currently intends to issue only uncertificated ordinary shares unless certificated shares are required by any stock exchange, a recognized depository, any operator of any clearance, settlement system or law.

Stock Exchange Listing

Accenture plc Class A ordinary shares are listed on the NYSE trading under the symbol “ACN.” Accenture plc does not intend to list Accenture plc Class A ordinary shares on the Irish Stock Exchange or any other stock exchange. Accenture plc does not intend to list Accenture plc Class X ordinary shares on any stock exchange.

No Sinking Fund

The ordinary shares have no sinking fund provisions.

No Liability for Further Calls or Assessments

All issued and outstanding ordinary shares are duly and validly issued, fully paid and non-assessable. Assuming the Merger becomes effective, fully paid and non-assessable Class A ordinary shares of Accenture plc will be issued to the holders of Accenture Holdings ordinary shares (other than Accenture plc and Accenture Holdings itself) on the Effective Date of the Merger.

Transfer and Registration of Shares

Accenture plc’s share register is maintained by its transfer agent. Registration in this share register will be determinative of membership in Accenture plc. A shareholder of Accenture plc who holds shares beneficially will not be the holder of record of such shares. Instead, the depository (for example, Cede & Co., as nominee for the DTC) or other nominee will be the holder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who also holds such shares beneficially through a depository or other nominee will not be registered in Accenture plc’s official share register, as the depository or other nominee will remain the record holder of such shares.

A written instrument of transfer is required under Irish law in order to register on Accenture plc’s official share register any transfer of shares (a) from a person who holds such shares directly to any other person, (b) from a person who holds such shares beneficially to a person who holds such shares directly, or (c) from a person who holds such shares beneficially to another person who holds such shares beneficially where the transfer involves a change in the depository or other nominee that is the record owner of the transferred shares. An instrument of transfer also is required for a shareholder who directly holds shares to transfer those shares into his, her or its own broker account (or vice versa). Such instruments of transfer may give rise to Irish stamp duty, which must be paid prior to registration of the transfer on Accenture plc’s official Irish share register.

Accenture plc does not intend to pay any stamp duty. However, Accenture plc’s articles of association allow Accenture plc, in its absolute discretion, to pay any stamp duty payable by a buyer. In the event of any such payment, Accenture plc may (a) seek reimbursement from the transferee (at Accenture plc’s discretion), (b) set-off the amount of the stamp duty against future dividends payable to the transferee (at Accenture plc’s discretion), and (c) impose a lien against the Accenture plc Class A ordinary shares on which Accenture plc has paid stamp duty. Any transfer of Accenture plc Class A ordinary shares that is subject to Irish stamp duty will not be registered in the name of the buyer unless an instrument of transfer is executed by or on behalf of the seller, is duly stamped and is provided to Accenture plc’s transfer agent.

Accenture plc Class X ordinary shares are not transferable by their holders, unless the Class X ordinary shareholder has received the prior written consent of Accenture plc to the proposed transfer to the proposed transferee.

The directors of Accenture plc have general discretion to decline to register an instrument of transfer unless the transfer is in respect of one class of share only or, as in the case of Class X ordinary shares, such transfer would violate the terms of an agreement to which Accenture plc or any of its subsidiaries and the transferor are subject.

Enforcement of Civil Liabilities Against Foreign Persons

Accenture plc has been advised by its Irish counsel that a judgment for the payment of money rendered by a court in the United States based on civil liability would not be automatically enforceable in Ireland. There is no treaty between Ireland and the United States providing for the reciprocal enforcement of foreign judgments. The following requirements must be met before the foreign judgment will be deemed to be enforceable in Ireland:

•	The judgment must be for a definite sum;

•	The judgment must be final and conclusive; and

•	The judgment must be provided by a court of competent jurisdiction.

An Irish court will also exercise its right to refuse enforcement if the foreign judgment was obtained by fraud, if the judgment violated Irish public policy, if the judgment is in breach of natural justice or if it is irreconcilable with an earlier foreign judgment.

Transfer Agent and Registrar

Computershare Trust Company, N.A. serves as transfer agent and branch registrar for the Class A ordinary shares in the United States. Computershare Investor Services (Ireland) Limited serves as principal registrar for the Class A ordinary shares in Ireland.

RIGHTS OF HOLDERS OF ACCENTURE HOLDINGS ORDINARY SHARES AND ACCENTURE PLC CLASS X ORDINARY SHARES COMPARED TO RIGHTS OF HOLDERS OF ACCENTURE PLC CLASS A ORDINARY SHARES

Your rights as an Accenture Holdings Shareholder are governed by Irish law and Accenture Holdings’ memorandum and articles of association. As a result of the Merger, Accenture Holdings will be dissolved without going into liquidation, and the Accenture Holdings Shareholders will become the holders of an equivalent number of Class A ordinary shares of Accenture plc, a public limited company organized under the laws of Ireland. The rights of Accenture plc’s shareholders are governed by Irish law and Accenture plc’s memorandum and articles of association incorporated by reference herein.

As Accenture plc and Accenture Holdings are both Irish public limited companies under the Irish Companies Act, there are many similarities between their respective memoranda and articles of association. There are, however, certain differences. These differences, which are summarized in the following comparison, are principally due to the fact that:

•	Accenture plc’s Class A ordinary shares are traded on the NYSE whereas the ordinary shares of Accenture Holdings are not publically traded;

•	Accenture plc is the ultimate holding company of the Accenture group whereas Accenture Holdings is Accenture plc’s directly controlled subsidiary; and

•	certain provisions of Accenture Holdings’ memorandum and articles of association were based on the applicable provisions of the articles of association of Accenture SCA (Accenture Holdings’ predecessor, a Luxembourg partnership limited by shares), insofar as possible under Irish law.

The following comparison summarizes the material differences under applicable law and relevant charter documents between the rights of holders of Accenture plc’s Class A ordinary shares and your rights as holders of Accenture Holdings ordinary shares and Accenture plc’s Class X ordinary shares if you hold such Class X ordinary shares, but is not intended to describe all of the differences. The comparison is intended to assist you, as holders of Accenture Holdings ordinary shares and Accenture plc’s Class X ordinary shares, if applicable, in understanding how your investment will be changed when you receive Accenture plc’s Class A ordinary shares in connection with the Merger.

The statements in this section are qualified in their entirety by reference to, and are subject to, the detailed provisions of Accenture Holdings’ memorandum and articles of association and Accenture plc’s memorandum and articles of association, which are incorporated by reference herein. See “Where You Can Find More Information.” In addition, Accenture plc is seeking the approval of its shareholders at its 2018 annual general meeting to certain amendments to its articles of association. For more information regarding the proposals at Accenture plc’s 2018 annual general meeting, see the Accenture plc definitive proxy statement filed with the SEC on December     , 2017. You are also urged to carefully read the relevant provisions of the Irish Companies Act, which can be accessed online for free at http://www.irishstatutebook.ie or can be purchased in hardcopy format from the Irish Government Publications Office by calling +353 1-647-6834 or by e-mailing publications@opw.ie. We encourage you to read those documents carefully.

Accenture Holdings plc	Accenture plc

Authorized Share Capital

The authorized share capital of Accenture Holdings is €44,000, comprised of 40,000 deferred shares with a nominal value of €1.00 per share and 4,000,000,000 ordinary shares with a nominal value of €0.000001 per share.

The deferred shares were issued solely to ensure that Accenture Holdings satisfies Irish law minimum share capital requirements for public limited companies at all times, and carry no voting rights or income rights and have only limited rights on a return of capital equal to the nominal value of those shares. In contrast, ordinary shares of Accenture Holdings carry full voting, income and return of capital rights.

The authorized share capital of Accenture plc is €40,000 and US$517,500, divided into 40,000 ordinary shares with a nominal value of €1 per share; 20,000,000,000 Class A ordinary shares with a nominal value of US$0.0000225 per share; 1,000,000,000 Class X ordinary shares with a nominal value of US$0.0000225 per share; and 2,000,000,000 undesignated shares with a nominal value of US$0.0000225 per share.

The ordinary shares were issued solely to ensure that Accenture plc satisfies Irish law minimum share capital requirements for public limited companies at all times and are all held by Accenture plc as treasury shares. As a matter of Irish law, for so long as the ordinary shares are held by Accenture plc as treasury shares, Accenture plc shall not be entitled to any voting, income or return of capital rights in respect of those shares.

As of December 11, 2017, Accenture plc owned approximately 96% of the outstanding Accenture Holdings ordinary shares, the only class of shares in the capital of Accenture Holdings carrying voting rights. Also as of December 11, 2017, all 40,000 deferred shares are beneficially owned by Accenture plc.

Accenture Holdings may issue shares subject to the maximum authorized share capital contained in its memorandum and articles of association. Accenture Holdings does not have the authority to issue any undesignated or preferred shares.

Accenture plc has the authority to issue authorized but unissued Class A ordinary shares, Class X ordinary shares or undesignated shares subject to the maximum authorized share capital contained in its memorandum and articles of association. The undesignated shares may be designated and issued as preferred shares, without further vote or action by Accenture plc’s shareholders up to the maximum number authorized.

Accenture Holdings’ articles of association do not entitle its Board to issue undesignated shares.	Accenture plc’s articles of association entitle its board of directors, without shareholder approval, to determine the terms of the undesignated shares issued by Accenture plc. The Accenture plc board of directors is authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of that class or series of shares, to provide from time to time for the issuance of other classes or series of preferred shares through the issue of the authorized but unissued undesignated shares and to establish the characteristics of each class or series, including the number of shares, designations, relative voting rights, dividend rights, liquidation and other rights, redemption, repurchase or exchange rights and any other preferences and relative, participating, optional or other rights and limitations not inconsistent with applicable law.

Voting Rights

Under Accenture Holdings’ articles of association, each shareholder is entitled to one vote for each ordinary share of Accenture Holdings that he or she holds as of the record date for the meeting. The holders of Accenture Holdings deferred shares are not entitled to a vote. Accenture Holdings may not exercise any voting rights in respect of any shares held as treasury shares. Voting rights may be exercised by shareholders registered in the share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder.

As of December 11, 2017, Accenture plc held 96% of the Accenture Holdings ordinary shares then entitled to vote at Accenture Holdings shareholder meetings, and therefore has the power, acting by itself, to approve all matters put to a vote at general meetings of Accenture Holdings.

Under Accenture plc’s articles of association, each shareholder shall have one vote for each Class A ordinary share or Class X ordinary share that he or she holds as of the record date for the meeting (and, except as otherwise provided by the Irish Companies Act or Accenture plc’s articles of association, the holders of Class A ordinary shares and Class X ordinary shares shall vote as a single class). For so long as the ordinary shares with a nominal value of €1 per share are held by Accenture plc as treasury shares (which is currently the case), they will not, as a matter of Irish law, carry any voting rights. Voting rights on a poll may be exercised by shareholders registered in Accenture plc’s share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder. Where interests in shares are held by a nominee trust company this company may exercise the rights of the beneficial holders on their behalf as their proxy.

Except where a greater majority is required by Irish law or Accenture plc’s memorandum and articles of association or where a plurality is required in the case of a contested election of directors, any question proposed for consideration at any general meeting of Accenture plc or of any class of shareholders shall be decided by a simple majority of the votes cast by shareholders entitled to vote at such meeting. In contested elections, the nominees receiving the most votes for the available seats are elected to the board of directors.

Accenture Holdings’ articles of association do not entitle its Board to issue preferred shares.

In accordance with the articles of association of Accenture plc, the directors of Accenture plc may, from time to time, cause Accenture plc to issue preferred shares. These preferred shares may have such voting rights as may be specified in the terms of such preferred shares (e.g., they may carry more votes per share than Class A ordinary shares or Class X ordinary shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the preferred shares).

The articles of association of Accenture Holdings provide that no business shall be transacted at any general meeting (i.e., an annual general meeting or an extraordinary general meeting) unless a quorum is present. The presence of at least one shareholder, in person or by proxy (whether or not such holder actually exercises his/her voting rights in whole, in part or at all	The articles of association of Accenture plc provide that no business shall be transacted at any general meeting (i.e., an annual general meeting or an extraordinary general meeting) unless a quorum is present. The presence of three shareholders, in person or by proxy (whether or not such holders actually exercise his/her voting rights in whole, in part or at

at the meeting) and having the right to attend and vote at the meeting, and holding more than 50% of the ordinary shares of Accenture Holdings outstanding constitutes a quorum for the conduct of business. Abstentions will be counted as present for purposes of determining whether there is a quorum.	all at the meeting) and having the right to attend and vote at the meeting, and holding more than 50% of the outstanding Accenture plc shares carrying voting rights constitutes a quorum for the conduct of business. Abstentions will be counted as present for purposes of determining whether there is a quorum.

Dividend Rights

Each ordinary share is entitled to a pro rata part of any dividend at the times and in the amounts, if any, which Accenture Holdings’ Board from time to time determines to declare.	Each Class A ordinary share is entitled to a pro rata part of any dividend at the times and in the amounts, if any, which Accenture plc’s board of directors from time to time determines to declare, subject to any preferred dividend rights of any preferred shares that may be outstanding from time to time.

The holders of the deferred shares do not have any dividend rights.	Holders of Class X ordinary shares are not entitled to receive dividends and are not entitled to any payment out of the surplus assets of Accenture plc upon a winding-up of Accenture plc.

Pre-emptive Rights

Under Irish law, Accenture Holdings Shareholders have certain statutory pre-emption rights to subscribe for any shares issued by Accenture Holdings for cash consideration. However, Irish law permits companies to opt-out of the statutory pre-emption rights for a period of five years if authorized by shareholders passing a special resolution. A special resolution requires not less than 75% of the votes of Accenture plc’s shareholders cast at a general meeting at which a quorum is present. Because of the finite duration of any shareholder authority to opt-out of pre-emption rights, Accenture Holdings puts a resolution to shareholders at each annual general meeting to authorize an issuance of its issued share capital for which no pre-emption rights would apply for a period of 18 months, which is the customary practice in Ireland for companies that elect to opt-out of the statutory pre-emption rights.

The current authorization will expire on August 8, 2018. Accenture Holdings is seeking the approval of the Accenture Holdings Shareholders to renew this unrestricted authorization at the Annual General Meeting. See “Proposal Number Four: To Grant the Board the Authority to Opt-Out of Statutory Pre-Emption Rights under Law.”

If the opt-out from the statutory preemption rights is not renewed, shares issued for cash must be offered to

Same as Accenture Holdings except that Accenture plc’s current authorization is limited to 5% of its issued share capital.

The current authorization will expire on August 10, 2018. Accenture plc is seeking the approval of its shareholders at its 2018 annual general meeting to renew its authority to opt-out of the statutory pre-emption rights. Accenture plc expects to propose the renewal of this authorization on a regular basis at its annual general meeting in subsequent years, which is the customary practice in Ireland for companies that elect to opt-out of the statutory pre-emption rights.

If the opt-out from the statutory preemption rights is not renewed, shares issued for cash must be offered to existing shareholders of Accenture plc pro rata to their existing shareholding before the shares can be issued. The statutory pre-emption rights do not apply where shares are issued for non-cash consideration (such as in a stock-for-stock acquisition) and do not apply to the issue of non-equity shares (that is, shares that have the right to participate only up to a specified amount in any income or capital distribution) or where shares are issued pursuant to an employee option or similar equity plan.

existing shareholders of Accenture Holdings pro rata to their existing shareholding before the shares can be issued. The statutory pre-emption rights do not apply where shares are issued for non-cash consideration (such as in a stock-for-stock acquisition) and do not apply to the issue of non-equity shares (that is, shares that have the right to participate only up to a specified amount in any income or capital distribution) or where shares are issued pursuant to an employee option or similar equity plan.

Share Repurchases and Redemption of Shares

Accenture Holdings’ articles of association provide that any ordinary share that Accenture Holdings has agreed to acquire shall be deemed to be a redeemable share. Accordingly, for Irish law purposes, the repurchase of ordinary shares by Accenture Holdings will technically be effected as a redemption of those shares. Holders of ordinary shares of Accenture Holdings will have the ability, subject to the restrictions on redemption contained in Accenture Holdings’ articles of association (as described below) and the Irish Companies Act and any contractual restrictions on redemption that may be applicable to a holder, to require that Accenture Holdings redeem all or a portion of such holder’s ordinary shares of Accenture Holdings. In that case, Accenture Holdings is obligated, subject to the availability of profits available for distribution, to redeem any ordinary shares of Accenture Holdings. The redemption price per share generally equals the average of the high and low sale prices of a Class A ordinary share of Accenture plc as reported on the NYSE (or certain other exchange on which they may be listed from time to time) on the trading day on which Accenture Holdings receives an irrevocable notice of redemption from a holder of ordinary shares of Accenture Holdings if received prior to close of trading for that day, or on the following trading day if Accenture Holdings receives the irrevocable notice of redemption later than the close of trading on that day. Accenture Holdings may, at its option, pay the redemption price in cash or by causing Accenture plc to deliver Class A ordinary shares of Accenture plc on a one-for-one basis, subject to adjustment for dividends and share splits.

Accenture plc’s Class A ordinary shares can be repurchased by agreement between Accenture plc and the relevant Class A ordinary shareholder. Holders of Accenture plc’s Class A ordinary shares do not have the ability to require that Accenture plc redeem any of such holder’s Class A ordinary shares. Accenture plc’s articles of association provide that any Class A ordinary share which Accenture plc has acquired or agreed to acquire shall be deemed to be a redeemable share. Accordingly, for Irish law purposes, the repurchase of Class A ordinary shares by Accenture plc will technically be effected as a redemption of those shares.

Accenture plc may, at its option, redeem at any time any of its Class X ordinary shares for a redemption price equal to the par value of its Class X ordinary shares. Accenture plc has agreed with each of the original holders of its Class X ordinary shares, however, not to redeem any Class X ordinary shares held by that holder if the redemption would reduce the number of the Class X ordinary shares held by that holder to a number that is less than the number of Accenture Holdings ordinary shares or Accenture Canada Holdings Inc. exchangeable shares owned by that holder.

Under Accenture Holdings’ articles of association, Accenture Holdings may refuse to honor a redemption request:

(1)    at any time or during any period, including, without limitation, a “blackout period,” if Accenture

Holdings determines, based on the advice of its counsel (including its or Accenture plc’s general counsel), that there is material non-public information that may affect the average price per share of a Class A ordinary share of Accenture plc at such time or during such period;

(2)    if such redemption would be prohibited under applicable law or regulation; or

(3)    from the date of the announcement of a tender offer by Accenture Holdings or any of its affiliates for ordinary shares, or any securities convertible into, or exchangeable or exercisable for, ordinary shares, until the expiration of 10 business days after the termination of such tender offer, provided that nothing in Accenture Holdings’ articles of association shall prevent a holder of ordinary shares from tendering ordinary shares in any such tender offer.

In addition to a holder’s right to require Accenture Holdings to redeem his, her or its shares, the Board can redeem a holder’s ordinary shares of Accenture Holdings at any time for Class A ordinary shares of Accenture plc using the same valuation as described in the second preceding paragraph, where the Board receives a satisfactory opinion from an internationally recognized counsel or professional tax adviser that such redemption should be tax-free with respect to such holder.

Ordinary shares of Accenture Holdings will not transmit to the holder’s estate upon his or her death. Instead, Accenture Holdings will automatically redeem such holder’s shares, with effect deemed to occur on the date of death, and pursuant to the deed poll executed by Accenture Holdings for the benefit of its shareholders, the holder’s estate will receive cash or, at the discretion of Accenture Holdings, Class A ordinary shares of Accenture plc, delivered through the DTC or similar provider of depositary services using the same valuation as described in the third preceding paragraph, in each case, net of a nominal payment of cash consideration in accordance with the provisions of Accenture Holdings’ articles of association. Accenture Holdings will hold the nominal cash consideration in trust for the benefit of the holder’s estate.

Liability and Indemnification of Directors and Officers

Accenture LLP has entered into indemnification agreements with each of Accenture Holdings’ current and former directors, secretaries and assistant secretaries providing for the indemnification of, and advancement of expenses to, these persons.	Accenture International has entered into indemnification agreements with each of Accenture plc’s current and former directors, secretaries and assistant secretaries providing for the indemnification of, and advancement of expenses to, these persons.

Number of Directors; Election of Directors; Vacancies; Removal of Directors

Number of Directors

The Irish Companies Act provides for a minimum of two directors. Accenture Holdings’ articles of association provide that, subject to any ordinary resolution passed by shareholders increasing the number of directors, the number of directors will be not less than two and not more than ten.

Number of Directors

The Irish Companies Act provides for a minimum of two directors. Accenture plc’s articles of association provide for a minimum of eight directors and a maximum of 15 directors. Accenture plc’s board of directors has sole authority to determine the number of directors within the range of eight to 15.

Election of Directors

Directors shall be appointed (regardless of whether at a general meeting or otherwise) as follows:

(1)    by shareholders by ordinary resolution at the annual general meeting in each year or at any extraordinary general meeting at which a resolution seeking the appointment of a director is proposed, in each case where such director has been nominated:

(a)    by a recommendation of Accenture Holdings’ Board; or

(b)    with respect to election at an extraordinary general meeting requisitioned in accordance with Section 178 of the Irish Companies Act, by a shareholder or shareholders who hold ordinary shares or other shares carrying the general right to vote at general meetings of Accenture Holdings and who make such nomination in the written requisition of the extraordinary general meeting;

(2)    by Accenture Holdings’ Board in accordance with the articles of association;

(3)    by Accenture Holdings’ shareholders representing 50% or more of ordinary shares of Accenture Holdings then in issue by notice in writing to Accenture Holdings; or

(4)    so long as there is in office a sufficient number of directors to constitute a quorum of Accenture Holdings’ Board, the directors shall have the power

Election of Directors

Holders of Class A and Class X ordinary shares are entitled to one vote for each share at all meetings at which directors are elected. Accenture plc shareholders do not have cumulative voting rights. Accordingly, the holders of a majority of the voting rights attaching to Accenture plc ordinary shares will, as a practical matter, be entitled to control the election of all directors.

The election of Accenture plc directors is determined by the affirmative vote of a majority of the votes cast by shareholders in uncontested elections and by the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors in contested elections (where the number of nominees exceeds the number of directors to be elected). In uncontested elections, any nominee for director who receives a majority of the votes cast is elected to the board of directors. In contested elections, the nominees receiving the most votes for the available seats are elected to the board of directors.

Accenture plc’s articles of association provide for a minimum number of directors of eight. If at any time the number of directors falls below the minimum, the remaining directors may act only for the purposes of appointing additional directors to satisfy the requirements of the articles of association with respect to the minimum number of directors.

at any time and from time to time to appoint any person to be director, either to fill a vacancy in Accenture Holdings’ Board or as an addition to the existing directors but so that the total number of directors shall not at any time exceed the maximum number provided for in the articles of association.

Each director appointed in any of the manners described above will remain a director, subject to the provisions of the Irish Companies Act and Accenture Holdings’ articles of association, until such director retires, resigns or is removed in accordance with Accenture Holdings’ articles of association.

Each Director must retire from office at each annual general meeting and shall be eligible for re-election.

Vacancies

Accenture Holdings’ Board may fill any vacancy occurring on the Board. Each director appointed in this manner will remain a director, subject to the provisions of the Irish Companies Act and the memorandum and articles of association, until such director retires, resigns or is removed in accordance with Accenture Holdings’ articles of association.

Vacancies

Accenture plc’s board of directors may appoint any person as an additional director or to fill a vacancy resulting from the resignation or termination of office of any director or as an additional director subject to the maximum in the articles of association. Each director appointed in this manner will remain a director until the next following annual general meeting and if not re-appointed at that meeting, will cease to be a director at the end of that meeting.

Removal of Directors

In addition to statutory rights, Accenture Holdings’ articles of association provide that Accenture Holdings Shareholders representing 50% or more of ordinary shares of Accenture Holdings then in issue may remove a director at any time by notice in writing to Accenture Holdings.

Removal of Directors Accenture plc’ articles of association do not contain a similar provision.

Director Nominations by Shareholders

Accenture Holdings’ articles of association do not permit director nominations to be submitted by shareholders at the annual general meetings of Accenture Holdings.	Accenture plc’s articles of association contain advance notice requirements for shareholders to make director nominations at annual general meetings. Under Accenture plc’s articles of association, a shareholder must deliver to Accenture plc’s secretary a notice executed by a shareholder (not being the person to be proposed) not less than 120 nor more than 150 days before the first anniversary of the date of Accenture plc’s definitive proxy statement released to shareholders in connection with the prior year’s annual general meeting.

The notice must contain (a) the name, age, business address and residence address of the person proposed to be nominated for election as a director, (b) the principal occupation or employment of such person, (c) the class, series and number of Accenture plc’s shares which are beneficially owned by such person, (d) information which would, if he or she were so appointed, be required to be included in Accenture plc’s register of directors and secretary, (e) all other information relating to such person that is required to be disclosed in solicitations for proxies for the election of directors pursuant to the SEC’s proxy rules, together with notice executed by such person of his or her willingness to serve as a director if so elected, (f) such person’s written consent to serve as a director if elected, (g) a written representation and agreement that such person is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person as to how such person, if elected as a director, will act or vote on any issue or question, (h) such other information that Accenture plc may reasonably require, including but not limited to a written representation and agreement to comply with Accenture plc’s codes, policies and guidelines or any rules, regulations and listing standards, in each case as applicable to directors and (i) information or agreements necessary to determine such person’s eligibility to serve as a director and determine such person’s independence under the SEC’s regulations and the NYSE’s regulations.

In addition, the notice must contain information regarding the shareholder proposing the nominee and any beneficial owners on whose behalf the shareholder is acting (including the proposed nominee (collectively, the “proposing parties”)), including (a) the proposing parties’ names and addresses, (b) the class, series and number of Accenture plc’s shares which are owned, beneficially and of record, by the proposing parties and any derivative instruments, profit sharing interests, short interests or dividend rights that are separated or separable from the underlying shares held in respect of Accenture plc’s shares by the proposing parties, (c) any proxy, contract, arrangement, understanding, or relationship pursuant to which any proposing party is a party and has a right to vote any shares of any security of Accenture plc, (d) any fee arrangements with respect to the election of their nominee or value of Accenture plc’s shares or derivative instruments, (e) any personal or other direct or indirect material interest of any proposing person in the nomination to be submitted, (f) any proportionate interest in shares of Accenture plc or derivative instruments held by a general or limited partnership in which any proposing party is a general partner or beneficially owns an interest in a general partner, (g) any other information required to be disclosed in any proxy statement or other filings to be made in connection with the election of the nominee, (h) all other information relating to each proposing person and the nomination which may be required to be disclosed under the Irish Companies Act or applicable listing standards of the NYSE and (i) representations that the proposing party is a shareholder of record at the time the notice is given and information on such party’s ability to solicit proxies from shareholders in support of the proposing party’s nomination.

Accenture Holdings’ articles of association do not contain “proxy access” provisions.	Accenture plc’s articles of association contain “proxy access” provisions which give an eligible shareholder (or group of up to 20 such shareholders) that has owned 3% or more of the voting power entitled to vote generally in the election of directors continuously for at least three years, the right to nominate up to the greater of two nominees and 20% of the number of directors to be elected at the applicable annual general meeting and to have those nominees included in Accenture plc’s proxy materials, subject to the other terms and conditions of Accenture plc’s articles of association.

Amendment of Governing Documents

Accenture Holdings’ memorandum of association does not contain a similar provision, requiring a higher voting requirement in certain circumstances.	Irish companies may only alter their memorandum and/or their articles of association by passing of a special resolution of shareholders. In addition, paragraph 6 of the memorandum of association of Accenture plc provides that any amendment to that paragraph and to the provisions of Accenture plc’s articles of association relating to mergers, any sale, lease or exchange by Accenture plc of all or substantially all of its property or assets and the appointment and removal of directors, which are not approved by a majority of Accenture plc’s board of directors, must be approved by shareholders holding not less than 80% of Accenture plc’s issued and outstanding voting shares.

Merger, Amalgamation, Discontinuance and Sale of All or Substantially All of Accenture plc’s Assets or the Assets of Accenture Holdings

Accenture Holdings’ articles of association do not contain a similar provision.	Accenture plc’s articles of association provide that the approval of (1) the board of directors by a resolution passed with the approval of a majority of those directors then in office and eligible to vote on that resolution and (2) a shareholder resolution passed by a majority of votes cast on the relevant record date in addition to any other resolution or sanction required by applicable law is required to approve a merger or amalgamation of Accenture plc with another company or a sale, lease or exchange by Accenture plc of all or substantially all of Accenture plc’s property or assets, including its goodwill and corporate franchises.

Accenture plc is seeking the approval of its shareholders at its 2018 annual general meeting of an amendment to its articles of association to provide that shareholder approval will not be required (absent a requirement under Irish or other applicable law) in the case of internal Accenture group transactions, such as (i) amalgamations or mergers involving Accenture plc and a subsidiary or affiliate of Accenture plc; or (ii) sales, leases or exchanges by Accenture plc of all or substantially all of its property or assets to a subsidiary or affiliate of Accenture plc.

Rights on Liquidation

Accenture Holdings’ articles of association provide that the holders of ordinary shares of Accenture Holdings are entitled to participate pro rata in a winding up and that the holders of deferred shares are only entitled to a return of capital equal to the nominal value of each deferred share on a winding up in limited circumstances.	Accenture plc’s articles of association provide that the Class A ordinary shareholders of Accenture plc are entitled to participate pro rata in a winding up, but their right to do so may be subject to the rights of any preferred shareholders to participate under the terms of any series or class of preferred shares. Neither Class X ordinary shareholders of Accenture plc nor Accenture plc as the holder of all ordinary shares with a nominal value of €1 per share are entitled to participate in a winding up.

Access to Books and Records

Accenture Holdings’ Board has not adopted a resolution relating to access to books and records.	Accenture plc’s board of directors has adopted a resolution, providing that its shareholders have the right to inspect, at a principal place of business in the United States, copies of certain of Accenture plc’s books and records, including shareholder names, addresses, and shareholdings in accordance with the terms set forth in the Model Business Corporation Act, as that act may be amended from time to time. If the Model Business Corporation Act does not provide access to the shareholder names, addresses, and shareholdings, these books and records will be made available for inspection by Accenture plc’s shareholders for purposes properly related to their status as shareholders.

Shareholder Suits

Accenture Holdings’ Board has not adopted a resolution relating to shareholder suits.	Accenture plc’s board of directors has adopted resolutions providing, among other things, that (a) its shareholders may bring derivative proceedings on behalf of Accenture plc, if those derivative proceedings are brought on a basis and under the terms set forth in the Model Business Corporation Act as it is interpreted by, or required by, the courts; and (b) Accenture plc will consent to the jurisdiction, for any otherwise available cause of action by or on behalf of its shareholders, of all Delaware state courts and U.S. federal courts in Delaware. Notwithstanding the passing of these resolutions, all substantive and procedural requirements of Irish law would have to be satisfied for any derivative proceedings or other legal actions to be brought in Ireland by a shareholder against Accenture plc or any of its directors or officers. In addition, there can be no assurance that Irish courts or courts in other jurisdictions would enforce court judgments obtained in the United States against Accenture plc or its directors in Ireland or in other countries where Accenture plc has assets.

Anti-takeover Measures

No Irish or European Union takeover provisions apply to Accenture Holdings as Accenture Holdings is not listed on a “recognized stock exchange” or “regulated market” within the meaning of Irish law.

As an Irish company listed on the NYSE, Accenture plc is subject to Irish Takeover Rules. For more information, please see “Description of Share Capital of Accenture plc—Anti-Takeover Provisions.”

Accenture plc is seeking the approval of its shareholders at its 2018 annual general meeting of an amendment to its articles of association to provide that shareholder approval will not be required (absent a requirement under Irish or other applicable law) in the case of internal Accenture group transactions, such as (i) amalgamations or mergers involving Accenture plc and a subsidiary or affiliate of Accenture plc; or (ii) sales, leases or exchanges by Accenture plc of all or substantially all of its property or assets to a subsidiary or affiliate of Accenture plc.

Tax Election

Accenture Holdings’ articles of association provide that its Board may, in its sole discretion, make any tax elections with respect to Accenture Holdings, provided the Board reasonably determines that any such election would not have an adverse tax impact on any shareholder.	Accenture plc’s articles of association do not contain a tax election provision.

THE ANNUAL GENERAL MEETING

General

Accenture Holdings Shareholders are being asked to approve the following proposals at the Annual General Meeting:

1.	approve the Common Draft Terms of Merger, whereupon and assuming the other conditions to the Merger are satisfied on the Effective Date of the Merger (which is expected to be a date in March 2018), Accenture Holdings Shareholders (other than Accenture plc and Accenture Holdings itself) will receive, on a one-for-one basis, Class A ordinary shares of Accenture plc;

2.	approve the contract pursuant to which Exactside Limited will acquire ordinary shares of Accenture Holdings;

3.	grant the Board the authority to issue shares under Irish law;

4.	grant the Board the authority to opt-out of statutory pre-emption rights under Irish law;

5.	determine the price range at which Accenture Holdings can re-allot shares that it acquires as treasury shares under Irish law; and

6.	authorize Accenture International to purchase ordinary shares off-market.

The second through sixth proposals are not related to the Merger. The second proposal is a specific proposal to rationalize the Accenture Holdings share capital structure, which will remain in effect irrespective of whether the Merger is consummated. Proposals three through six replace existing ordinary course authorizations until the Merger is consummated and will remain in effect in the event the Merger is not consummated.

The Board is not asking you for a proxy in connection with the Annual General Meeting.

The Annual General Meeting will be conducted in accordance with the memorandum and articles of association of Accenture Holdings and the Irish Companies Act.

Time, Place and Date

The Annual General Meeting will be held on February 5, 2018, at 12:30 p.m. local time in Ireland, at The Dock, located at 7 Hanover Quay, Grand Canal Dock, Dublin 2, Ireland.

The Board recommends that Accenture Holdings Shareholders vote “FOR” each of the proposals at the Annual General Meeting. Accenture plc, which held 96% of the aggregate outstanding Accenture Holdings ordinary shares entitled to vote as of the record date, will vote all of the shares that it holds in favor of approving each of the proposals. Therefore, all of the proposals will be passed at the Annual General Meeting.

Voting Rights; Vote Required for Approval

Voting rights. Accenture Holdings Shareholders as of the record date, other than Accenture Holdings and its direct and indirect subsidiaries, are entitled to one vote per share held on all matters submitted to a vote of shareholders.

Vote required for approval. The following table summarizes the voting requirements for each of the proposals set out in the notice of the Annual General Meeting, with each holder of Accenture Holdings ordinary shares of record and entitled to vote having one vote per share. Abstentions will not affect the voting results.

	Proposals	Required Approval

1.	Approvethe Common Draft Terms of Merger	75% of Votes Cast

2.	Approvethe Contract Pursuant to which Exactside Limited will Acquire Accenture Holdings Ordinary Shares	75% of Votes Cast

3.	GrantBoard Authority to Issue Accenture Holdings Ordinary Shares	Majority of Votes Cast

4.	GrantBoard Authority to Opt-Out of Statutory Pre-emption Rights	75% of Votes Cast

5.	DeterminePrice Range for the Re-Allotment of Treasury Shares	75% of Votes Cast

6.	Authorizationof Accenture International to Purchase Accenture Holdings Ordinary Shares Off-Market	75% of Votes Cast

How You Can Vote

You may vote your shares either by voting in person at the Annual General Meeting or by a proxy (which proxy need not be a shareholder of the Company) designated by you (whether or not you exercise your voting rights in whole, in part or at all at the meeting). Any proxy must be received by 8:00 a.m., local time in Ireland, on February 5, 2018 at the registered and principal office of Accenture Holdings located at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland.

BENEFICIAL OWNERSHIP

Beneficial Ownership of More than Five Percent

As of November 30, 2017, the only person known by Accenture Holdings to be a beneficial owner (as defined below) of more than 5% of Accenture Holdings’ ordinary shares was as follows:

	Accenture Holdings Ordinary Shares
Name and Address of Beneficial Owner	Shares Beneficially Owned		% of Shares Beneficially Owned
Accenture plc	629,214,640	(1)	96	%(1)
1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland

(1)	In addition, Accenture plc may be deemed to beneficially own 365,020,633 ordinary shares held by Accenture Holdings and wholly-owned subsidiaries of Accenture Holdings. Under Irish law, shares of Accenture Holdings held by Accenture Holdings or any of its direct or indirect subsidiaries may not be voted at meetings of the shareholders of Accenture Holdings.

Beneficial Ownership of Directors and Executive Officers

To our knowledge, except as otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned by him or her. For purposes of the table below, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person is deemed to have “beneficial ownership” of any shares that such person has the right to acquire within 60 days after November 30, 2017. For purposes of computing the percentage of outstanding Accenture Holdings ordinary shares and/or Accenture plc Class A ordinary shares and/or Class X ordinary shares held by each person or group of persons named below, any shares that such person or group of persons has the right to acquire within 60 days after November 30, 2017 are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group of persons.

The following beneficial ownership table sets forth, as of November 30, 2017, information regarding beneficial ownership of Accenture Holdings ordinary shares and Accenture plc Class A ordinary shares and Class X ordinary shares held by (1) each of our directors and named executive officers and (2) all of our current directors and executive officers as a group.

	Accenture Holdings Ordinary Shares(2)			Class A Ordinary Shares of Accenture plc			Class X Ordinary Shares of Accenture plc			Percentage of the Total Number of Class A and Class X Ordinary Shares Beneficially Owned
Name(1)	Shares Beneficially Owned	% Shares Beneficially Owned		Shares Beneficially Owned	% Shares Beneficially Owned		Shares Beneficially Owned	% Shares Beneficially Owned
Pierre Nanterme	91,597	*	%	296,533	*	*%	91,597	*	**%	*	***%
David P. Rowland(3)	—	*		22,218	—		—	—		*	***
Gianfranco Casati	—	*		50,045	—		—	—		*	***
Alexander van ’t Noordende(4)	—	*		133,840	—		—	—		*	***
Julie Sweet(5)	—	*		16,270	—		—	—		*	***
All directors and executive officers as a group (13 persons)(6)	218,640	*		980,616	*	*	192,004	*	**	*	***

*	Less than 1% of Accenture Holdings ordinary shares outstanding.

**	Less than 1% of Class A ordinary shares of Accenture plc outstanding.
***	Less than 1% of Class X ordinary shares of Accenture plc outstanding.
****	Less than 1% of the total number of Class A ordinary shares and Class X ordinary shares of Accenture plc outstanding.
(1)	Address for all persons listed is c/o Accenture, 161 N. Clark Street, Chicago, IL 60601, USA.
(2)	Subject to the provisions of its memorandum and articles of association, Accenture Holdings is obligated, at the option of the holder of such shares and at any time, to redeem any outstanding Accenture Holdings ordinary shares. Accenture Holdings has the option to pay the redemption price with cash or by delivering Accenture plc Class A ordinary shares generally on a one-for-one basis as provided for in the memorandum and articles of association of Accenture Holdings. Each time an Accenture Holdings ordinary share is redeemed, Accenture plc has the option to, and intends to, redeem an Accenture plc Class X ordinary share from that holder, for a redemption price equal to the nominal value of the Accenture plc Class X ordinary share, or $0.0000225.
(3)	Includes 2,174 restricted share units that could be delivered as Accenture plc Class A ordinary shares within 60 days from November 30, 2017.
(4)	Includes 8,229 restricted share units that could be delivered as Accenture plc Class A ordinary shares within 60 days from November 30, 2017.
(5)	Includes 2,812 restricted share units that could be delivered as Accenture plc Class A ordinary shares within 60 days from November 30, 2017.
(6)	Includes 47,882 restricted share units that could be delivered as Accenture plc Class A ordinary shares within 60 days from November 30, 2017.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this information statement will be borne by us, including expenses in connection with the preparation and mailing of this information statement and all documents that now accompany or may thereafter supplement it.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports and other information with the SEC. You may read and copy materials that we have filed with the SEC, at the following location:

Public Reference Room

100 F Street, N.E.

Washington, D.C. 20549

You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

The SEC also maintains an Internet web site that contains reports, information statements and other information regarding issuers, including Accenture Holdings, who file electronically with the SEC. The address of that site is http://www.sec.gov.

The SEC allows us to “incorporate by reference” the information filed with it, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this information statement, and information we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below, which we and Accenture plc have previously filed with the SEC and are considered a part of this information statement, and any future filings made with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the date of the Annual General Meeting (excluding any information “furnished” but not “filed”). These filings contain important information about Accenture Holdings and Accenture plc:

•	Accenture Holdings’ Annual Report on Form 10-K (file number 1000-55501) for the year ended August 31, 2017 (including the portions of Accenture plc’s Definitive Proxy Statement on Schedule 14A that were deemed filed with the SEC on December , 2017);

•	The Current Report of Accenture Holdings on Form 8-K12G3 (file number 000-55501), filed August 26, 2015 with the SEC under Section 12(g) of the Exchange Act, including the Memorandum and Articles of Association and Deed Poll of Accenture Holdings filed as an exhibit thereto;

•	The section entitled “Description of Ordinary Share Capital of Accenture Holdings” of Accenture SCA’s Definitive Information Statement on Schedule 14C filed on May 18, 2015 with the SEC (file number 000-49713);

•	Accenture plc’s Annual Report on Form 10-K (file number 001-34448) for the year ended August 31, 2017; and

•	The Current Report of Accenture plc on Form 8-K12B (file number 001-34448), filed September 1, 2009 with the SEC under Section 12(b) of the Exchange Act; and the Current Report of Accenture plc on Form 8-K (file number 001-34448), filed on February 3, 2016, including the Amended and Restated Memorandum and Articles of Association of Accenture plc filed as an exhibit thereto.

These documents are available to any person, including any beneficial owner, without charge and upon request directed to our Investor Relations Group by telephone in the United States and Puerto Rico at +1 703-948-5150 and outside the United States and Puerto Rico at +353 1 407-8203, by e-mail at investor.relations@accenture.com, or by mail at Accenture, Investor Relations, 1345 Avenue of the

Americas, New York, New York 10105, USA. To ensure timely delivery of these documents, any request should be made by January 31, 2018. The exhibits to these documents will generally not be made available unless they are specifically incorporated by reference in this information statement.

We have not authorized anyone to give any information or make any representation about us, or the Merger, that differs from or adds to the information in this information statement or in the documents incorporated by reference. Therefore, you should not rely upon any information that differs from or is in addition to the information contained in this information statement or in the documents incorporated by reference.

The information contained in this information statement speaks only as of the date on the cover, unless the information specifically indicates that another date applies.

ANNEX A: FORM OF COMMON DRAFT TERMS OF MERGER

Dated December     , 2017

COMMON DRAFT TERMS OF MERGER

IN RESPECT OF THE PROPOSED MERGER OF

ACCENTURE PLC

AND

ACCENTURE HOLDINGS PLC

FOR THE PURPOSES OF CHAPTER 16 OF

PART 17 OF THE COMPANIES ACT 2014

ARTHUR COX

THESE COMMON DRAFT TERMS OF MERGER were approved by the board of directors of Accenture plc (“ACN plc”) and the board of directors of Accenture Holding plc (“AH plc” and together with ACN plc, the “Merging Companies”) on 26 October 2017, in each case in accordance with the requirements set out in section 1131 of the Irish Companies Act.

BETWEEN:

(A)	ACCENTURE PLC, a public company with limited liability incorporated under Irish law, having its registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, D02 P820, Ireland, which address is also expected to be the registered office immediately after the Merger (as defined below), and having company registration number 471706; and

(B)	ACCENTURE HOLDINGS PLC, a public company with limited liability incorporated under Irish law, having its registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, D02 P820, Ireland and having company registration number 560222.

1.	INTRODUCTION

As described in greater detail in Clause 5, it is proposed by the board of directors of both ACN plc and AH plc that a merger of ACN plc and AH plc will be effected pursuant to Chapter 16 of Part 17 of the Irish Companies Act (as defined below).

2.	DEFINITIONS AND INTERPRETATION

2.1	Unless the context otherwise requires, in these Common Draft Terms (as defined below):

“ACN plc” has the meaning given to that term in the preamble;

“ACN plc Class A Shares” has the meaning given to that term in Clause 3.2(a);

“ACN plc Class X Shares” has the meaning given to that term in Clause 3.2(a);

“ACN plc Shareholders” means holders of ACN plc Class A Shares;

“ACN plc Undesignated Shares” has the meaning given to that term in Clause 3.2(a);

“AH plc” has the meaning given to that term in the preamble;

“AH plc Shareholders” means holders of AH plc Shares;

“AH plc Shares” means the ordinary shares with a nominal value of €0.000001 per share in the capital of AH plc;

“Annual General Meeting” means the annual general meeting of the AH plc Shareholders to be held on 5 February 2018;

“Common Draft Terms” means these common draft terms of merger, as such common draft terms may be amended from time to time by agreement between the Merging Companies, and which have been drawn up and adopted by the board of directors of AH plc and the board of directors of ACN plc;

“Dispute” has the meaning given to that term in Clause 10;

“Effective Date” means the date and time specified in the Order on which the consequences of the Merger are to have effect, which is expected to be at 00.01 am on 12 March 2018. However, the Merging Companies may request the Irish High Court to set an earlier or later date and/or time as the Effective Date and in any event recognise that the determination of the Effective Date is entirely within the Irish High Court’s discretion;

“Exchange Ratio” has the meaning given to that term in Clause 5.3(a);

“Independent Expert” means the joint independent expert admitted to practice as a statutory auditor to be appointed by the Irish High Court in accordance with the provisions of the Irish Companies Act for the purposes of producing the Independent Expert’s Report which report will be made available to AH plc Shareholders and ACN plc Shareholders at the registered office of AH plc and the registered office of ACN plc for a period of at least 30 days prior to the date of the Annual General Meeting;

“Independent Expert’s Report” has the meaning given to that term in Clause 5.2(c);

“Irish Companies Act” means the Companies Act 2014 of Ireland;

“Irish High Court” means the High Court of Ireland;

“Merger” means the proposed merger of the Merging Companies to be effected by way of a “merger by acquisition” pursuant to the provisions of Chapter 16 of Part 17 of the Irish Companies Act;

“Merger Cut-off Time” means immediately prior to the Effective Date;

“Merging Companies” has the meaning given to that term in the preamble;

“Order” means the order of the Irish High Court confirming the Merger and determining the fairness of the terms and conditions of the Merger, both procedurally and substantively, to AH plc Shareholders, and setting the Merger Effective Date and granting such other orders as the Irish High Court deems fit;

“Proceedings” has the meaning given to that term in Clause 11.1;

“Registrar of Companies” means the Registrar of Companies in Ireland;

“TCA” has the meaning given to that term in Clause 5.1(c); and

“Transfer Agent” means Computershare Investor Services (Ireland) Limited.

2.2	In these Common Draft Terms, unless otherwise specified:

(a)	references to Clauses are to clauses of these Common Draft Terms;

(b)	a reference to any statute or statutory provision or statutory instrument shall be construed as a reference to the same as it may have been, or may from time to time be, amended, modified, or re-enacted;

(c)	references to time are to Irish time;

(d)	references to a “person” shall be construed so as to include any individual, firm, company, government, state or agency of a state, local or municipal authority or government body or any joint venture, association or partnership (whether or not having separate legal personality);

(e)	use of any gender includes the other gender;

(f)	headings to Clauses are for convenience only and do not affect the interpretation of these Common Draft Terms;

(g)	the rule known as the edjusdem generis rule shall not apply and accordingly general words introduced by the word “other” shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matter or things; and

(h)	general words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words.

3.	INFORMATION ON ACN PLC

3.1	Form and registered office

ACN plc is a public company with limited liability incorporated under and governed by Irish law, having its registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, D02 P820, Ireland and having company registration number 471706.

3.2	Share capital

(a)	As at the date of these Common Draft Terms, ACN plc’s authorised share capital is €40,000 and US$517,500, divided into 40,000 ordinary shares with a nominal value of €1 per share; 20,000,000,000 Class A ordinary shares with a nominal value of US$0.0000225 per share (“ACN plc Class A Shares”); 1,000,000,000 Class X ordinary shares with a nominal value of US$0.0000225 per share (“ACN plc Class X Shares”); and 2,000,000,000 undesignated shares with a nominal value of US$0.0000225 per share (“ACN plc Undesignated Shares”).

(b)	As at 12 October 2017, being the latest practicable date before the date of these Common Draft Terms, ACN plc’s issued share capital is comprised of 639,452,499 ACN plc Class A Shares and 20,506,404 ACN plc Class X Shares (which number of ACN plc Class A Shares includes 24,734,683 issued shares held by ACN plc), as well as 40,000 ordinary shares with a nominal value of €1 per share. Holders of ACN plc Class X Shares are entitled to one vote for each share at all meetings at which directors are elected but are not entitled to receive dividends and are not entitled to any payment out of the surplus assets of ACN plc upon a winding-up of ACN plc.

(c)	The issued share capital of ACN plc is fully paid up and non-assessable. There are no ACN plc Undesignated Shares in issue.

4.	INFORMATION ON AH PLC

4.1	Form and registered office

AH plc is a public company with limited liability incorporated under and governed by Irish law, having its registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland and having company registration number 560222.

4.2	Share capital

(a)	As at the date of these Common Draft Terms, AH plc’s authorised share capital is €44,000 divided into 40,000 deferred shares with a nominal value of €1.00 per share and 4,000,000,000 ordinary shares with a nominal value of €0.000001 per share.

(b)	As at 12 October 2017, being the latest practicable date before the date of these Common Draft Terms, AH plc’s issued share capital is comprised of 40,000 deferred shares with a nominal value of €1.00 per share and 1,020,207,101 ordinary shares with a nominal value of €0.000001 (which number of ordinary shares includes 14,108,996 issued shares held by AH plc).

(c)	The issued share capital of AH plc is fully paid up.

5.	THE MERGER

5.1	Details of the Merger

(a)	The Merger is intended to be a “merger by acquisition” for the purposes of Chapter 16 of Part 17 of the Irish Companies Act, such that, on the Effective Date, all the assets and liabilities of AH plc will be acquired by ACN plc, in exchange for which ACN plc shall allot and issue ACN plc Class A Shares to the AH plc Shareholders (other than AH plc and ACN plc) based on the Exchange Ratio and without any cash payment, and AH plc will be dissolved without going into liquidation.

(b)	On or following the Effective Date, ACN plc will redeem the outstanding ACN plc Class X Shares held by the then former AH plc Shareholders in accordance with the procedure set out in Article 5(c)(iv) of ACN plc’s Articles of Association.

(c)	The Merger will qualify for relief under section 584(3) of the Taxes Consolidation Act 1997 (“TCA”) by virtue of the relieving provisions of section 586(1) TCA. The effect of these provisions is that the tax effects for Irish shareholders in AH plc would be the same as if the Merger occurred under Directive 2009/133/EC.

5.2	Conditions of the Merger

The Merger will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:

(a)	the Common Draft Terms are approved by ordinary resolution of the holders of ACN plc ordinary shares, as required by ACN plc’s Articles of Association;

(b)	the Common Draft Terms are approved by special resolution of AH plc Shareholders at the Annual General Meeting (ACN plc held approximately 96% of AH plc Shares entitled to vote as of the record date for the determination of AH plc Shareholders entitled to vote at the Annual General Meeting and will vote in favour of approving the Common Draft Terms, therefore this special resolution will be approved at the Annual General Meeting);

(c)	the Independent Expert issues a report on the Common Draft Terms, the fairness of the Exchange Ratio and addressing all such other matters as the Independent Expert is required to address under section 1133 of the Irish Companies Act (the “Independent Expert’s Report”);

(d)	at least 30 days prior to the date of the Annual General Meeting, these Common Draft Terms, the statutory financial statements of AH plc for the periods ended 31 August 2017, 2016 and 2015, the statutory financial statements of ACN plc for the periods ended 31 August 2017, 2016, and 2015, the directors’ explanatory report of AH plc, the directors’ explanatory report of ACN plc, and the Independent Expert’s Report having been made available free of charge to the AH plc Shareholders at the registered office of AH plc and the ACN plc Shareholders at the registered office of ACN plc;

(e)	there are no AH plc Shares held by subsidiaries of AH plc;

(f)	there is no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Merger;

(g)	all consents and governmental authorisations that are necessary, desirable or appropriate in connection with the Merger are obtained on terms acceptable to AH plc and/or ACN plc, and are in full force and effect; and

(h)	the requisite Order confirming the Merger and determining the fairness of the terms and conditions of the Merger, both procedurally and substantively, to AH plc Shareholders, and setting the Effective Date has been obtained.

5.3	Exchange Ratio

(a)	The exchange ratio is one (1) ACN plc Class A Share for every one (1) AH plc Share in issue at the Merger Cut-off Time other than AH plc Shares held by ACN plc or by AH plc itself (the “Exchange Ratio”).

(b)	No cash payment shall be made by ACN plc to AH plc Shareholders in respect of (i) their AH plc Shares or (ii) the acquisition of AH plc’s assets and liabilities by ACN plc pursuant to the Merger; provided that any AH plc Shareholder may request in writing to ACN plc, not more than 15 calendar days after the date of the Annual General Meeting, that ACN plc acquire its AH plc Shares for cash.

5.4	The Effect of the Merger

(a)	Pursuant to the Irish Companies Act, on the Effective Date:

(i)	AH plc will be merged with and into ACN plc, with ACN plc as the surviving entity (AH plc will be dissolved without going into liquidation as a result);

(ii)	all of the assets and liabilities of AH plc will be acquired by ACN plc;

(iii)	each AH plc Shareholder (other than ACN plc and AH plc itself) whose name appeared in the register of members of AH plc at the Merger Cut-off Time will receive one (1) ACN plc Class A Share for every one (1) AH plc Share held by such shareholder;
(iv)	all legal proceedings pending by or against AH plc shall be continued with the substitution, for AH plc, of ACN plc as a party;

(v)	every contract, agreement or instrument to which AH plc is a party shall, notwithstanding anything to the contrary contained in that contract, agreement or instrument be construed and have effect as if:

(A)	ACN plc had been a party thereto instead of AH plc;

(B)	for any reference (however worded and whether express or implied) to AH plc there was substituted a reference to ACN plc; and

(C)	any reference (however worded and whether express or implied) to the directors, officers, representatives or employees of AH plc or any of them, were, respectively, a reference to the directors, officers, representatives or employees of ACN plc or to such director, officer, representative or employee of ACN plc as ACN plc nominates for that purpose or, in default of such nomination, were, respectively, a reference to the director, officer, representative or employee of ACN plc who corresponds as nearly as may be to the first-mentioned director, officer, representative or employee;

(vi)	every contract, agreement or instrument to which AH plc is a party will become a contract, agreement or instrument between ACN plc and the counterparty with the same rights, and subject to the same obligations, liabilities and incidents (including rights of set-off), as would have been applicable thereto if that contract, agreement or instrument had continued in force between AH plc and the counterparty and any money due and owing (or payable) by or to AH plc under or by virtue of any such contract, agreement or instrument shall become due and owing (or payable) by or to ACN plc instead of AH plc; and

(vii)	an offer or invitation to treat made to or by AH plc before the Effective Date shall be read and have effect, respectively, as an offer or invitation to treat made to or by ACN plc.

(b)	It is proposed that the Merging Companies will jointly apply to the Irish High Court for an Order confirming the Merger and determining the fairness of the terms and conditions of the Merger, both procedurally and substantively, to AH plc Shareholders and setting the Effective Date (being the date and time as from which the consequences listed in Clause 5.4(a) will from a legal perspective take effect) as 00.01 am on 12 March 2018. However, the Merging Companies may request the Irish High Court to set an earlier or later date and/or time as the Effective Date and in any event recognise that the determination of the Effective Date is entirely within the Irish High Court’s discretion. On the Effective Date, all transactions of AH plc will be deemed for accounting purposes to have been carried out for the account of ACN plc with effect from the Effective Date. All assets and liabilities of AH plc as at the Effective Date will be acquired by ACN plc pursuant to the Merger on the Effective Date and recorded in the accounts of ACN plc for accounting purposes with effect from the Effective Date.

5.5	The terms relating to the allotment and issue of the ACN plc Class A Shares

(a)	At the Effective Date, ACN plc shall allot and issue ACN plc Class A Shares credited as fully paid to and amongst the AH plc Shareholders (other than ACN plc and AH plc itself) at the Merger Cut-off Time on the basis of the Exchange Ratio and otherwise on the terms and conditions set out in these Common Draft Terms.

(b)	No ACN plc Class A Shares will be issued in respect of AH plc Shares (if any) which at the Merger Cut-off Time are:

(i)	held by or on behalf of AH plc; or

(ii)	held by or on behalf of ACN plc.

(c)	The ACN plc Class A Shares will rank pari passu as regards each other.

(d)	The issuance of the ACN plc Class A Shares shall be effected by the Transfer Agent and/or the Company Secretary of ACN plc causing the interests of AH plc Shareholders in ACN plc Class A Shares to be noted in the register of members of ACN plc. In addition, the Transfer Agent will be instructed to close the AH plc register of members.

5.6	The date from which the holding of ACN plc Class A Shares will entitle holders to participate in the profits of ACN plc

(a)	The ACN plc Class A Shares to be issued by ACN plc as consideration for the Merger will, when issued, be fully paid and rank pari passu in all respects with all other ACN plc Class A Shares in issue on the Effective Date, including, where the record date for determining entitlements is on or after the Effective Date, the right to all dividends and other distributions (if any) declared, made or paid by ACN plc on the ACN plc Class A Shares.

(b)	No special conditions, rights or restrictions will affect the entitlement of the ACN plc Class A Shares (or the holders thereof) in respect of dividends or distributions made, paid or declared on ACN plc Class A Shares where the record date for determining the entitlement to such dividends or distributions is on or after the Effective Date. The ACN plc Class A Shares to be issued by ACN plc as consideration for the Merger shall have no right to any dividends or other distributions (if any) declared, made or paid by ACN plc on the ACN plc Class A Shares where the record date for determining entitlements is before the Effective Date. However, where AH plc has declared dividends or distributions on its ordinary shares with a record date before the Effective Date, which have not become payable, and been paid, by the Effective Date, such dividends or distributions will be paid by ACN plc to the AH plc Shareholders as at the record date for such dividends or distributions on the originally scheduled date of payment.

5.7	The date from which the transactions of AH plc are to be treated for accounting purposes as transactions of ACN plc

Transactions of AH plc will be treated as transactions of ACN plc for accounting purposes with effect from the Effective Date.

5.8	Special rights or restrictions to be applied to ACN plc Class A Shares issued as part of the Merger

There are no special conditions, including special rights or restrictions, whether in regard to voting, participation in profits, share capital or otherwise, which will apply to ACN plc Class A Shares issued by ACN plc.

5.9	Details of any payment or benefit in cash or otherwise, paid or given or intended to be paid or given to the Independent Expert and to any director of ACN plc or AH plc

(a)	The Merging Companies will make a joint application to the Irish High Court to appoint an Independent Expert. If appointed, the proposed Independent Expert has agreed a fee of €50,000 (plus VAT at the appropriate rate) for producing the Independent Expert’s Report.

(b)	Except as set out in Clause 5.9(a), the Independent Expert has not been, nor is it intended that the Independent Expert will be, paid or given any payment or benefit.

(c)	No payments or benefits, in cash or otherwise (except in his or her capacity as an AH plc Shareholder), have been or will be paid or given to any director of ACN plc or of AH plc as a consequence of or in connection with the Merger.

(d)	To the extent that any director of ACN plc or AH plc ceases to be a director on or prior to the Effective Date, such director shall not be paid, or given any payment or benefit, in cash or otherwise, otherwise than in accordance with their existing service agreements or letter of appointment (as the case may be) or their entitlements at law or in his or her capacity as an AH plc Shareholder.

5.10	Creditors

In accordance with section 1142 of the Irish Companies Act, any creditor of either of the Merging Companies who, at the date of publication of the notice of the filing of these Common Draft Terms with the Registrar of Companies, is entitled to any debt or claim against either of the Merging Companies and can credibly demonstrate that the Merger would be likely to put the satisfaction of that debt or claim at risk, and that no adequate safe-guards have been obtained from either of the Merging Companies, shall be entitled to be heard in relation to the confirmation by the Irish High Court of the Merger under section 1144 of the Irish Companies Act. Further information may be obtained free of charge at the registered offices of the Merging Companies by contacting the Company Secretary of either of the Merging Companies at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland.

6.	POWER OF ATTORNEY

In order to secure ACN plc’s proprietary interest in the assets and the liabilities arising pursuant to the Merger, AH plc, notwithstanding its dissolution on the Effective Date, irrevocably appoints ACN plc to be its attorney (with full powers of substitution and delegation) in its name or otherwise and on its behalf and as its act and deed to sign, seal, execute, deliver and perfect and do all deeds, instruments, acts and things which ACN plc may consider necessary or appropriate arising out of or in connection with the carrying into effect of the Merger.

7.	SEVERABILITY

If a provision of these Common Draft Terms is or becomes invalid or does not contain a required provision, the validity of the other provisions of these Common Draft Terms shall not be effected thereby. The invalid provision shall be replaced and the omission remedied by a legally valid arrangement that corresponds as closely as possible with the intentions of the parties or to what the intention of the parties would have been, in accordance with their aim and purpose in agreeing these Common Draft Terms, if they had not been aware of the omission.

8.	MODIFICATION

The Merging Companies may amend, modify or supplement these Common Draft Terms by agreement at any time prior to the approval by special resolution of AH plc Shareholders at the Annual General Meeting, however after such approval, no amendment, modification or supplement to these Common Draft Terms may be made or effected that legally requires further approval of AH plc Shareholders without obtaining such approval and, if required, with the consent of, or otherwise with the approval of, the Irish High Court.

9.	COUNTERPARTS

These Common Draft Terms may be signed on behalf of the Merging Companies in any number of counterparts, all of which when taken together will constitute the Common Draft Terms.

10.	GOVERNING LAW

These Common Draft Terms and any dispute arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) (“Dispute”) shall be governed by and construed in accordance with the laws of Ireland.

11.	JURISDICTION

11.1	Each of the Merging Companies irrevocably agree that the courts of Ireland are to have exclusive jurisdiction to settle any Dispute and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts. Any proceeding, suit or action arising out of or in connection with these Common Draft Terms (the “Proceedings”) shall therefore be brought in the courts of Ireland.

11.2	Each of the Merging Companies irrevocably waive any objection to Proceedings in the courts referred to in Clause 11.1 on the grounds of venue or on the grounds of forum non conveniens.

IN WITNESS WHEREOF, the undersigned have caused these Common Draft Terms to be signed by the respective officers thereunto duly authorised as of the date first written above.

SIGNED for and on behalf of ACCENTURE PUBLIC LIMITED COMPANY

By

Name:

Title:	Director

By

Name:

Title:	Director

SIGNED for and on behalf of ACCENTURE HOLDINGS PUBLIC LIMITED COMPANY

By

Name:

Title:	Director

By

Name:

Title:	Director

ANNEX B: EXEMPT TERRITORIES

Albania	Luxembourg
Armenia	Macedonia
Australia	Malaysia
Austria	Malta
Bahrain	Mexico
Belarus	Moldova
Belgium	Montenegro
Bosnia & Herzegovina	Morocco
Botswana	Netherlands
Bulgaria	New Zealand
Canada	Norway
Chile	Pakistan
China	Panama
Croatia	Poland
Cyprus	Portugal
Czech Republic	Qatar
Denmark	Romania
Egypt	Russia
Estonia	Saudi Arabia
Ethiopia	Serbia
Finland	Singapore
France	Slovak Republic
Georgia	Slovenia
Germany	South Africa
Greece	Spain
Hong Kong	Sweden
Hungary	Switzerland
Iceland	Thailand
India	Turkey
Israel	Ukraine
Italy	United Arab Emirates
Japan	United Kingdom
Kazakhstan	USA
Korea	Uzbekistan
Kuwait	Vietnam
Latvia	Zambia
Lithuania

B-1

ANNEX C: FORM OF DIRECTORS’ EXPLANATORY REPORT OF ACCENTURE HOLDINGS PLC

DATED DECEMBER     , 2017

ACCENTURE HOLDINGS PLC

DIRECTORS’ EXPLANATORY REPORT

ARTHUR COX

DIRECTORS’ EXPLANATORY REPORT

As approved by the board of directors of Accenture Holdings plc (“AH plc”)

1.	Definitions

Terms not defined in this directors’ explanatory report (the “Report”) shall have the meaning given to such terms in the common draft terms of merger dated      December 2017 between AH plc and ACN plc (the “Common Draft Terms”).

2.	Introduction

2.1	This Report comprises the AH plc directors’ explanatory report in respect of the Merger, prepared in accordance with section 1132 of the Irish Companies Act which requires AH plc’s directors to draw up an explanatory report giving particulars of and explaining:

(a)	the Common Draft Terms;

(b)	the legal and economic grounds for and implications of the Common Draft Terms with particular reference to the proposed Exchange Ratio (as defined herein), organisation and management structures, recent and future commercial activities and the financial interests of the holders of the shares and other securities in AH plc;

(c)	the methods used to arrive at the proposed Exchange Ratio and the reasons for the use of these methods; and

(d)	any special valuation difficulties which have arisen.

3.	The Merger

3.1	Details of the Merger

(a)	The Merger is intended to be a “merger by acquisition” for the purposes of Chapter 16 of Part 17 of the Irish Companies Act, such that on the Effective Date, all the assets and liabilities of AH plc will be acquired by ACN plc, in exchange for which ACN plc shall allot and issue ACN plc Class A Shares to the AH plc Shareholders (other than AH plc and ACN plc) based on the Exchange Ratio and without any cash payment, and AH plc will be dissolved without going into liquidation.

(b)	On or following the Effective Date, ACN plc will redeem the outstanding ACN plc Class X Shares held by the then former AH plc Shareholders in accordance with the procedure set out in Article 5(c)(iv) of ACN plc’s Articles of Association.

3.2	Conditions of the Merger

The Merger will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:

(a)	the Common Draft Terms are approved by ordinary resolution of the holders of ACN plc ordinary shares (the “ACN plc Shareholder Resolution”), as required by ACN plc’s Articles of Association;

(b)	the Common Draft Terms are approved by special resolution of AH plc Shareholders at the Annual General Meeting (the “AH plc Shareholder Resolution”) (ACN plc held approximately 96% of AH plc Shares entitled to vote as of the record date for the determination of AH plc Shareholders entitled to vote at the Annual General Meeting and will vote in favour of approving the Common Draft Terms, therefore this special resolution will be approved at the Annual General Meeting);

(c)	the Independent Expert issues the Independent Expert’s Report;

(d)	at least 30 days prior to the date of the Annual General Meeting, the Common Draft Terms, the statutory financial statements of AH plc for the periods ended 31 August 2017, 2016 and 2015, the statutory financial statements of ACN plc for the periods ended 31 August 2017, 2016 and 2015, this Report, the directors’ explanatory report of ACN plc, and the Independent Expert’s Report having been made available free of charge to the AH plc Shareholders at the registered office of AH plc and the ACN plc Shareholders at the registered office of ACN plc;

(e)	there are no AH plc Shares held by subsidiaries of AH plc;

(f)	there is no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Merger;

(g)	all consents and governmental authorisations that are necessary, desirable or appropriate in connection with the Merger are obtained on terms acceptable to AH plc and/or ACN plc, and are in full force and effect; and

(h)	the requisite Order confirming the Merger and determining the fairness of the terms and conditions of the Merger, both procedurally and substantively, to AH plc Shareholders, and setting the Effective Date has been obtained.

4.	The Exchange Ratio, the Methods used to arrive at the Exchange Ratio and the reasons for the use of these Methods

4.1	The exchange ratio is one (1) ACN plc Class A Share for every one (1) AH plc Share in issue at the Merger Cut-off Time other than AH plc Shares held by ACN plc or by AH plc itself (the “Exchange Ratio”).

4.2	No cash payment shall be made by ACN plc to AH plc Shareholders in respect of (i) their AH plc Shares or (ii) the acquisition of AH plc’s assets and liabilities by ACN plc pursuant to the Merger; provided that any AH plc Shareholder may request in writing to ACN plc, not more than 15 calendar days after the date of the Annual General Meeting, that ACN plc acquire its AH plc Shares for cash.

4.3	The Exchange Ratio was determined having regard to the fact that AH plc Shares and ACN plc Class A Shares are economically equivalent instruments. Dividends paid on AH plc Shares are identical to the dividends paid on ACN plc Class A Shares, and AH plc Shares are currently redeemable on a one-for-one basis for ACN plc Class A Shares. Therefore in order to maintain the economic value of AH plc Shareholders’ interest in AH plc prior to the Merger it was determined by the boards of directors of ACN plc and AH plc that each AH plc Shareholder (other than ACN plc and AH plc itself) should receive one (1) ACN plc Class A Share for every one (1) AH plc Share held at the Merger Cut-off Time.

5.	Special Valuation Difficulties

There were no special valuation difficulties.

6.	Legal grounds for the Common Draft Terms

6.1	This Report has been drawn up in accordance with section 1132 of the Irish Companies Act.

6.2	On 26 October 2017, the Common Draft Terms were approved in writing by the board of AH plc and the board of ACN plc.

6.3	As noted in paragraph 3.1(a) above, the Merger is to be structured as a “merger by acquisition” for the purposes of Chapter 16 of Part 17 of the Irish Companies Act, such that on the Effective Date, ACN plc will acquire all the assets and liabilities of AH plc, in exchange for which ACN plc shall allot and issue ACN plc Class A Shares to the AH plc Shareholders (other than AH plc and ACN plc) based on the Exchange Ratio and without any cash payment, and AH plc will be dissolved without going into liquidation.

6.4	Under the Irish Companies Act, certain requirements must be met before the Merger can occur. These requirements include the adoption of the Common Draft Terms and explanatory reports by the board of directors of each of the Merging Companies.

Filing of Documents and Publication of Notices

The Merging Companies are obliged to file a copy of the Common Draft Terms with the Registrar of Companies. Notice of delivery of these documents to the Registrar of Companies must be published in the Irish Companies Registration Office Gazette maintained by the Registrar of Companies at least 30 days before the Annual General Meeting.

Inspection

A copy of this Report is available for inspection by the AH plc Shareholders at AH plc’s registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, D02 P820, Ireland and by the ACN plc Shareholders at ACN plc’s registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, D02 P820, Ireland.

Independent Expert

The Independent Expert’s Report is required by section 1133 of the Irish Companies Act in connection with the Merger and will be made available to the ACN plc Shareholders at the registered office of ACN plc and to the AH plc Shareholders at the registered office of AH plc at least 30 days prior to the Annual General Meeting.

The Merging Companies will make a joint application to the Irish High Court for an Order appointing an Independent Expert for each of ACN plc and AH plc in accordance with section 1133 of the Irish Companies Act.

Shareholder Approval

The proposal to approve the Common Draft Terms and effect the Merger will be approved by ACN plc Shareholders by the passing of the ACN plc Shareholder Resolution (as required by ACN plc’s Articles of Association) and AH plc Shareholders by the passing of the AH plc Shareholder Resolution (as required by section 1137 of the Irish Companies Act).

Order and scrutiny of the Merger

The Merging Companies will make a joint application to the Irish High Court for an Order confirming the Merger and determining the fairness of the terms and conditions of the Merger, both procedurally and substantively, to AH plc Shareholders and specifying the Effective Date of the Merger in accordance with section 1144 of the Irish Companies Act.

7.	The Effect of the Merger

7.1	Pursuant to the Irish Companies Act, on the Effective Date:

(a)	AH plc will be merged with and into ACN plc, with ACN plc as the surviving entity (AH plc will be dissolved without going into liquidation as a result);

(b)	all of the assets and liabilities of AH plc will be acquired by ACN plc;

(c)	each AH plc Shareholder (other than ACN plc and AH plc itself) whose name appeared in the register of members of AH plc at the Merger Cut-off Time will receive one (1) ACN plc Class A Share for every one (1) AH plc Share held by such shareholder;

(d)	all legal proceedings pending by or against AH plc shall be continued with the substitution, for AH plc, of ACN plc as a party;

(e)	every contract, agreement or instrument to which AH plc is a party shall, notwithstanding anything to the contrary contained in that contract, agreement or instrument be construed and have effect as if:

(i)	ACN plc had been a party thereto instead of AH plc;

(ii)	for any reference (however worded and whether express or implied) to AH plc there was substituted a reference to ACN plc; and

(iii)	any reference (however worded and whether express or implied) to the directors, officers, representatives or employees of AH plc or any of them, were, respectively, a reference to the directors, officers, representatives or employees of ACN plc or to such director, officer, representative or employee of ACN plc as ACN plc nominates for that purpose or, in default of such nomination, were, respectively, a reference to the director, officer, representative or employee of ACN plc who corresponds as nearly as may be to the first-mentioned director, officer, representative or employee;

(f)	every contract, agreement or instrument to which AH plc is a party will become a contract, agreement or instrument between ACN plc and the counterparty with the same rights, and subject to the same obligations, liabilities and incidents (including rights of set-off), as would have been applicable thereto if that contract, agreement or instrument had continued in force between AH plc and the counterparty and any money due and owing (or payable) by or to AH plc under or by virtue of any such contract, agreement or instrument shall become due and owing (or payable) by or to ACN plc instead of AH plc; and

(g)	an offer or invitation to treat made to or by AH plc before the Effective Date shall be read and have effect, respectively, as an offer or invitation to treat made to or by ACN plc.

7.2	It is proposed that the Merging Companies will jointly apply to the Irish High Court for an Order confirming the Merger and determining the fairness of the terms and conditions of the Merger, both procedurally and substantively, to AH plc Shareholders and setting the Effective Date (being the date and time as from which the consequences listed in paragraph 7.1 will from a legal perspective take effect) as 00.01 am on 12 March 2018. However, the Merging Companies may request the Irish High Court to set an earlier or later date and/or time as the Effective Date and in any event recognise that the determination of the Effective Date is entirely within the Irish High Court’s discretion. On the Effective Date, all transactions of AH plc will be deemed for accounting purposes to have been carried out for the account of ACN plc with effect from the Effective Date. All assets and liabilities of AH plc as at the Effective Date will be acquired by ACN plc pursuant to the Merger on the Effective Date and recorded in the accounts of ACN plc for accounting purposes with effect from the Effective Date.

8.	Economic Grounds for the Common Draft Terms

AH plc and ACN plc believe that the Merger will have many benefits for both ACN plc and AH plc Shareholders. Simplifying and consolidating the Accenture group’s structure will result in economic efficiencies and reduce administrative burdens for ACN plc, including no longer having to prepare financial statements and file reports with the United States Securities and Exchange Commission for AH plc after the Merger. In addition, the Class A ordinary shares of ACN plc that AH plc Shareholders will receive in the Merger will be listed and tradable on the New York Stock Exchange, which will make any future sales of these shares easier for the holder. Further, AH plc Shareholders, who currently may only redeem their Accenture Holdings ordinary shares during specified trading windows, will no longer be subject to such restrictions provided they are no longer Accenture employees (or their related parties). There will be no change in how ACN plc goes to market, how ACN plc manages its business or how ACN plc serves its clients.

9.	Organisational and Management Structures

9.1	Corporate Status of ACN plc

Following the Merger, ACN plc will remain domiciled and tax resident in Ireland with its registered and corporate head office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland.

9.2	Board of Directors of ACN plc

There will be no change to the Board of Directors of ACN plc as a result of the Merger.

10.	Implications of the Common Draft Terms

10.1	For shareholders

(a)	If the Merger becomes effective, on the Effective Date each AH plc Shareholder (other than ACN plc and AH plc itself) whose name appeared in the register of members of AH plc at the Merger Cut-off Time will receive one (1) ACN plc Class A Share for every one (1) AH plc Share held by such shareholder.

(b)	The ACN plc Class A Shares to be issued by ACN plc as consideration for the Merger will, when issued, be fully paid and rank pari passu in all respects with all other ACN plc Class A Shares in issue on the Effective Date, including, where the record date for determining entitlements is on or after the Effective Date, the right to all dividends and other distributions (if any) declared, made or paid by ACN plc on the ACN plc Class A Shares. No ACN plc Class A Shares, and no holder of AH plc Class A Shares, is subject to special rights or restrictions and no measures are proposed under the Merger concerning AH plc or AH plc Shareholders subject to any special rights or restrictions.

(c)	No special conditions, rights or restrictions will affect the entitlement of the ACN plc Class A Shares (or the holders thereof) in respect of dividends or distributions made, paid or declared on ACN plc Class A Shares where the record date for determining the entitlement to such dividends or distributions is on or after the Effective Date. The ACN plc Class A Shares to be issued by ACN plc as consideration for the Merger shall have no right to any dividends or other distributions (if any) declared, made or paid by ACN plc on the ACN plc Class A Shares where the record date for determining entitlements is before the Effective Date. However, where AH plc has declared dividends or distributions on its ordinary shares with a record date before the Effective Date, which have not become payable, and been paid, by the Effective Date, such dividends or distributions will be paid by ACN plc to the AH plc Shareholders as at the record date for such dividends or distributions on the originally scheduled date of payment.

10.2	For creditors

In accordance with section 1142 of the Irish Companies Act, any creditor of either of the Merging Companies who, at the date of publication of the notice of the filing of the Common Draft Terms with the Registrar of Companies, is entitled to any debt or claim against either of the Merging Companies and can credibly demonstrate that the Merger would be likely to put the satisfaction of that debt or claim at risk, and that no adequate safe-guards have been obtained from either of the Merging Companies, shall be entitled to be heard in relation to the confirmation by the Irish High Court of the Merger under section 1144 of the Irish Companies Act. Further information may be obtained free of charge at the registered offices of the Merging Companies by contacting the Company Secretary of either of the Merging Companies at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland.

11.	Recent and Future Commercial Activities

ACN plc is the ultimate holding company of the Accenture group (ACN plc and its direct and indirect subsidiaries) and AH plc is ACN plc’s directly controlled subsidiary. ACN plc has no material assets other than AH plc Shares. ACN plc owns a majority voting interest in AH plc, and ACN plc’s only business is to hold these shares. As a result, ACN plc controls AH plc’s management and operations and consolidates AH plc’s results in its consolidated financial statements. Following the Effective Date, ACN plc will continue to act as the ultimate holding company of the Accenture group and there will be no change in how the Accenture group goes to market, how it manages its business or how it serves its clients.

12.	Financial Interests of the Holders of the Shares and Other Securities in ACN plc

AH plc Shareholders will hold substantially equivalent financial interests through their ownership of AH plc Shares prior to the Merger as they will through their ownership of ACN plc Class A Shares following the Merger. Dividends paid on AH plc Shares are identical to the dividends paid on ACN plc Class A Shares, and AH plc Shares are currently redeemable on a one-for-one basis for ACN plc Class A Shares, which, unlike the AH plc Shares, are traded on a national securities exchange (the New York Stock Exchange).

13.	Inspection of Documents

From the date that is at least 30 days prior to the date of the Annual General Meeting:

13.1	this Report, the directors’ explanatory report of ACN plc, the Independent Expert’s Report, the Common Draft Terms, the statutory financial statements of AH plc for the periods ended 31 August 2017, 2016 and 2015 and the statutory financial statements of ACN plc for the periods ended 31 August 2017, 2016 and 2015 will be available for inspection by the AH plc Shareholders at AH plc’s registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland and by the ACN plc Shareholders at ACN plc’s registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland between 10.00 am and 4.30 pm (Irish time) on any day other than a Saturday, Sunday or public holiday in Ireland; and

13.2	copies of this Report, the Independent Expert’s Report, the Common Draft Terms, the statutory financial statements of AH plc for the periods ended 31 August 2017, 2016 and 2015 and the statutory financial statements of ACN plc for the periods ended 31 August 2017, 2016 and 2015 may be obtained by the AH plc Shareholders free of charge on request by contacting AH plc’s company secretary at AH plc’s registered address and by the ACN plc Shareholders free of charge on request by contacting ACN plc’s company secretary at ACN plc’s registered address.

IN WITNESS WHEREOF, the undersigned have caused this Directors’ Explanatory Report to be signed by the respective officers thereunto duly authorised as of the date first written above.

SIGNED for and on behalf of ACCENTURE HOLDINGS PUBLIC LIMITED COMPANY

By

Name:

Title:	Director

By

Name:

Title:	Director

ANNEX D: FORM OF DIRECTORS’ EXPLANATORY REPORT OF ACCENTURE PLC

DATED DECEMBER     , 2017

ACCENTURE PLC

DIRECTORS’ EXPLANATORY REPORT

ARTHUR COX

DIRECTORS’ EXPLANATORY REPORT

As approved by the board of directors of Accenture plc (“ACN plc”)

1.	Definitions

Terms not defined in this directors’ explanatory report (the “Report”) shall have the meaning given to such terms in the common draft terms of merger dated      December 2017 between ACN plc and AH plc (the “Common Draft Terms”).

2.	Introduction

2.1	This Report comprises the ACN plc directors’ explanatory report in respect of the Merger, prepared in accordance with section 1132 of the Irish Companies Act which requires ACN plc’s directors to draw up an explanatory report giving particulars of and explaining:

(a)	the Common Draft Terms;

(b)	the legal and economic grounds for and implications of the Common Draft Terms with particular reference to the proposed Exchange Ratio (as defined herein), organisation and management structures, recent and future commercial activities and the financial interests of the holders of the shares and other securities in ACN plc;

(c)	the methods used to arrive at the proposed Exchange Ratio and the reasons for the use of these methods; and

(d)	any special valuation difficulties which have arisen.

3.	The Merger

3.1	Details of the Merger

(a)	The Merger is intended to be a “merger by acquisition” for the purposes of Chapter 16 of Part 17 of the Irish Companies Act, such that on the Effective Date, all the assets and liabilities of AH plc will be acquired by ACN plc, in exchange for which ACN plc shall allot and issue ACN plc Class A Shares to the AH plc Shareholders (other than AH plc and ACN plc) based on the Exchange Ratio and without any cash payment, and AH plc will be dissolved without going into liquidation.

(b)	On or following the Effective Date, ACN plc will redeem the outstanding ACN plc Class X Shares held by the then former AH plc Shareholders in accordance with the procedure set out in Article 5(c)(iv) of ACN plc’s Articles of Association.

3.2	Conditions of the Merger

The Merger will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:

(a)	the Common Draft Terms are approved by ordinary resolution of the holders of ACN plc ordinary shares (the “ACN plc Shareholder Resolution”), as required by ACN plc’s Articles of Association;

(b)	the Common Draft Terms are approved by special resolution of AH plc Shareholders at the Annual General Meeting (“AH plc Shareholder Resolution”) (ACN plc held approximately 96% of AH plc Shares entitled to vote as of the record date for the determination of AH plc Shareholders entitled to vote at the Annual General Meeting and will vote in favour of approving the Common Draft Terms, therefore this special resolution will be approved at the Annual General Meeting);

(c)	the Independent Expert issues the Independent Expert’s Report;

(d)	at least 30 days prior to the date of the Annual General Meeting, the Common Draft Terms, the statutory financial statements of AH plc for the periods ended 31 August 2017, 2016 and 2015, the statutory financial statements of ACN plc for the periods ended 31 August 2017, 2016 and 2015, this Report, the directors’ explanatory report of AH plc, and the Independent Expert’s Report having been made available free of charge to the AH plc Shareholders at the registered office of AH plc and the ACN plc Shareholders at the registered office of ACN plc;

(e)	there are no AH plc Shares held by subsidiaries of AH plc;

(f)	there is no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Merger;

(g)	all consents and governmental authorisations that are necessary, desirable or appropriate in connection with the Merger are obtained on terms acceptable to AH plc and/or ACN plc, and are in full force and effect; and

(h)	the requisite Order confirming the Merger and determining the fairness of the terms and conditions of the Merger, both procedurally and substantively, to AH plc Shareholders, and setting the Effective Date has been obtained.

4.	The Exchange Ratio, the Methods used to arrive at the Exchange Ratio and the reasons for the use of these Methods

4.1	The exchange ratio is one (1) ACN plc Class A Share for every one (1) AH plc Share in issue at the Merger Cut-off Time other than AH plc Shares held by ACN plc or by AH plc itself (the “Exchange Ratio”).

4.2	No cash payment shall be made by ACN plc to AH plc Shareholders in respect of (i) their AH plc Shares or (ii) the acquisition of AH plc’s assets and liabilities by ACN plc pursuant to the Merger; provided that any AH plc Shareholder may request in writing to ACN plc, not more than 15 calendar days after the date of the Annual General Meeting, that ACN plc acquire its AH plc Shares for cash.

4.3	The Exchange Ratio was determined having regard to the fact that AH plc Shares and ACN plc Class A Shares are economically equivalent instruments. Dividends paid on AH plc Shares are identical to the dividends paid on ACN plc Class A Shares, and AH plc Shares are currently redeemable on a one-for-one basis for ACN plc Class A Shares. Therefore in order to maintain the economic value of AH plc Shareholders’ interest in AH plc prior to the Merger it was determined by the boards of directors of ACN plc and AH plc that each AH plc Shareholder (other than ACN plc and AH plc itself) should receive one (1) ACN plc Class A Share for every one (1) AH plc Share held at the Merger Cut-off Time.

5.	Special Valuation Difficulties

There were no special valuation difficulties.

6.	Legal grounds for the Common Draft Terms

6.1	This Report has been drawn up in accordance with section 1132 of the Irish Companies Act.

6.2	On 26 October 2017, the Common Draft Terms were approved in writing by the board of AH plc and the board of ACN plc.

6.3	As noted in paragraph 3.1(a) above, the Merger is to be structured as a “merger by acquisition” for the purposes of Chapter 16 of Part 17 of the Irish Companies Act, such that on the Effective Date, ACN plc will acquire all the assets and liabilities of AH plc, in exchange for which ACN plc shall allot and issue ACN plc Class A Shares to the AH plc Shareholders (other than AH plc and ACN plc) based on the Exchange Ratio and without any cash payment, and AH plc will be dissolved without going into liquidation.

6.4	Under the Irish Companies Act, certain requirements must be met before the Merger can occur. These requirements include the adoption of the Common Draft Terms and explanatory reports by the board of directors of each of the Merging Companies.

Filing of Documents and Publication of Notices

The Merging Companies are obliged to file a copy of the Common Draft Terms with the Registrar of Companies. Notice of delivery of these documents to the Registrar of Companies must be published in the Irish Companies Registration Office Gazette maintained by the Registrar of Companies at least 30 days before the Annual General Meeting.

Inspection

A copy of this Report is available for inspection by the ACN plc Shareholders at ACN plc’s registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, D02 P820, Ireland and by the AH plc Shareholders at AH plc’s registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, D02 P820, Ireland.

Independent Expert

The Independent Expert’s Report is required by section 1133 of the Irish Companies Act in connection with the Merger and will be made available to the ACN plc Shareholders at the registered office of ACN plc and to the AH plc Shareholders at the registered office of AH plc at least 30 days prior to the Annual General Meeting.

The Merging Companies will make a joint application to the Irish High Court for an Order appointing an Independent Expert for each of ACN plc and AH plc in accordance with section 1133 of the Irish Companies Act.

Shareholder Approval

The proposal to approve the Common Draft Terms and effect the Merger will be approved by ACN plc Shareholders by the passing of the ACN plc Shareholder Resolution (as required by ACN plc’s Articles of Association) and AH plc Shareholders by the passing of the AH plc Shareholder Resolution (as required by section 1137 of the Irish Companies Act).

Order and scrutiny of the Merger

The Merging Companies will make a joint application to the Irish High Court for an Order confirming the Merger and determining the fairness of the terms and conditions of the Merger, both procedurally and substantively, to AH plc Shareholders and specifying the Effective Date of the Merger in accordance with section 1144 of the Irish Companies Act.

7.	The Effect of the Merger

7.1	Pursuant to the Irish Companies Act, on the Effective Date:

(a)	AH plc will be merged with and into ACN plc, with ACN plc as the surviving entity (AH plc will be dissolved without going into liquidation as a result);

(b)	all of the assets and liabilities of AH plc will be acquired by ACN plc;

(c)	each AH plc Shareholder (other than ACN plc and AH plc itself) whose name appeared in the register of members of AH plc at the Merger Cut-off Time will receive one (1) ACN plc Class A Share for every one (1) AH plc Share held by such shareholder;

(d)	all legal proceedings pending by or against AH plc shall be continued with the substitution, for AH plc, of ACN plc as a party;

(e)	every contract, agreement or instrument to which AH plc is a party shall, notwithstanding anything to the contrary contained in that contract, agreement or instrument be construed and have effect as if:

(i)	ACN plc had been a party thereto instead of AH plc;

(ii)	for any reference (however worded and whether express or implied) to AH plc there was substituted a reference to ACN plc; and

(iii)	any reference (however worded and whether express or implied) to the directors, officers, representatives or employees of AH plc or any of them, were, respectively, a reference to the directors, officers, representatives or employees of ACN plc or to such director, officer, representative or employee of ACN plc as ACN plc nominates for that purpose or, in default of such nomination, were, respectively, a reference to the director, officer, representative or employee of ACN plc who corresponds as nearly as may be to the first-mentioned director, officer, representative or employee;

(f)	every contract, agreement or instrument to which AH plc is a party will become a contract, agreement or instrument between ACN plc and the counterparty with the same rights, and subject to the same obligations, liabilities and incidents (including rights of set-off), as would have been applicable thereto if that contract, agreement or instrument had continued in force between AH plc and the counterparty and any money due and owing (or payable) by or to AH plc under or by virtue of any such contract, agreement or instrument shall become due and owing (or payable) by or to ACN plc instead of AH plc; and

(g)	an offer or invitation to treat made to or by AH plc before the Effective Date shall be read and have effect, respectively, as an offer or invitation to treat made to or by ACN plc.

7.2	It is proposed that the Merging Companies will jointly apply to the Irish High Court for an Order confirming the Merger and determining the fairness of the terms and conditions of the Merger, both procedurally and substantively, to AH plc Shareholders and setting the Effective Date (being the date and time as from which the consequences listed in paragraph 7.1 will from a legal perspective take effect) as 00.01 am on 12 March 2018. However, the Merging Companies may request the Irish High Court to set an earlier or later date and/or time as the Effective Date and in any event recognise that the determination of the Effective Date is entirely within the Irish High Court’s discretion. On the Effective Date, all transactions of AH plc will be deemed for accounting purposes to have been carried out for the account of ACN plc with effect from the Effective Date. All assets and liabilities of AH plc as at the Effective Date will be acquired by ACN plc pursuant to the Merger on the Effective Date and recorded in the accounts of ACN plc for accounting purposes with effect from the Effective Date.

8.	Economic Grounds for the Common Draft Terms

AH plc and ACN plc believe that the Merger will have many benefits for both ACN plc and AH plc Shareholders. Simplifying and consolidating the Accenture group structure will result in economic efficiencies and reduce administrative burdens for ACN plc, including no longer having to prepare financial statements and file reports with the United States Securities and Exchange Commission for AH plc after the Merger. In addition, the Class A ordinary shares of ACN plc that AH plc Shareholders will receive in the Merger will be listed and tradable on the New York Stock Exchange, which will make any future sales of these shares easier for the holder. Further, AH plc Shareholders, who currently may only redeem their Accenture Holdings ordinary shares during specified trading windows, will no longer be subject to such restrictions provided they are no longer Accenture employees (or their related parties). There will be no change in how ACN plc goes to market, how ACN plc manages its business or how ACN plc serves its clients.

9.	Organisational and Management Structures

9.1	Corporate Status of ACN plc

Following the Merger, ACN plc will remain domiciled and tax resident in Ireland with its registered and corporate head office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland.

9.2	Board of Directors of ACN plc

There will be no change to the Board of Directors of ACN plc as a result of the Merger.

10.	Implications of the Common Draft Terms

10.1	For shareholders

(a)	If the Merger becomes effective, on the Effective Date each AH plc Shareholder (other than ACN plc and AH plc itself) whose name appeared in the register of members of AH plc at the Merger Cut-off Time will receive one (1) ACN plc Class A Share for every one (1) AH plc Share held by such shareholder.

(b)	The ACN plc Class A Shares to be issued by ACN plc as consideration for the Merger will, when issued, be fully paid and rank pari passu in all respects with all other ACN plc Class A Shares in issue on the Effective Date, including, where the record date for determining entitlements is on or after the Effective Date, the right to all dividends and other distributions (if any) declared, made or paid by ACN plc on the ACN plc Class A Shares. No ACN plc Class A Shares, and no holder of AH plc Class A Shares, is subject to special rights or restrictions and no measures are proposed under the Merger concerning AH plc or AH plc Shareholders subject to any special rights or restrictions.

(c)	No special conditions, rights or restrictions will affect the entitlement of the ACN plc Class A Shares (or the holders thereof) in respect of dividends or distributions made, paid or declared on ACN plc Class A Shares where the record date for determining the entitlement to such dividends or distributions is on or after the Effective Date. The ACN plc Class A Shares to be issued by ACN plc as consideration for the Merger shall have no right to any dividends or other distributions (if any) declared, made or paid by ACN plc on the ACN plc Class A Shares where the record date for determining entitlements is before the Effective Date. However, where AH plc has declared dividends or distributions on its ordinary shares with a record date before the Effective Date, which have not become payable, and been paid, by the Effective Date, such dividends or distributions will be paid by ACN plc to the AH plc Shareholders as at the record date for such dividends or distributions on the originally scheduled date of payment.

10.2	For creditors

In accordance with section 1142 of the Irish Companies Act, any creditor of either of the Merging Companies who, at the date of publication of the notice of the filing of the Common Draft Terms with the Registrar of Companies, is entitled to any debt or claim against either of the Merging Companies and can credibly demonstrate that the Merger would be likely to put the satisfaction of that debt or claim at risk, and that no adequate safe-guards have been obtained from either of the Merging Companies, shall be entitled to be heard in relation to the confirmation by the Irish High Court of the Merger under section 1144 of the Irish Companies Act. Further information may be obtained free of charge at the registered offices of the Merging Companies by contacting the Company Secretary of either of the Merging Companies at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland.

11.	Recent and Future Commercial Activities

ACN plc is the ultimate holding company of the Accenture group (ACN plc and its direct and indirect subsidiaries) and AH plc is ACN plc’s directly controlled subsidiary. ACN plc has no material assets other than AH plc Shares. ACN plc owns a majority voting interest in AH plc, and ACN plc’s only business is to hold these shares. As a result, ACN plc controls AH plc’s management and operations and consolidates AH plc’s results in its consolidated financial statements. Following the Effective Date, ACN plc will continue to act as the ultimate holding company of the Accenture group and there will be no change in how the Accenture group goes to market, how it manages its business or how it serves its clients.

12.	Financial Interests of the Holders of the Shares and Other Securities in ACN plc

AH plc Shareholders will hold substantially equivalent financial interests through their ownership of AH plc Shares prior to the Merger as they will through their ownership of ACN plc Class A Shares following the Merger. Dividends paid on AH plc Shares are identical to the dividends paid on ACN plc Class A Shares, and AH plc Shares are currently redeemable on a one-for-one basis for ACN plc Class A Shares, which, unlike the AH plc Shares, are traded on a national securities exchange (the New York Stock Exchange).

13.	Inspection of Documents

From the date that is at least 30 days prior to the date of the Annual General Meeting:

13.1	this Report, the directors’ explanatory report of AH plc, the Independent Expert’s Report, the Common Draft Terms, the statutory financial statements of AH plc for the periods ended 31 August 2017, 2016 and 2015 and the statutory financial statements of ACN plc for the periods ended 31 August 2017, 2016 and 2015 will be available for inspection by the ACN plc Shareholders at ACN plc’s registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland and by the AH plc Shareholders at AH plc’s registered office at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland between 10.00 am and 4.30 pm (Irish time) on any day other than a Saturday, Sunday or public holiday in Ireland; and

13.2	copies of this Report, the Independent Expert’s Report, the Common Draft Terms, the statutory financial statements of ACN plc for the periods ended 31 August 2017, 2016 and 2015 and the statutory financial statements of AH plc for the periods ended 31 August 2017, 2016 and 2015 may be obtained by the ACN plc Shareholders free of charge on request by contacting ACN plc’s company secretary at ACN plc’s registered address and by the AH plc Shareholders free of charge on request by contacting AH plc’s company secretary at AH plc’s registered address.

IN WITNESS WHEREOF, the undersigned have caused this Directors’ Explanatory Report to be signed by the respective officers thereunto duly authorised as of the date first written above.

SIGNED for and on behalf of

ACCENTURE PUBLIC LIMITED COMPANY

By

Name:

Title: Director

By

Name:

Title: Director

ANNEX E: REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

Accenture Holdings plc:

We have audited the accompanying consolidated balance sheets of Accenture Holdings plc and its subsidiaries (the Company) as of August 31, 2017 and 2016, and the related consolidated statements of income, comprehensive income, shareholders’ equity, and cash flows for each of the years in the three-year period ended August 31, 2017. We also have audited Accenture Holdings plc’s internal control over financial reporting as of August 31, 2017, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Accenture Holdings plc’s management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting (Item 9A). Our responsibility is to express an opinion on these consolidated financial statements and an opinion on the Company’s internal control over financial reporting based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the consolidated financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Accenture Holdings plc and its subsidiaries as of August 31, 2017 and 2016, and the results of their operations and their cash flows for each of the years in the three-year period ended August 31, 2017, in conformity with U.S. generally accepted accounting principles. Also in our opinion, Accenture Holdings plc maintained, in all material respects, effective internal control over financial reporting as of August 31, 2017, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

/s/ KPMG LLP

Chicago, Illinois

October 26, 2017

E-1

ANNEX F: REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

Accenture plc:

We have audited the accompanying consolidated balance sheets of Accenture plc and its subsidiaries as of August 31, 2017 and 2016, and the related consolidated statements of income, comprehensive income, shareholders’ equity, and cash flows for each of the years in the three-year period ended August 31, 2017. We also have audited Accenture plc’s internal control over financial reporting as of August 31, 2017, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Accenture plc’s management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting (Item 9A). Our responsibility is to express an opinion on these consolidated financial statements and an opinion on the Company’s internal control over financial reporting based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the consolidated financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Accenture plc and its subsidiaries as of August 31, 2017 and 2016, and the results of their operations and their cash flows for each of the years in the three-year period ended August 31, 2017, in conformity with U.S. generally accepted accounting principles. Also in our opinion, Accenture plc maintained, in all material respects, effective internal control over financial reporting as of August 31, 2017, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

/s/ KPMG LLP

Chicago, Illinois

October 26, 2017

F-1